UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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GROUP 1 AUTOMOTIVE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GROUP 1 AUTOMOTIVE®

NOTICE of ANNUAL MEETING and 2020 PROXY STATEMENT

You're in the Driver's Seat!

Wednesday, May 13, 2020

10:00 a.m., Central Daylight Saving Time

Sterling McCall Lexus
10025 Southwest Freeway
Houston, Texas 77074

April 8, 2020

Dear Fellow Stockholder:

You are cordially invited to attend Group 1 Automotive’s 2020 Annual Meeting of Stockholders to be held at the Company’s Sterling McCall Lexus dealership, 10025 Southwest Freeway, Houston, Texas 77074, on Wednesday, May 13, 2020, at 10:00 a.m. Central Daylight Saving Time. However, as you are aware, the outbreak of COVID-19 (coronavirus) has affected our business operations in each of our three global markets. Concerning our Annual Meeting, we are currently anticipating that the Meeting will be held at the time and place described above. We will comply with all applicable federal, state and local laws pertaining to social distancing and limitations on group gatherings and will make the appropriate accommodation to comply therewith. Additionally, should you not feel comfortable in attending our meeting in person, please feel free to submit a question by 5:00 p.m., CST, Tuesday, May 12, 2020 to our head of Investor Relations, Sheila Roth at ir@group1auto.com and all efforts will made to respond by the close of business on the day of our Annual Meeting.

The agenda for the 2020 Annual Meeting of Stockholders includes a vote to: (i) approve the nominees for our board of directors named in the proxy statement; (ii) approve, on a non-binding advisory basis, our executive compensation; (iii) approve an amendment to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan; and, (iv) approve Deloitte & Touche LLP as our independent registered public accountants for 2020. Management will also be available to review the Company’s business and financial performance.

The Company had a very good 2019, which included all-time record revenue of $12.0 billion and strong growth in earnings. This performance is more impressive when you take into context that both of our key markets experienced slowing new vehicle sales volumes. The Company achieved these results by focusing on the controllable elements of our business model, including leveraging revenue growth, optimizing cost control, refining brand diversity, enhancing digital marketing, and capitalizing on the experience and expertise within our overall management team.

As of this proxy statement’s record date, the Company has experienced significant stock price decline since the end of 2019, consistent with its peer companies and the broader industry, due largely to the COVID-19 (coronavirus) outbreak. As described further herein, the Company’s executive compensation programs are designed to strongly align realized compensation with the Company’s financial and operational goals. However, due to the virus outbreak, management has already taken certain steps to better align those compensation programs in anticipation of reduced performances in numerous aspects of our businesses, which are described within the CD&A below. We will continue to analyze the impact of the virus outbreak and will describe any additional outcomes and decisions that are made throughout the year in next year’s CD&A. Our Company has shown tremendous resilience in dealing with trying events such as September 11th, Hurricanes Katrina and Harvey and the recession of 2008, and we believe that through the strength and dedication of our employees we will guide the Company through the COVID-19 (coronavirus) virus.

We hope you are able to participate in the Annual Meeting, but if you cannot, we look forward to hearing your voice via your participation in voting on the business items set forth in the attached notice. Regardless of the number of shares you own, your vote matters. We encourage you to sign and return your proxy card, or use telephone or internet voting prior to the meeting, to assure that your shares are represented and voted at the meeting.

Thank you for your continued dedication of time and interest in Group 1. Our core values of integrity, transparency, professionalism, and teamwork promote success amongst our team, which includes our customers, our employees, and you, our stockholders.

Sincerely,

Stephen D. Quinn	Earl J. Hesterberg
Chairman of the Board	President & Chief Executive Officer

Notice of Annual Meeting of Stockholders

Wednesday, May 13, 2020

10:00 a.m. Central Daylight Saving Time

Sterling McCall Lexus, 10025 Southwest Freeway, Houston, Texas 77074

Matters to be voted on:

1.	To elect the nine director nominees named in the proxy statement, each for a term expiring at the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified, or until their earlier death, resignation or removal;

2.	To approve, on a non-binding advisory basis, our executive compensation;

3.	To approve an amendment to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan;

4.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020; and

5.	To transact such other business as may be properly brought before the meeting.

Stockholders of record at the close of business on March 17, 2020, will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. A list of stockholders will be available and may be inspected during normal business hours for a period of at least 10 days prior to the Annual Meeting at our offices at 800 Gessner, Suite 500, Houston, Texas 77024. The list of stockholders will also be available for your review at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

The proxy materials, including this Notice of Annual Meeting, the proxy statement, a proxy card, and our Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2019 are being distributed and made available beginning on April 8, 2020.

Your vote is important. We urge you to review the accompanying materials carefully and to vote by telephone or internet as promptly as possible. Alternatively, you may complete, sign and return the proxy card, by mail.

Houston, Texas
April 8, 2020

By Order of the Board of Directors,

Beth Sibley

Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 13, 2020.
The Notice of Annual Meeting of Stockholders, our Proxy Statement and form proxy card for the Annual Meeting and our Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2019 are available at http://www.proxyvote.com.

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2020 Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read this entire proxy statement carefully before voting.

This proxy statement is being distributed and made available beginning on April 8, 2020 in connection with the solicitation of proxies by the Board of Directors of Group 1 Automotive, Inc. for use at our 2020 Annual Meeting of Stockholders.

ANNUAL MEETING OF STOCKHOLDERS

DATE & TIME	PLACE	RECORD DATE

May 13, 2020, 10:00 a.m. Central Daylight Saving Time	Sterling McCall Lexus, 10025 Southwest Freeway, Houston, Texas 77074	March 17, 2020

VOTING

Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and each proposal. All elections of directors shall be decided by a majority of votes cast by stockholders entitled to vote. All other matters submitted to the stockholders shall be decided by vote of a majority of the shares present in person or represented by proxy.

COMPENSATION AND CORPORATE GOVERNANCE HIGHLIGHTS

Independent Chairman of the Board	Clawback Provisions for Certain Restatements
No Excise Tax Gross-Ups	Board & Committee Attendance of 100% during 2019
Say on Pay Advisory Vote Conducted Annually	No Stockholder Rights Plan (Poison Pill)
Annual Board and Committee Performance Evaluations	Annual Election of our Board of Directors
Annual Review for Board and Committee Refreshment	Independent Compensation Consultant
Robust Stock Ownership Guidelines for our Officers and Directors	Company Policy Prohibits Directors and Employees from Pledging or Hedging Group 1 Common Stock
Director Resignation Policy for Directors who do not receive a Majority Vote in an Uncontested Director Election	Added ESG Oversight to the Governance & Corporate Responsibility Committee (FKA Nominating/Governance Committee)

VOTING MATTERS AND BOARD RECOMMENDATIONS

	Board’s	Page
Management Proposals:	Recommendation	(for more detail)
Election of Nine Director Nominees	FOR	27
Approval, on a Non-Binding Advisory Basis, of our Executive Compensation	FOR	34
Approval of an Amendment to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan	FOR	35
Ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm	FOR	43

2020 PROXY STATEMENT •	8

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Election of Directors (Proposal 1)

The following table provides summary information about our nominees for election to the Board of Directors.(1) Additional information for all of our directors may be found beginning on page 27.

CARIN M. BARTH
Director Since: 2017
Age 57
Committee Memberships:
★ Audit (Chair), Finance/Risk Management, Nominating/Governance
Other Public Company Boards:
2

MARYANN WRIGHT
Director Since: 2014
Age 58
Committee Memberships:
Compensation, Nominating/Governance
Other Public Company Boards:
3

EARL J. HESTERBERG*
Director Since: 2005
Age 66
Committee Memberships:
Finance/Risk Management
Other Public Company Boards:
1

MAX P. WATSON, JR.
Director Since: 2001
Age 74
Committee Memberships:
★ Compensation (Chair), Nominating/Governance
Other Public Company Boards:
0

7/9 Independent Nominees

LINCOLN PEREIRA*
Director Since: 2013
Age 60
Committee Memberships:
Finance/Risk Management
Other Public Company Boards:
0

ANNE TAYLOR
Director Since: 2018
Age 64
Committee Memberships:
Audit, Compensation
Other Public Company Boards:
1

CHARLES L. SZEWS
Director Since: 2016
Age 63
Committee Memberships:
Audit, ★ Finance/Risk Management (Chair)
Other Public Company Boards:
3

STEVEN STANBROOK
Director Since: 2019
Age 62
Committee Memberships:
Audit, Finance/Risk Management
Other Public Company Boards:
2

STEPHEN D. QUINN
Director Since: 2002
Age 64
Committee Memberships:
★ Nominating/Governance (Chair), Audit, Compensation
Other Public Company Boards:
1

* Non-Independent Director

★ Chair ■ Audit Committee ■ Compensation Committee ■ Finance/Risk Management Committee ■ Nominating/Governance Committee

GENDER

33% female directors

TENURE

3
4
2
0-5 years
6-10 years
+10 years

AGE

1
2
6
50-59
60-69
70-75

(1)	Effective as of the Annual Meeting, the Board size will be reduced to nine members as one current director, John L. Adams, has reached the Company’s mandatory retirement age for non-management directors and will not stand for re-election.

Our Board of Directors Recommends a Vote “FOR” the Election of each of the Nominees for Director.

2020 PROXY STATEMENT •	9

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Advisory Vote on Executive Compensation (Proposal 2)

We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers. We believe that our compensation policies and practices are effective in achieving our Company’s goals of rewarding significant financial and operating performance, leadership excellence and aligning the executives’ long-term interests with those of our stockholders. Our compensation philosophy is to set the fixed compensation of our named executive officers competitively for their demonstrated skills and industry experience. Our variable compensation, both annual and long-term, reflects the results of performance against a combination of quantitative and subjective measures. At last year’s Annual Meeting of Stockholders, our stockholders approved the compensation of our named executive officers with a substantial majority of our stockholders (95% of votes cast) voting in favor.

COMPENSATION COMPONENTS

Type	Form	Terms
Cash	Salary	Set annually based on market conditions, peer data and other factors
Cash	Annual Incentive Bonus	Linked to financial-based and mission-based goals. Discretionary factors are considered when appropriate
Equity	Long-Term Incentive Awards

Restricted stock with restrictions lapsing over a five-year period:

0%-40%-20%-20%-20%, to reward performance and promote retention of certain key employees

Performance Shares (implemented in 2019), vesting over a three-year period

Other	Employment Agreements and Severance and Change of Control Arrangements	Change of Control payment equal to 30 months base salary for our CEO and our CFO, plus prior year’s pro rata annual bonus
Other	Deferred Compensation Plan	Allows deferral of up to 50% base salary and 100% of incentive bonus
Other	Perquisites

Demonstrator vehicle(s) and/or vehicle allowance

Our CEO may use our Company aircraft for up to 40 hours of personal use, provided he reimburses us based on the published standard industry fare level valuation method; we pay for club membership privileges that are used for business and personal purposes by our CEO

In early 2020, the Compensation Committee approved our President, U.S. and Brazilian Operations to use our Company aircraft for up to 20 hours of personal use, provided he reimburses us based on the published standard industry fare level valuation method

Other	Benefits	On substantially the same terms as other employees, including our employee stock purchase plan
Other	Indemnification Agreements	Indemnification for our executive officers provided the executive was acting in good faith and in the best interest of our Company
Other	Compensation Consultant	Independent Compensation Consultant engaged by our Compensation Committee

In evaluating this year’s “say-on-pay” proposal, we recommend that you review the section entitled “2019 Compensation Discussion and Analysis” (“CD&A”) beginning on page 48, which explains how and why the Compensation Committee arrived at its executive compensation actions and decisions for 2019.

2020 PROXY STATEMENT •	10

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2019 SUMMARY COMPENSATION

Set forth below is a summary of the compensation granted or earned for each named executive officer during 2019, but which is not intended to replace the 2019 Summary Compensation Table included in the Executive Compensation section of this proxy statement:

					Change in
					Pension
					Value and
					Nonqualified
		Restricted	Performance	Non-Equity	Deferred
		Stock	Share	Incentive Plan	Compensation	All Other
Name and	Salary	Awards(1)	Awards(1)	Compensation(2)	Earnings(3)	Compensation(4)	Total
Principal Position	($)	($)	($)	($)	($)	($)	($)
Earl J. Hesterberg	1,150,000	2,700,022	900,007	2,127,500	361,583	685,290	7,924,402
President and
Chief Executive Officer
Daryl A. Kenningham	655,200	841,525	280,467	982,800	164,068	177,153	3,101,213
President, U.S. and
Brazilian Operations
John C. Rickel	629,700	720,006	240,022	724,155	360,087	26,294	2,700,264
Senior Vice President and
Chief Financial Officer
Frank Grese, Jr.	595,400	512,979	171,014	684,710	197,769	33,618	2,195,490
Senior Vice President,
Human Resources, Training
and Operations Support
Peter C. DeLongchamps	492,650	486,016	161,964	566,548	77,961	24,489	1,809,628
Senior Vice President,
Manufacturer Relations,
Financial Services
and Public Affairs

(1)	The amounts in the “Restricted Stock Awards” and “Performance Share Awards” columns reflect the required accounting expense for these awards and do not correspond to the actual value that may be recognized. These amounts represent the grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Assumptions made in the calculation of these amounts are included in Note 4 to the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Certain of these awards have no intrinsic value to the recipient until the performance or vesting schedule is met. Vesting schedules for equity awards can be found in the footnotes to the “Outstanding Equity Awards as of December 31, 2019” table. This amount includes the grant date probable value of the return on invested capital portion of the performance awards granted to each NEO as part of their long-term incentive compensation.
(2)	Annual cash incentive awards based upon the achievement of financial and mission-based goals. This is discussed further under “2019 Compensation Discussion and Analysis — Annual Incentive Compensation Plan.”
(3)	Amounts reflect above-market earnings on the Deferred Compensation Plan. Amounts are reflective of earnings in excess of 120% of the applicable federal long-term rate, with compounding, of 3.91%. We do not offer a pension plan.
(4)	Includes 401(k) savings plan matching contribution, automobile allowance, use of demonstrator vehicle, personal airplane use and club membership and dues.

Our Board of Directors Recommends a Vote “FOR” the Non-Binding Advisory Approval of our Executive Compensation.

2020 PROXY STATEMENT •	11

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Approval of an Amendment to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan (Proposal 3)

To align the compensation of our named executive officers with the attainment of our business goals and an increase in shareholder value, we award long-term equity incentive grants and performance share awards. We are asking our stockholders to approve an amendment to increase the number of shares available for issuance under the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan. We believe that long-term equity compensation is an important retention tool, and directly ties the interests of our executive officers and key employees to the interests of our stockholders. Additional details concerning our long-term equity compensation plan can be found on page 35.

Our Board of Directors Recommends a Vote “FOR” the amendment to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan.

Ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for 2020 (Proposal 4)

As a matter of good corporate governance, we are asking our stockholders to ratify the recent appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the year ending December 31, 2020.

Ernst & Young LLP (“Ernst & Young”) served as our independent registered public accounting firm for the year ended December 31, 2019. Set forth below is summary information with respect to Ernst & Young’s fees for services provided in 2018 and 2019.

Type of Fees	2019	2018
Audit Fees	$2,519,800	$2,594,000
Audit Related Fees	—	—
Tax Fees	81,400	79,000
All Other Fees	—	2,200
TOTAL	$2,601,200	$2,675,200

Our Board of Directors Recommends a Vote “FOR” Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020.

2020 PROXY STATEMENT •	12

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OUR CORE CORPORATE SOCIAL RESPONSIBILITY VALUES

Our core values, integrity, transparency, professionalism and teamwork, underlie our commitment to conduct our business in ways that are principled and accountable to key stakeholders and the communities in which we do business. We are committed to responsible business practices and continuous improvement of our operations and our relationships with our employees and the communities in which we live and work.

Community	Environment and Safety
We believe that positively involving our employees and giving back to the communities in which we do business is central to our culture. Our charitable and philanthropic efforts include the Group 1 Foundation, employee volunteer opportunities, and partnerships with local food banks, homeless shelters, hospitals, school districts, animal rescue organizations and various other organizations.	We are committed to appropriately monitoring and managing our environmental impact across our businesses, and to protecting the health and safety of our employees, customers and those with whom we do business. Consistent with our desire to preserve our environment, we recycle automotive waste, including oil, tires, batteries, paints, antifreeze and used parts, wherever possible and, where necessary, dispose of it responsibly.
Workplace	Investor Outreach
We strive to create workplaces of mutual trust and respect, and to provide a work environment that fosters inclusion and diversity, enabling our employees to achieve their full potential. Our employees are our greatest asset. We recognize the importance of training in the workplace to develop skills, promote best practices and support the success and advancement of our employees. We aim to maintain a collaborative, supportive, and opportunity-rich culture.	We regularly interact with the investment community and prospective and existing stockholders through investor calls, conferences, meetings and occasional onsite visits. This interaction ensures that management and the Board understand and consider the views of our stockholders, perception of the investment community, and industry and economic outlook from the Company’s Wall Street covering analysts.

In an effort to better inform our shareholders and the investment community of the numerous activities of our corporate office and geographically dispersed dealerships, we have set up a constantly updated website that provides pertinent data on our corporate social responsibility. Please visit our website at www.group1auto.com/group1cares, our web pages on LinkedIn and Facebook, or follow us on Twitter and Instagram, for more detailed information on our corporate social responsibility practices, including our charitable and philanthropic efforts in all three of our major markets.

2020 PROXY STATEMENT •	13

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Business and Financial Highlights

Group 1 operates in three regions – the U.S., the U.K. and Brazil. In 2019, Group 1 continued to deliver record setting financial results and increased operational effectiveness. Our 2019 results compared to 2018 included:

Record consolidated revenues of $12.0 billion, an increase of $442.4 million;
Total gross profit grew 5.3 percent, to a record $1.8 billion;
Actual (GAAP) EPS for 2019 was $9.34, a 19.3% increase; Adjusted EPS for 2019 was $10.93, a 22.7% increase;
Actual (GAAP) net income for 2019 was $174.0M, a 10.3% increase; Adjusted net income for 2019 was $203.6M, a 13.4% increase;
Achieved all-time U.S. same store Finance and Insurance (“F&I”) performance record of $1,789 per retail unit;
Increased U.S. same store used vehicle retail gross profit by 14.3%;
U.S. same store parts and service gross profit growth of 9.5%;
Total record sales of 237,386 U.S. same store new and used retail vehicles;
Issued annual dividends of $1.09 per share; and
Acquired 15 franchises with estimated annual revenues of $430.0 million.

See “Reconciliation of Certain Non-GAAP Financial Measures” included in Exhibit 99.1 of our Current Report on Form 8-K filed February 5, 2020 with the SEC, for a reconciliation of the non-GAAP measures to the comparable GAAP measures.

2020 PROXY STATEMENT •	14

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800 Gessner, Suite 500
Houston, TX 77024

Proxy Statement

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Group 1 Automotive, Inc. (“Group 1” or the “Company”) for use at our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. Proxy materials were first sent to stockholders beginning on April 8, 2020.

2020 ANNUAL MEETING DATE AND LOCATION

Our Annual Meeting will be held at Sterling McCall Lexus, 10025 Southwest Freeway, Houston, TX 77074, on Wednesday, May 13, 2020, at 10:00 a.m., Central Daylight Saving Time, or at such other time and place to which the meeting may be adjourned. However, as you are aware, the outbreak of COVID-19 (coronavirus) has affected our business operations in each of our three global markets. Concerning our Annual Meeting, we are currently anticipating that the Annual Meeting will be held at the time and place described in the Notice of Annual Meeting. We will comply with all applicable federal, state and local laws pertaining to social distancing and limitations on group gatherings and will make the appropriate accommodation to comply therewith. Additionally, should you not feel comfortable attending our meeting in person, please feel free to submit a question by 5:00 p.m., CST, Tuesday, May 12, 2020 to our head of Investor Relations, Sheila Roth at ir@group1auto.com and all efforts will be made to respond by the close of business on the day of our Annual Meeting.

References in this proxy statement to the Annual Meeting also refer to any adjournments, postponements or changes in location of the meeting, to the extent applicable.

DELIVERY OF PROXY MATERIALS

The proxy materials, including this proxy statement, the Notice of Annual Meeting, the form proxy card, and our Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2019 are being distributed and made available to stockholders of record beginning on April 8, 2020.

The proxy card provides instructions on how to inform us to send future proxy materials to you electronically by email. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy-voting site. Your election to receive proxy materials by email or printed form will remain in effect until you terminate it.

Choosing to receive future proxy materials by email will allow us to provide you with the information you need in a timelier manner, save us the cost of printing and mailing documents to you, and conserve natural resources.

2020 PROXY STATEMENT •	15

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Information about Our Board of Directors and its Committees

Meetings of the Board of Directors and its Committees

In 2019, the Board held four meetings, and acted by unanimous written consent five times. The committees of the Board held a combined total of 23 meetings. Each incumbent director attended 100% of the meetings of the Board and the committees on which he or she served during the periods in which he or she served during 2019. Under our Corporate Governance Guidelines, our directors are encouraged to attend the annual meeting of our stockholders. All of our then-current directors attended our 2019 Annual Meeting of Stockholders. Mr. Stanbrook joined the Board in August 2019, and therefore was not present at the 2019 Annual Meeting.

Board Evaluation Process

As required by our Corporate Governance Guidelines, our Board and each of its committees annually conduct a self-evaluation to assess, and identify opportunities to improve their respective performance. The Governance & Corporate Responsibility Committee (FKA Nominating/Governance Committee) is tasked with the oversight of the annual performance evaluation and to assist in designing and implementing such evaluations. The Governance & Corporate Responsibility (“GCR”) Committee has the authority to retain advisors or consultants and to provide for compensation to such consultants by the Company, as it shall deem appropriate.

In 2018, the GCR Committee reviewed and discussed the Board and Committee evaluation format and process and decided to add individual director performance evaluations. The GCR Committee and the Board elected to conduct the 2018 performance assessments through the use of electronic, written questionnaires. The GCR Committee elected to conduct the performance assessments electronically again in 2019. The 2019 board and committee evaluations process follows.

A third party prepared the performance assessments for electronic delivery, compiled the responses and aggregated the results. Among other topics addressed, the Board and committee questionnaires solicited director opinions related to Board and committee effectiveness, director preparedness, strategic oversight, risk management, scope and content of presentations, access to management, and succession planning for the Board.

Following completion by the directors of the performance assessments, the results were reviewed and aggregated by an independent third party. The third party provided a memorandum to the Chair of the GCR Committee summarizing the results of the Board, committee and individual director evaluations.

In early 2020, the Chair of the GCR Committee met individually with each committee chair to discuss the results of his or her committee’s evaluation. The results of the committee evaluations were then reviewed by each committee chair with his or her committee members. The GCR chair also discussed with each individual director the comments pertaining to his or her director evaluation. The results of the Board evaluations were presented to the Board.

2020 PROXY STATEMENT •	16

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Corporate Governance

We are committed to seeking excellence in corporate governance which includes the highest standards of professional and personal conduct. Our Board has adopted several governance documents to guide the operation and direction of our Board and its committees, which include our Corporate Governance Guidelines, Code of Ethics, Code of Conduct and charters for the Audit Committee, Compensation Committee, Governance & Corporate Responsibility Committee (formerly known as the Nominating/Governance Committee) and Finance/Risk Management Committee. Each of these documents is available on our website at www.group1auto.com and stockholders may obtain a printed copy, free of charge, by sending a written request to Group 1 Automotive, Inc., 800 Gessner, Suite 500, Houston, TX 77024, Attn: Corporate Secretary.

Board Leadership Structure

The Governance & Corporate Responsibility Committee’s charter provides that the committee will annually assess and approve the leadership structure of the Board. In 2019, the GCR Committee conducted that assessment, and determined that having an independent director serve as non-executive Chairman of the Board continues to be in the best interest of our stockholders at this time. Our Chief Executive Officer is responsible for setting our strategic direction and providing day-to-day leadership, while the Chairman of the Board sets the agenda for Board meetings, presides over meetings of the full Board and provides guidance to our Chief Executive Officer. We believe this structure, at this time, ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. We discuss our directors’ qualifications and characteristics under “Proposal 1 — Election of Directors”.

Board Diversity

Our Governance & Corporate Responsibility Committee is responsible for identifying and recommending to our Board qualified individuals to be nominated to serve on our Board. Our Board’s objective is to select individuals that have a demonstrated record of integrity, sound business judgment, leadership, objectivity, independence of mind, and commitment. In selecting potential Board candidates, our Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of our Board’s deliberations and decisions. Board membership should reflect diversity in its broadest sense, including persons diverse in perspectives, personal and professional experiences, geography, gender, and ethnicity. This process has resulted in a Board that is comprised of highly qualified directors that reflect diversity as we define it. The GCR Committee assesses the effectiveness of this approach as part of our Board’s annual self-evaluation process.

Independence of the Members of Our Board

The Board has analyzed the independence of each director. It has affirmatively determined that Mses. Barth, Taylor and Wright and Messrs. Adams, Quinn, Stanbrook, Szews and Watson (all of our non-employee directors) are independent directors under the listing standards of the New York Stock Exchange (“NYSE”). As part of its analysis, the Board determined that none of these directors has a material relationship with our Company. Mr. Hesterberg was determined not to be independent because he is our President and Chief Executive Officer, and Mr. Pereira, who was appointed to the Board following our acquisition of UAB Motors Participações, S.A. (“UAB”) in 2013, was determined not to be independent because he is our Regional Vice President, Brazil and the Chairman of UAB.

2020 PROXY STATEMENT •	17

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Charitable Contributions

We have in the past, and may, in the future, make donations to various charitable organizations. From time to time, some of our directors, officers and employees have been, and in the future may be, affiliated with such charities. During the annual independence review, our GCR Committee determined that any such affiliations did not impact the independence of our directors. We did not make any charitable donations to any organizations affiliated with our directors or officers in 2019.

Director Resignation Policy

Under our director resignation policy, in an uncontested election of directors, any nominee who receives a greater number of votes “against” than votes “for” his or her election will, promptly following the certification of the stockholder vote, tender his or her written resignation to the Board for consideration by the GCR Committee. The GCR Committee will consider the resignation and will make a recommendation to the Board concerning whether to accept or reject such resignation.

In determining its recommendation to the Board, the GCR Committee will consider all factors it considers relevant, which may include:

•	the stated reason or reasons why stockholders who cast withhold votes for the director did so;
•	the qualifications of the director; and
•	the results of the most recent evaluation of the tendering director’s performance by the GCR Committee and other members of the Board.

Under our director resignation policy, the Board will take formal action on the recommendation no later than 90 days following the certification of the results of the stockholders’ meeting. In considering the recommendation, the Board will consider the information, factors and alternatives considered by the GCR Committee and any additional information that the Board considers relevant. The Company will promptly disclose to the public the Board’s decision whether to accept or reject the director’s tendered resignation. If applicable, the Board will also disclose the reason or reasons for rejecting the tendered resignation.

Executive Sessions of Our Board

The independent directors meet in executive session at each regularly scheduled meeting of our Board. Mr. Quinn, our independent Chairman of the Board, presides over these meetings and is responsible for preparing an agenda for the meetings of the independent directors in executive session.

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Risk Oversight

Our Board, as a whole and through its committees, has broad responsibility for the oversight of risk management with a focus on the most significant risks facing the Company, including strategic, operational, cyber, financial, legal and compliance risk. In its risk management role, our Board insures that our risk management processes and systems in place to identify and manage risks, are reasonable and functioning as designed. Our Board also has specific risk management oversight for governance, executive compensation and Chief Executive Officer succession planning.

Much of our Board’s oversight work is delegated to various committees, which meet regularly and report back to the full Board. All committees have significant roles in carrying out the risk oversight function. Each committee is comprised entirely of independent directors, except the Finance/Risk Management Committee, and is responsible for overseeing risks associated with its respective area of responsibility as further detailed below.

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In addition to reports from its committees, our Board receives regular reports directly from the officers responsible for oversight of particular risks within our Company. Specifically, our officers report to our Board regarding the Enterprise Risk Management Program that management has implemented to assess, manage and monitor areas of risk that are significant to our business, including market and automotive technology risk, safety and property damage risk, strategic planning and operational risk, financial and accounting risk, information technology and cybersecurity risk, and governance, regulatory and legislative risk. Risk profiles are updated annually to ensure that all risks continue to be identified. Our officers also report to our Board on which risks management has assessed as the most significant, together with management’s plans to mitigate those risks. Further, outside counsel reports in person to our Board periodically on an as-needed basis to keep our directors informed concerning legal risks and other legal matters involving our Company. Finally, we have robust internal audit systems in place to review adherence to policies and procedures, which are supported by a separate internal audit department.

Cybersecurity and Information Security Risk Oversight

Our Board recognizes the importance of maintaining the trust and confidence of our customers, vendors, stockholders and employees, and devotes significant time and attention to oversight of cybersecurity and information security risk. The Board and Finance/ Risk Management Committee regularly receive presentations from our VP, Information Technology, on cybersecurity and information security risk, and on our cybersecurity initiatives. We also engage cybersecurity experts to review, evaluate and provide recommendations on our cybersecurity program. Additionally, to assure compliance with our policies and procedures, members of our internal audit department periodically visit our dealerships to ensure that our customer’s personal information is protected and secured appropriately. The results of those dealership audits are reported to the Audit Committee. In 2019, our Board, the Finance/Risk Management Committee and the Audit Committee received cybersecurity and information security risk reports at least quarterly.

Corporate Social Responsibility Oversight

At Group 1, we work to conduct our business in ways that are principled and accountable to key stakeholders and the communities in which we do business. Our Board and members of management recognize the importance of establishing an effective “tone at the top” with respect to giving back, and are actively involved in supporting various charitable organizations through their time and donations. In an effort to better inform our shareholders and the investment community of the numerous activities of our corporate office and dealerships, we have set up a constantly updated website that provides pertinent data on our corporate social responsibility. Through the leadership of our Board, management continues to place great emphasis on four principal areas that govern our corporate social responsibility: Community, Workplace, Environment and Safety and Governance, as more fully described on page 25.

Please visit our website at www.group1auto.com/group1cares, our web pages on LinkedIn and Facebook, or follow us on Twitter and Instagram, for more detailed information on our corporate social responsibility practices, including our charitable and philanthropic efforts in all three of our major markets.

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Committees of Our Board

Our Board has established four standing committees to assist it in discharging its responsibilities: the Audit Committee, the Compensation Committee, the Governance & Corporate Responsibility Committee and the Finance/Risk Management Committee. The following chart reflects the current membership of each committee:

Governance
				Finance/Risk	& Corporate
		Audit	Compensation	Management	Responsibility
Name	Board	Committee	Committee	Committee	Committee(3)
John L. Adams(1)
Carin M. Barth
Earl J. Hesterberg
Lincoln Pereira
Stephen D. Quinn
Steven P. Stanbrook(2)
Charles L. Szews
Anne Taylor
Max P. Watson, Jr.
MaryAnn Wright
MEETINGS HELD IN 2019	4	8	7	4	4
Member
Chairman
(1)	Effective as of the 2020 Annual Meeting, the Board size will be reduced to nine members as Mr. Adams has reached the Company’s mandatory retirement age for non-management directors.
(2)	Mr. Stanbrook joined the Audit Committee and the Finance/Risk Management Committee in August 2019.
(3)	Formerly the Nominating/Governance Committee.

Each of the committee charters is available on our website at www.group1auto.com and stockholders may obtain printed copies, free of charge, by sending a written request to Group 1 Automotive, Inc., 800 Gessner, Suite 500, Houston, TX 77024, Attn: Corporate Secretary.

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AUDIT COMMITTEE

Pursuant to its charter, the purposes and responsibilities of our Audit Committee are to:

•	oversee the quality, integrity and reliability of the financial statements and other financial information we provide to any governmental body or the public;
•	oversee our compliance with legal and regulatory requirements;
•	oversee the qualifications, performance and independence of our independent registered public accounting firm;
•	oversee the performance of our internal audit function;
•	produce the Audit Committee Report for inclusion in the proxy statement, in accordance with applicable rules and regulations;
•	oversee our systems of internal controls regarding finance, accounting, legal compliance and ethics that our management and our Board have established;
•	provide an open avenue of communication among our independent registered public accounting firm, financial and senior management, the internal audit department, and our Board, always emphasizing that the independent registered public accounting firm is accountable to the Audit Committee;
•	review complaints dealing with financial reporting or potential violations of applicable laws, rules and regulations, or violations of the Company’s codes, policies and procedures, that are reported on the Company’s hotline; and
•	perform such other functions as our Board may assign to the Audit Committee from time to time.

In addition to, and in connection with, the purposes and responsibilities described above, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm.

All members of the Audit Committee are independent as that term is defined in the NYSE’s listing standards and by Rule 10A-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). Our Board has determined that each member of the Audit Committee is financially literate and that Ms. Barth has the necessary accounting and financial expertise to serve as Chairman.

Our Board has also determined that each of Ms. Barth and Messrs. Quinn and Szews is an “audit committee financial expert” following a determination that Ms. Barth and Messrs. Quinn and Szews met the criteria for such designation under SEC rules and regulations. For information regarding the business experience for Mses. Barth and Taylor and Messrs. Quinn, Stanbrook and Szews, please read “Proposal 1 — Election of Directors.” The Audit Committee held eight meetings during 2019, and acted by unanimous written consent twice. All individuals who were members of the Audit Committee at such time attended each meeting of the Audit Committee.

The Report of the Audit Committee is set forth on page 45 of this proxy statement.

COMPENSATION COMMITTEE

Pursuant to its charter, the purposes and responsibilities of our Compensation Committee are to:

•	review, evaluate, and approve our agreements, plans, policies, and programs to compensate our senior corporate officers;
•	identify, manage and mitigate any potential risks in the Company’s executive compensation plans designed for the Company’s senior corporate officers;
•	review and discuss with our management the Compensation Discussion and Analysis (the “CD&A”) to be included in our proxy statement for the Annual Meeting of Stockholders and to determine whether to recommend to our Board that the CD&A be included in the proxy statement, in accordance with applicable rules and regulations;
•	produce the Compensation Committee Report for inclusion in the proxy statement, in accordance with applicable rules and regulations;
•	oversee risks relating to employment policies, our compensation policies and programs, and our benefit systems;
•	otherwise discharge our Board’s responsibility relating to compensation of our senior corporate officers; and
•	perform such other functions as our Board may assign to the Compensation Committee from time to time.

In connection with these purposes, our Board has entrusted the Compensation Committee with the overall responsibility for establishing, implementing and monitoring the compensation for our senior corporate officers (our named executive officers and officers that report directly to our Chief Executive Officer).

The Compensation Committee works with the management team, our Chief Executive Officer and our Senior Vice President, Human Resources, Training and Operations Support, to implement and promote our executive compensation strategy; however, members of management do not participate in decisions regarding their own compensation.

Under its charter, the Compensation Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of the compensation of our senior corporate officers and also has the sole authority to approve the consultant’s fees and other retention terms.

The Compensation Committee has historically engaged Pearl Meyer & Partners, LLC (“PM&P”) to conduct a compensation analysis which involved the comparison of long-term, short-term and total compensation of our named executive officers with a selected group of peer companies. While we do not think it is appropriate to establish compensation based solely on market analysis, we believe that this practice is useful for two reasons.

First, our compensation practices must be competitive in order to attract and retain executives with the ability and experience necessary to provide leadership and to deliver strong performance to our stockholders. Second, reviewing market analysis allows us to assess the reasonableness of our compensation practices. This

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process allows us to achieve one of our primary objectives of maintaining competitive compensation to ensure retention when justified and rewarding the achievement of Company objectives so as to align with stockholder interests. PM&P is an independent compensation consulting firm and does not provide any other services to us outside of matters pertaining to executive officer and director compensation. PM&P reports directly to the Compensation Committee, which is the sole party responsible for determining the scope of services performed by PM&P and the directions given to PM&P regarding the performance of such services.

In February 2020, the Compensation Committee considered the independence of PM&P in light of SEC rules and listing standards of the NYSE. The Compensation Committee requested and received a letter from PM&P addressing the consulting firm’s independence, including the following factors: (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm’s total revenue; (3) policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation Committee; (5) any company stock owned by the individual consultants involved in the engagement; and (6) any business or personal relationships between our named executive officers and the consulting firm or the individual consultants involved in the engagement. The Compensation Committee discussed these considerations, among other things, and concluded that the work of PM&P did not raise any conflict of interest.

All members of the Compensation Committee are independent as that term is defined in the NYSE’s listing standards, including the heightened standards applicable to compensation committee members. The Compensation Committee held seven meetings during 2019 and acted by unanimous written consent once. All individuals who were members of the Compensation Committee at such time attended each meeting of the Compensation Committee.

The Report of the Compensation Committee is set forth on page 58 of this proxy statement.

GOVERNANCE & CORPORATE RESPONSIBILITY COMMITTEE

Pursuant to its charter, the purposes and responsibilities of our Governance & Corporate Responsibility Committee (FKA Nominating/Governance Committee) are to:

•	assist our Board by identifying individuals qualified to become members of our Board and recommend director nominees to our Board for election at the Annual Meetings of stockholders or for appointment to fill vacancies;
•	recommend to our Board the appropriate composition of our Board and its committees and Board committee membership and leadership;
•	advise our Board about and recommend to our Board appropriate corporate governance guidelines and practices and assist our Board in implementing those guidelines and practices;
•	lead our Board in its annual review of the performance of our Board and its committees;
•	direct all matters relating to the succession of our Chief Executive Officer and other key officers of the Company;
•	routinely review matters relating to the Company’s governance and corporate responsibility to confirm compliance with emerging best practices; and
•	perform such other functions as our Board may assign to the GCR Committee from time to time.

In connection with these purposes, the GCR Committee actively seeks individuals qualified to become members of our Board, seeks to implement the independence standards required by law, applicable listing standards, our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), our Third Amended and Restated Bylaws (“Bylaws”) and our Corporate Governance Guidelines, and identifies the qualities and characteristics necessary for an effective Chief Executive Officer.

In considering candidates for our Board, the GCR Committee will consider the entirety of each candidate’s credentials. There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the GCR Committee, as different factors may assume greater or lesser significance at particular times and the needs of our Board may vary in light of its composition and the GCR Committee’s perceptions about future issues and needs. However, while the GCR Committee does not maintain a formal list of qualifications, in making its evaluation and recommendation of candidates, the GCR Committee may consider, among other factors, diversity, age, skill, experience in the context of the needs of our Board, independence qualifications, moral character and whether prospective nominees have relevant business and financial experience or have industry or other specialized expertise.

The GCR Committee may consider candidates for our Board from any reasonable source, including from a search firm engaged by the GCR Committee or stockholder recommendations, provided that the procedures set forth below are followed. The GCR Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate is recommended by a stockholder or not. However, in evaluating a candidate’s relevant business experience, the GCR Committee may consider previous experience as a member of our Board. Any invitation to join our Board must be extended by our Board as a whole, by the Chairman of the GCR Committee and by the Chairman of the Board.

Stockholders or a group of stockholders may recommend potential candidates for consideration by the GCR Committee. For additional information on such requests and the applicable timing, please see “Stockholder Proposals for 2021 Annual Meeting.”

In addition to the purposes described above, our Board has entrusted the GCR Committee with the responsibility for establishing, implementing and monitoring the compensation for our directors. The GCR Committee establishes, reviews and approves the compensation of our directors and makes appropriate adjustments based on Company performance, duties and responsibilities of the directors and competitive environment.

All members of the GCR Committee are independent as defined under the NYSE’s listing standards. The GCR Committee held four meetings during 2019. All individuals who were members of the GCR Committee at such time attended each meeting of the GCR Committee.

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FINANCE/RISK MANAGEMENT COMMITTEE

Pursuant to its charter and other applicable policies, the purposes of our Finance/Risk Management Committee are to:

•	review, oversee, advise and report to our Board regarding our financial status and capital structure, debt and equity financings, cash management and other banking activities, compliance with covenants of material debt instruments, investor/stockholder relations, relationships with various financial constituents and securities repurchase activities, and authorize transactions related thereto within limits prescribed by our Board;
•	review return on investment for our stockholders through dividend and stock repurchase programs;
•	review and assess risk exposure, including cybersecurity, and insurance related to our operations and authorize transactions within limits prescribed by our Board; and
•	review capital expenditures and other capital spending plans, including significant acquisitions and dispositions of business or assets, and authorize transactions within limits prescribed by our Board.

We have a robust Enterprise Risk Management Program, concentrating primarily in five principal areas that are significant to our business: (1) safety and property damage risk; (2) strategic planning and operational risk; (3) financial and accounting risk; (4) information technology and cybersecurity risk; and (5) governance, regulatory and legislative risk. Risk profiles are updated annually to ensure that all risks continue to be identified. Management updates the Finance/Risk Management Committee as new risks are identified, and the steps taken to mitigate such risks. On an annual basis, management reviews results from tests of key risks with the full Board and the steps taken to mitigate new risks which have been identified.

All members of the Finance/Risk Management Committee, except for Mr. Hesterberg, our President and Chief Executive Officer and Mr. Pereira, our Regional Vice President, Brazil, are independent as defined under the NYSE’s listing standards. The Finance/Risk Management Committee held four meetings during 2019. All individuals who were members of the Finance/Risk Management Committee at such time attended each meeting of the Finance/Risk Management Committee.

Communications with Directors

Our Board welcomes communications from our stockholders and other interested parties. Stockholders and any other interested parties may send communications to our Board, to any committee of our Board, to the independent Chairman of the Board (who presides over the executive sessions of our independent and non-management directors), or to any director in particular, to:

c/o Group 1 Automotive, Inc.
800 Gessner, Suite 500
Houston, Texas 77024
Attn: Chairman of the Board

Any appropriate correspondence addressed to our Board, to any committee of our Board, to the independent Chairman of the Board, or to any one of the directors in care of our offices will be forwarded to the addressee or addressees.

Investor Outreach

Each year, management interfaces with prospective investors, existing stockholders, and buy-side and sell-side investment research analysts in a variety of event formats, to discuss the Company’s publicly disclosed performance, business strategy and outlook, and corporate governance. These events include earnings teleconferences; investor calls, meetings, and conference events; non-deal road trips; and, occasionally site visits. Key topics include discussions regarding sales of new and used vehicles, market trends, parts and service strategies, successful implementation of our Acceleride® and Val-u-Line® vehicle sales programs, success with hiring technicians, the impact of Brexit in the U.K., our digital retail strategies, capital allocation, and profitability. We address these topics with slide data in our roadshows and talking points on our earnings calls, conferences, and investor meetings. This interaction ensures that management and the Board understand and consider the views of our stockholders, perception of the investment community, and industry and economic outlook from the Company’s Wall Street covering analysts, while enabling the Company to dynamically operate in an evolving industry and economy with respect to maximizing return for our stockholders.

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Corporate Social Responsibility

Corporate social responsibility is central to our business practices, the continuous improvement of our operations, and our relationships with our employees and the communities we call home. We have always focused on delivering strong financial results, and we remain committed to doing so in a way that respects the communities and environments in which we operate. That’s why we strongly consider environmental, social and governance (ESG) factors when making investment and operational decisions. Doing so helps ensure that our business operations have a positive impact on the planet, the people whose lives we touch and our bottom line. In an effort to better inform our shareholders and the investment community of the numerous activities of our corporate office and dealerships, we have set up a constantly updated website that provides pertinent data on our corporate social responsibility. Please visit our website at www.group1auto.com/group1cares, our web pages on LinkedIn and Facebook, or follow us on Twitter and Instagram, for more detailed information on our corporate social responsibility practices, including our charitable and philanthropic efforts in all three of our major markets.

Community

Community participation and charitable donations that enrich the communities we serve have always been a priority for Group 1, and are continuously encouraged and supported by our directors and senior management. We are proud of these efforts and our employees from our corporate office, business centers and dealerships around the world who generously give of their time and resources to benefit others.

Workplace

Our employees are our greatest asset. We know that actively supporting the success and well-being of our employees is one of the best investments our company can make in its own sustainability. We also recognize the importance of training in the workplace to develop skills, promote best practices and support the success and advancement of our employees. Workplace satisfaction is key to attracting and retaining the best talent. To an increasing number of workers, job satisfaction has much to do with work/life balance, so scheduling is a primary consideration when making their decision to join or stay with a company. In 2017, Group 1 responded by piloting a flexible four-day schedule in four of our stores. Prior to the recent re-sizing of our business due to the outbreak of COVID-19 (coronavirus), more than 50% of our technicians and more than 80% of our advisors were on the four-day schedule. The goal is for the employees to work the same hours for the same pay, but do so in fewer days — giving them the personal and family time they value. The result is happier, more productive employees, as evidenced by a double-digit improvement in retention for both technicians and advisors.

Environment and Safety

Our commitment to sound corporate citizenship includes minimizing our impact on the environment, and doing what we can to contribute to a healthier planet. We also have an obligation to spend our shareholders’ money wisely. When constructing our various facilities and considering the nature of our operations, we carefully choose projects that are environmentally responsible, economically viable and good for the company’s long-term financial success. In 2019, we focused on energy-saving initiatives such as LED lighting and solar energy. We are eager to find more opportunities like these where good environmental stewardship improves our long-term financial results. We are committed to minimizing our environmental impact and continually look for ways to reduce our carbon footprint. We work to establish sound policies that support environmental and safety issues, including a robust recycling program.

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Governance

We are committed to responsible business practices and continuous improvement of our operations and our relationships with our employees and the communities in which we live and work. Our core values - integrity, transparency, professionalism and teamwork - underlie our commitment to conduct our business in ways that are principled and accountable to key stakeholders and the business community. Our Governance & Corporate Responsibility Committee advises the Board on appropriate corporate governance guidelines and practices and assists our Board in implementing those guidelines and practices.

Group 1 Foundation

Group 1 Foundation, the 501(c)(3) charitable arm of our business, was formed in 2005 (in response to Hurricane Katrina) to provide guidance, emotional support and financial assistance to Group 1 employees and their immediate families who suffer hardship due to natural disasters, emergencies, extended illness, injury, fire, flood or other special situations beyond their control. Funds are made available through fundraisers and contributions from employees, Board members and vendors, and are distributed to help employees and their families with temporary, critical expenses. In 2017 and 2018, affected employees were provided temporary living and related expenses after Hurricanes Harvey and Michael. In 2019, we assisted employees in southeast Texas who were affected by Tropical Storm Imelda. Since 2017, we have disbursed over $1.3 million to 370 employees.

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Proposal 1	Election of Directors

Our Certificate of Incorporation and Bylaws currently provide for annual elections of directors. Our Board of Directors has nominated nine directors for election at this Annual Meeting to hold office until the next annual meeting and the election of their successors. All of the nominees are currently directors. With the exception of Mr. Stanbrook who joined our Board in August 2019, all of the nominees were elected directors by a vote of the stockholders at the last annual meeting of stockholders which was held on May 16, 2019. Each nominee agreed to be named in this Proxy Statement and to serve if elected. All then-current directors attended the 2019 Annual Meeting.

The following table sets forth certain information, as of the date of this proxy statement, regarding our director nominees.

Director	Position and Offices with Group 1	Director Since	Age
Carin M. Barth	Director	2017	57
Earl J. Hesterberg	Director, President and Chief Executive Officer	2005	66
Lincoln Pereira	Director, Regional Vice President, Brazil	2013	60
Stephen D. Quinn	Director, Non-Executive Chairman of the Board	2002	64
Steven P. Stanbrook	Director	2019	62
Charles L. Szews	Director	2016	63
Anne Taylor	Director	2018	64
Max P. Watson, Jr.	Director	2001	74
MaryAnn Wright	Director	2014	58

We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

The number of directors on our Board is reviewed annually and fixed by our Board from time to time. We currently have ten directors serving on our Board. Effective as of the Annual Meeting, the Board size will be reduced to nine members as Mr. Adams has reached the Company’s mandatory retirement age for non-management directors. The Board will continue to evaluate the size of the Board and make adjustments as needed to meet the current and future needs of the Company.

Stockholders may not cumulate their votes in the election of our directors. Under Delaware law and our Bylaws, a majority of votes cast by stockholders entitled to vote in the election of directors, is required for the election of directors. This means that director nominees who receive more “for” votes than “against” will be elected for that position. You may vote “for” or “against” with respect to the election of directors. Only votes “for” or “against” are counted in determining whether a majority has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors.

Our director resignation policy requires, in an uncontested election, any nominee for director who receives a greater number of votes “against” his or her election than votes “for” to promptly tender his or her resignation following certification of the election results. The Governance & Corporate Responsibility Committee will promptly consider the resignation and a range of possible responses based on the circumstances that led stockholders to withhold votes, if known, and make a recommendation to the Board. The Board will act on the committee’s recommendation within 90 days following certification of the results of the election.

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Our Board of Directors

Our Board believes that each of our directors is highly qualified to serve as a member of our Board. Each of our directors has contributed to the mix of skills, core competencies and qualifications of our Board. Our directors are highly educated and have diverse backgrounds and talents and successful records of accomplishment in what we believe are highly relevant positions with well-regarded organizations. Our Board has also considered the fact that all of our directors have worked for, or served on the boards of directors of, a variety of companies in a wide range of industries. Many of our directors also have served as directors of Group 1 for many years and benefit from an intimate knowledge of our operations and corporate philosophy. Our Board believes that through their varying backgrounds, our directors bring a wealth of experiences and new ideas to our Board.

Described on the following pages are the principal occupations, positions and directorships for at least the past five years of our director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board to conclude that they should serve on our Board. There are no family relationships among any of our directors or named executive officers.

Skills and Qualifications of Our Board of Directors

The following table includes the breadth and variety of business experience that each of our director nominees brings to our Board.

Board Member
	Carin M. Barth	Earl J. Hesterberg	Lincoln Pereira	Stephen D. Quinn	Steven P. Stanbrook	Charles L. Szews	Anne Taylor	Max P. Watson, Jr.	MaryAnn Wright
Experience/Knowledge:
# of Other Public Company Boards Currently Serving On	2	1	–	1	2	3	1	–	3
President or Former CEO
Public Company Executive Position
Automotive				IB
Retail				IB
Engineering/Product Development
Expertise:
International				IB
Finance
Human Resources/Cultural
Legal
Mergers & Acquisitions
Accounting				IB
P&L/Income Statement Responsibility
SOX Financial Expert
Attributes:
Technology
Independent
Diversity

The lack of a  for a particular item does not mean that the director does not possess that qualification, characteristic, skill or experience. We look to each director to be knowledgeable in these areas; however, the  indicates that the item is a specific qualification, characteristic, skill or experience that the director brings to the Board.

IB – covered industry as Investment Banker

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CARIN M. BARTH

Age 57

Director Since: 2017

Independent Director

Carin M. Barth has served as one of our directors since February 2017. She is co-founder and President of LB Capital, Inc., a private equity investment firm established in 1988. Ms. Barth serves on the Board of Directors of Enterprise Holdings, LLC, the General Partner of Enterprise Product Partners, L.P., one of the largest publicly traded partnerships and a leading North American provider of midstream energy services to producers and consumers of natural gas, and Black Stone Minerals, L.P., one of the largest oil and gas mineral and royalty companies in the United States, where she serves as Chair of the Audit Committee. Ms. Barth also serves as Chair and a Trustee of the Welch Foundation, and as a Board member of the Ronald McDonald House in Houston, Texas. From 2012 through 2018, Ms. Barth served as Chair of the Investment Advisory Committee for Texas Tech University. From 2008 to 2014, she served as a Commissioner for the Texas Department of Public Safety. Ms. Barth previously served on the Board of Directors of Halcón Resources, an independent energy company engaged in the acquisition, production, exploration and development of onshore oil and natural gas properties in the U.S. from April 2019 to October 2019. She also served on the Board of Directors of Bill Barrett Corporation where she served on the Compensation Committee and on the Nominating and Corporate Governance Committee from 2012 through 2016. From 2010 through 2017, she served on the board of directors of Strategic Growth Bancorp Incorporated, a privately held bank holding company located in El Paso, Texas, where she served as Chair of the Audit Committee, and Capital Bank, SSB, an affiliate of Strategic Growth Bancorp. Additional past board service includes Western Refining, Inc. from 2006 through 2016, where she served as Audit Committee Chair, Methodist Hospital Research Institute from 2007 through 2012, Encore Bancshares, Inc. from 2009 through 2012, Amegy Bancorporation, Inc. from 2006 through 2009, Texas Public Finance Authority from 2006 through 2008, and the Texas Tech University System Board of Regents from 1999 through 2005. Ms. Barth was also appointed by President George W. Bush to serve as Chief Financial Officer of the U.S. Department of Housing and Urban Development from 2004 to 2005. Ms. Barth received a B.S. from the University of Alabama and an M.B.A. from Vanderbilt University’s Owen Graduate School of Management.

Ms. Barth has extensive experience in a variety of financial matters, including as chief financial officer for several entities. She also has a history of corporate and civic governance which provides additional depth and financial expertise to our Board. Her experience with mergers and acquisitions, in operating a private equity company, her previous and currently held board positions on other publicly traded companies and her audit committee experience are key attributes, among others, that make her well qualified to serve on our Board. Ms. Barth qualifies as an “audit committee financial expert.”

EARL J. HESTERBERG

Age 66

Director Since: 2005

Earl J. Hesterberg has served as our President and Chief Executive Officer and as a director since April 2005. Prior to joining us, Mr. Hesterberg served as Group Vice President, North America Marketing, Sales and Service for Ford Motor Company, a global manufacturer and distributor of cars, trucks and automotive parts, since October 2004. From July 1999 to September 2004, he served as Vice President, Marketing, Sales and Service for Ford of Europe, and from 1999 until 2005, he served on the supervisory board of Ford Werke AG. Mr. Hesterberg has also served as President and Chief Executive Officer of Gulf States Toyota, an independent regional distributor of new Toyota vehicles, parts and accessories. He has also held various senior sales, marketing, general management, and parts and service positions with Nissan Motor Corporation in U.S.A. and Nissan Europe, both of which are wholly owned by Nissan Motor Co., Ltd., a global provider of automotive products and services. Mr. Hesterberg serves on the Board of Directors of Stage Stores, Inc., a national retail clothing chain with over 800 stores located in 42 states where he is a member of the Corporate Governance and Nominating Committee and Chairman of the Compensation Committee. He is a past member of the Board of Trustees of Davidson College. Mr. Hesterberg also serves on the Board of Directors of the Greater Houston Partnership, where he serves on the Executive Committee and is Chairman of the Business Issues Committee. Mr. Hesterberg received his B.A. in Psychology at Davidson College and his M.B.A. from Xavier University in 1978.

As our President and Chief Executive Officer, Mr. Hesterberg sets the strategic direction of our Company under the guidance of our Board. He has extensive senior executive management experience in the automotive industry. His successful leadership of our Company and extensive knowledge of the automotive industry provides our Board with a unique perspective on the opportunities and challenges we face, and makes him well qualified to serve on the Board.

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LINCOLN PEREIRA

Age 60

Director Since: 2013

Lincoln Pereira has served as one of our directors since February 2013. Mr. Pereira has served as our Regional Vice President, Brazil since March 2013 and has served as Chairman of our subsidiary, UAB (which we acquired in February 2013), since 2007. From 1999 to 2005, Mr. Pereira served as a legal representative of United Auto do Brasil Ltda, a public auto group operating in São Paulo and controlled by United Auto Group. From 1995 through 2005, Mr. Pereira practiced law with Cunha Pereira Advogados, representing professional athletes and international racecar drivers. He founded Atrium Telecomunicações Ltda, a provider of local exchange telecommunication services. Atrium was sold to Telefonica of Spain in December 2004, and Mr. Pereira founded E-Vertical Tecnologia, a leading provider of high tech facilities management services to commercial properties. From 1978 through 1995, Mr. Pereira held numerous positions with various banks, both in Brazil and abroad. Mr. Pereira serves on the Board of Boa Vista Servicos S.A.-SCPC, the second largest credit bureau in Brazil, and on the Board of Tempo Telecomunicaçöes. He is a Vice President of the São Paulo Chamber of Commerce (ACSP), serves as a Director of the Associação Brasileira dos Concessionários BMW and Associação Brasileira do Distribuidores Toyota. Mr. Pereira received his LL.B. from Faculdade de Direito do Largo de São Francisco, and is an alumnus of London Business School.

Mr. Pereira has extensive automotive retailing and manufacturer relations experience, as well as legal, finance, business and management expertise. He also has a deep understanding of the Brazilian finance, trade and legal sectors. Mr. Pereira’s experience and expertise in the automotive industry make him well qualified to serve as a member of the Board.

STEPHEN D. QUINN

Age 64

Director Since: 2002

Independent Director

Stephen D. Quinn has served as our independent Chairman of the Board since May 2017, and as one of our directors since May 2002. Mr. Quinn joined Goldman, Sachs & Co., a full-service global investment banking and securities firm, in August 1981 where he specialized in corporate finance. From 1990 until his retirement in 2001, Mr. Quinn served as a General Partner and Managing Director of Goldman, Sachs. Mr. Quinn serves on the Audit Committee, the Nominating/Governance Committee, and as Lead Director of Zions Bancorporation, a large publicly traded bank holding company. Mr. Quinn holds degrees from Brigham Young University and Harvard University Graduate School of Business.

Mr. Quinn was selected to serve as a director on our Board due to his valuable financial expertise and extensive experience with capital markets transactions. His judgment in assessing business strategies and the accompanying risks is an invaluable resource for our business model. Mr. Quinn also has significant historical knowledge of our Company as a result of his role at Goldman Sachs, an underwriter for our initial public offering. The Board believes his experience and expertise in these matters make him well qualified to serve as a member of the Board. Mr. Quinn qualifies as an “audit committee financial expert.”

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STEVEN P. STANBROOK

Age 62

Director Since: 2019

Independent Director

Steven P. Stanbrook has served as one of our directors since August 2019. Mr. Stanbrook is a seasoned business leader with over 30 years of experience operating across the global consumer packaged goods sector. In 2015, Mr. Stanbrook retired from S.C. Johnson, Inc., a global manufacturer and marketer of household products, following a distinguished 19-year career serving in various roles, including most recently as Chief Operating Officer, International Markets. Prior to his career with S.C. Johnson, Mr. Stanbrook served in a variety of senior leadership positions with both Sara Lee Corporation, including Chief Executive Officer of Sara Lee Bakery, and CompuServe, the leading, global Internet Service Provider. Mr. Stanbrook serves on the Board of Directors of Imperial Brands plc, a British multinational company listed on the London Stock Exchange and Cott Corporation, a water, coffee, tea, extracts and filtration service company, jointly listed on the New York and Toronto Stock Exchanges. Mr. Stanbrook previously served on the boards of Chiquita Brands International, Inc., the leading international value-added produce marketer and Hewitt Associates, Inc., a provider of human capital, management consulting and outsourcing services. Mr. Stanbrook holds an HNC in Business Studies from Thames Valley University, U.K. Mr. Stanbrook was identified as a potential Board candidate by a third-party search firm.

Mr. Stanbrook was selected to serve on our Board due to his extensive international operational experience and his background in business development. His previous and current board positions on other publicly traded companies, combined with his global operational experience in a variety of senior management positions, have provided him with a wealth of knowledge in dealing with complex strategic, business matters.

CHARLES L. SZEWS

Age 63

Director Since: 2016

Independent Director

Charles L. Szews has served as one of our directors since November 2016. In January 2016, Mr. Szews retired from Oshkosh Corporation, a leading global manufacturer of specialty vehicles and vehicle bodies serving access equipment, defense, fire and emergency, and commercial markets. He joined Oshkosh in 1996 as Vice President and CFO, was appointed Executive Vice President in October 1997, and President and Chief Operating Officer in October 2007. Mr. Szews was appointed Chief Executive Officer in January 2011. Prior to joining Oshkosh, he began his career with Ernst & Young, and was Vice President and Controller at Fort Howard Corporation during its leveraged buyout. From November 2006 through July 2013, Mr. Szews served as a director of Gardner Denver, Inc., a worldwide provider of industrial equipment technologies and related parts and services, where he also served as Chairman of the Audit Committee and on the Nominating and Corporate Governance Committee. Since 2014, Mr. Szews has served as a director and is the Chairman of the Audit Committee and on the Nominating and Corporate Governance Committee for Commercial Metals Company, an operator of mini- and micro-steel mills located in the Southern United States and Poland. In April 2018, Mr. Szews was appointed to the board of directors of Allegion plc, a provider of security products and solutions for homes, businesses, schools and other institutions, where he also serves on the Compensation and Corporate Governance and Nominating Committees. Mr. Szews served on the board of directors of Rowan Companies plc, a global provider of contract drilling services, from August 2016 until April 2019. Following the combination of Rowan Companies with Valaris plc in April 2019, Mr. Szews was appointed to the board of directors of Valaris, where he serves on the Audit Committee and as Chairman of the Finance Committee. Mr. Szews holds a degree in Business Administration from the University of Wisconsin – Eau Claire.

Mr. Szews was selected to serve on our Board due to his extensive operational and financial experience and his background in public accounting, auditing and risk management. His previous and current board positions on other publicly traded companies have provided many years of audit committee experience, including as chair. Mr. Szews’ extensive financial and audit experience in a variety of senior management positions, combined with his global operational experience in vehicle manufacturing and distribution, have provided him with a wealth of knowledge in dealing with complex strategic, financial and accounting matters. Mr. Szews qualifies as an “audit committee financial expert.”

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ANNE TAYLOR

Age 64

Director Since: 2018

Independent Director

Anne Taylor has served as one of our directors since September 2018. In 2018, Ms. Taylor retired from Deloitte, a leading global provider of audit and assurance, consulting, financial advisory, risk advisory, tax and related services, where she served as Vice Chairman, and Managing Partner of the Houston office. During her 30-year career at Deloitte, she held numerous leadership roles, including Regional Managing Partner for the eight-state Mid-America region. Ms. Taylor was Deloitte’s first Chief Strategy Officer, taking on the role at the initiation of the Sarbanes-Oxley Act of 2002. Under her leadership, the resulting firm grew a portfolio business, along with integrated service offerings, and retained a management consulting business that grew from $3.0 billion in revenue in 2003 to the largest in the world today. She served as global e-business leader where she led Deloitte’s transformation to serve clients in the digital economy, which has evolved into the basis of Deloitte’s cyber-security practice. Additionally, Ms. Taylor was the strategic partner advisor to the World Economic Forum’s Technology Pioneer Program and became the first woman to serve on Deloitte’s US executive committee and the management committee of Deloitte Global. She has served on Deloitte’s Board of Directors, chairing the strategic review of the proposed transaction to separate Deloitte Consulting. She served on both the US and Global Nominating Committees, the CEO Evaluation Committee, chaired the Strategic Investment Committee and served on the Board of Directors of Deloitte Consulting LLP (Global). Ms. Taylor serves on the Board of Directors of Southwestern Energy Company, an independent energy company engaged in natural gas, natural gas liquids and oil exploration, development, production, gathering and marketing. Ms. Taylor also serves on the Board of Directors of Central Houston, Inc., and previously served as an executive board member of the Greater Houston Partnership and United Way of Greater Houston. Ms. Taylor received her B.S. and M.S. degrees in civil engineering from the University of Utah, and attended Princeton University, pursuing Ph.D studies in transportation engineering.

Ms. Taylor is financially literate and has participated in audit committee meetings of many Deloitte clients. She was selected to serve on our Board due to her management and leadership experience, extensive background in global technology, development and execution of business strategy, and corporate governance experience.

MAX P. WATSON, JR.

Age 74

Director Since: 2001

Independent Director

Max P. Watson, Jr. has served as one of our directors since May 2001. Mr. Watson served as President and Chief Executive Officer of BMC Software, Inc., a provider of enterprise management solutions, from April 1990 to January 2001. He served as Chairman of the Board of Directors of BMC from January 1992 until his retirement in April 2001. Mr. Watson serves on the Board of Trustees of Texas Children’s Hospital and as Chairman of the Quality, Service and Safety Committee. From January 2007 through December 2008, Mr. Watson served as Chairman of the Board of Trustees of Texas Children’s Hospital. He also serves on the Board of Directors of Scenic Houston, an organization dedicated to preserving and enhancing the visual character of Houston. Mr. Watson holds a Bachelor’s in Business Administration from Louisiana Tech University.

Mr. Watson’s extensive business and management expertise from his position with a large global publicly traded company makes him well qualified to serve as a member of our Board. As a former Chairman, president and chief executive officer, Mr. Watson is familiar with many of the business issues we face today, including financial and strategic planning, technology, compensation, management development, international acquisitions, capital allocation, and stockholder relations.

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MARYANN WRIGHT

Age 58

Director Since: 2014

Independent Director

MaryAnn Wright has served as one of our directors since August 2014. Ms. Wright owns TechGoddess LLC, a technical consulting firm serving global Tier 1 automotive suppliers. From 2007 through 2017, she worked for Johnson Controls Power Solutions (“Johnson Controls”), the global leader in automotive lead-acid and advanced batteries, serving as Group Vice President of Engineering & Product Development from 2013 through 2017, and Vice President of Technology and Innovation from 2009 to 2013. She served as Vice President and General Manager for Johnson Controls Hybrid Systems business and as CEO of Johnson Controls-Saft from 2007 through 2009. Prior to joining Johnson Controls, Ms. Wright served as Executive Vice President Engineering, Product Development, Commercial and Program Management for Collins & Aikman Corporation. From 1988 through 2005, Ms. Wright served as Director, Sustainable Mobility Technologies and Hybrid Vehicle Programs at Ford Motor Company, and was the Chief Engineer of the 2005 Ford Escape Hybrid, the industry’s first full hybrid SUV and also led the launch of Ford’s first hydrogen-powered fuel cell fleet program. Ms. Wright serves on the Board of Directors and is the Chairman of the Nominating and Corporate Responsibility Committee of Maxim Integrated Products, Inc., a developer of innovative analog and mixed-signal products and technologies. She also serves as a Director of Delphi Technologies, a leading provider of advanced vehicle propulsion solutions, where she is a member of the Compensation and Human Resources Committee and Chairman of the Innovation and Technology Committee. In July 2019, Ms. Wright was appointed to the Board of Directors of Micron Technology, Inc., an industry leader in innovative memory and storage solutions where she also serves on the Compensation Committee and on the Governance and Sustainability Committee. Ms. Wright is also active in the community where she serves as Board Chair of the Friends for Animals of Metro Detroit. She previously served on the Board of Governors at Argonne National Laboratory, and the University of Wisconsin-Milwaukee, and as Trustee at Lawrence Technological University. Ms. Wright received a B.A. in Economics and International Business and a Master of Science in Engineering from the University of Michigan and an M.B.A. from Wayne State University.

Ms. Wright was selected to serve on our Board because of her extensive experience and her knowledge of the automotive industry, having been named one of the “Leading 100 Women in the Automotive Industry” by Automotive News. Her unique business, manufacturing, engineering and technology background and her extensive global automotive experience make her well qualified to serve as a member of the Board.

Our Board of Directors Recommends a Vote “FOR” the Election of each of the Nominees for Director.

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Proposal 2	Advisory Vote on Executive Compensation

Pursuant to Section 14A of the Exchange Act, our stockholders are entitled to vote at the Annual Meeting to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. As an advisory vote, Proposal 2 is not binding on our Board or the Compensation Committee, will not overrule any previous decisions made by our Board or the Compensation Committee, or require our Board or the Compensation Committee to take any future or remedial action. Although the vote is non-binding, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Our Board recognizes that executive compensation is an important matter for our stockholders. As described in detail in the CD&A section of this proxy statement, the Compensation Committee is tasked with the implementation of our executive compensation philosophy. The core of that philosophy has been and continues to be to pay our named executive officers compensation that is competitive with amounts paid by our peer companies based on individual and Company performance. In particular, the Compensation Committee strives to attract, retain and motivate talented executives, to reward past performance measured against established goals and provide incentives for future performance, and to align executives’ long-term interests with the interests of our stockholders. To do so, the Compensation Committee uses a combination of short- and long-term incentive compensation to reward near-term performance and to encourage our executives’ commitment to our long-range, strategic business goals. It is always the intention of the Compensation Committee that our named executive officers be compensated competitively and in a manner that is consistent with our strategy, sound corporate governance principles, and stockholder interests and concerns. Our Board believes that our compensation policies and practices are effective in achieving our Company’s goals of rewarding sustained financial and operating performance, leadership excellence and aligning the executives’ long-term interests with those of our stockholders.

We believe that it is appropriate to seek the views of our stockholders on the design and effectiveness of our executive compensation program, and we value your opinion. Based on the stockholder vote on the frequency of an advisory vote on executive compensation that took place at our 2019 Annual Meeting of Stockholders, our Board determined to continue holding the vote on executive compensation annually until the next stockholder vote on the frequency of such advisory vote.

At our 2019 Annual Meeting of Stockholders, 95% of the shares voted on the say-on-pay vote were in favor of the compensation paid to our named executive officers. The Compensation Committee believes this vote strongly endorses the compensation philosophy, policies and practices of the Company and, therefore, it did not make any significant changes in the structure of our executive compensation program as a result of this say-on-pay vote, other than the introduction of performance shares into the mix of long-term incentives in 2019, a best practice in executive compensation.

As described in the CD&A, we believe our compensation program is effective, appropriate and strongly aligned with the long-term interests of our stockholders and that the total compensation package provided to our named executive officers (including potential payouts upon a termination or change of control) is consistent with market practice. We also believe our executive compensation is reasonable and not excessive.

As you consider this Proposal 2, we urge you to read the CD&A section of this proxy statement for additional details on executive compensation, including the more detailed information about our compensation philosophy and objectives and the past compensation of our named executive officers, and to review the tabular disclosures regarding our named executive officers’ compensation together with the accompanying narrative disclosures in the “Executive Compensation” section of this proxy statement.

In light of these reasons, we are recommending that our stockholders vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to our Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby Approved.”

Our Board of Directors Recommends a Vote “FOR” the Non-Binding Advisory Approval of our Executive Compensation.

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Proposal 3	Amendment to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan

The use of equity-based awards under the existing Group 1 Automotive, Inc. 2014 Long Term Incentive Plan (the “Existing LTIP”) continues to be a key component of our compensation program. The ability to grant equity-based compensation awards is critical to attracting and retaining highly qualified individuals, and we use stock awards in order to motivate employees and directors to achieve objectives related to our overall goal of increasing stockholder value. The Board believes that it is in the best interest of the Company and our stockholders for those individuals to have an ownership interest in the Company in recognition of their present and potential contributions, and to align their interests with those of our current and future stockholders. Additionally, equity compensation promotes a focus on long-term value creation because our equity compensation awards are subject to vesting criteria.

The Board has determined that the current number of shares available for grants under the Existing LTIP is not sufficient to meet the objectives of our compensation program going forward. Accordingly, the Board has adopted and proposes that our stockholders approve an amendment to the Existing LTIP to increase the number of shares of our common stock available for grant under the plan (including the number of shares available for awards of incentive stock units) by 1,000,000. At the Annual Meeting, our stockholders will be asked to approve the First Amendment to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan (the “First Amendment,” and the Existing LTIP, as so amended, the “Amended LTIP”). If approved by our stockholders on the date of the Annual Meeting, the First Amendment will be effective as of such date. If the proposed First Amendment is not so approved by our stockholders, then the Existing LTIP will remain in effect in its present form.

Background and Purpose of the Proposal

The Existing LTIP authorizes awards to be granted covering up to 1,200,000 shares of common stock (plus the number of shares that remained available for issuance of future award grants under the Group 1 Automotive, Inc. 2007 Long Term Incentive Plan, as amended and restated effective as of March 11, 2010 (the “Prior Plan”), as well as the number of shares subject to outstanding awards previously granted under the Prior Plan, each as of the effective date of the Existing LTIP), subject to adjustment in accordance with the terms of the Existing LTIP upon certain changes in capitalization and similar events. As of March 17, 2020 there were approximately 427,126 shares of common stock available for new awards under the Existing LTIP.

On February 17, 2020, the Board determined that it is in the Company’s best interest to amend the Existing LTIP, subject to stockholder approval, to increase the number of authorized shares of common stock (including the number of shares available for awards of incentive stock units) by 1,000,000. The proposed increase in the number of shares authorized for issuance under the First Amendment is expected to provide flexibility to enable the continued use of the Amended LTIP for stock-based grants and awards consistent with the objectives of our compensation program for three or more years while attempting to minimize dilution to our stockholders.

The following table includes aggregated information regarding awards outstanding under the Existing LTIP as of March 17, 2020, the number of shares available for future awards under the Existing LTIP as of that date, and the proposed number of additional shares that would be issuable under the Amended LTIP:

	Number of Shares	As a Percentage of Shares Outstanding(1)
Outstanding full-value awards (restricted stock awards, performance shares and phantom stock awards)(2)	750,878	4.1%(2)
Total shares of our common stock available for future award grants under the Existing LTIP	427,126	2.3%(3)
Proposed additional shares of our common stock available for future issuance under the First Amendment	1,000,000	5.4%(4)
(1)	As of March 17, 2020, there were approximately 18,108,921 shares of our common stock outstanding.
(2)	Of this amount, 635,770 shares (3.4% of our outstanding shares) were represented by unvested restricted stock awards. There were no stock options or stock appreciation rights outstanding under the Existing LTIP as of March 17, 2020. Also includes 51,547 unvested performance shares and 63,561 non-cash settled phantom shares.
(3)	The total shares subject to outstanding full-value awards as of March 17, 2020 (750,878 shares), plus the number of shares authorized for future plan awards, represents a current overhang of 6.39% under the Existing LTIP as of that date (i.e., the potential dilution of our stockholders represented by the Existing LTIP).
(4)	This percentage reflects the simple dilution of our stockholders that would occur if the First Amendment is approved. Based on the closing price for our common stock on March 17, 2020 of $38.44 per share, the aggregate market value as of that date of the 1,000,000 additional shares requested for issuance under the Amended LTIP was $38,440,000.

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For additional information regarding stock-based awards previously granted, please see Note 4 to Consolidated Financial Statements disclosed in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2019. As of March 17, 2020, there were 18,108,921 shares of common stock outstanding. The closing price per share of common stock on the New York Stock Exchange as of March 17, 2020 was $38.44.

In 2017, 2018, and 2019, we granted awards (restricted stock, restricted stock units, and in 2019, performance shares) under the Existing LTIP covering 257,932 shares, 252,808 shares and 298,443 shares, respectively, of our common stock. Based upon the methodology used by Institutional Shareholder Services (ISS), which assigns a greater weight to full-value awards than to stock option awards, the compensation consultant to our Compensation Committee determined that our “burn rate” (which represents the rate at which our equity award grants under the Existing LTIP diluted our stockholders) for each of 2017, 2018, and 2019 was 2.73%, 3.17% and 3.74%, respectively, for an average three-year burn rate of 3.21%. Our ISS three-year average burn rate is lower than the three-year average burn rate for other companies within the Company’s Global Industry Classification Standard (GICS) (which companies had an average three-year burn rate of 3.40% based on the ISS methodology).

In determining the number of shares to request for approval under the First Amendment, our Compensation Committee worked with our management team and its compensation consultant to evaluate a number of factors, including our share usage under the Existing LTIP, the dilution of our stockholders that will occur if the First Amendment is adopted, and criteria expected to be used by institutional proxy advisory firms in evaluating our proposal for the Amended LTIP.

Based on our historic grant rates, we anticipate that the 427,126 shares that remained available for issuance as of March 17, 2020 for future award grants under the Existing LTIP would last for up to one year. We anticipate that the additional 1,000,000 shares requested in connection with approval of the First Amendment will last for up to an additional three years based on historic grant rates and that our total share reserve under the Amended LTIP would last for up to four years; however, these shares could last for a shorter period of time if actual grant rates exceed historic grant rates. As noted in “Summary of the Plan” below, our Compensation Committee would retain full discretion under the Amended LTIP to determine the number and amount of awards to be granted under the Amended LTIP, subject to the terms of the Amended LTIP, and future benefits or amounts that may be received by participants under the Amended LTIP are not determinable at this time. Since our last request for additional shares at our 2014 annual meeting, our Company has grown significantly. Future growth in the number of our dealerships and employees could impact the rate at which our Compensation Committee grants awards under the Amended LTIP.

We believe that we have demonstrated our commitment to sound equity compensation practices. We recognize that equity compensation awards dilute stockholder equity and, therefore, we have carefully managed our equity incentive compensation. Our equity compensation practices are targeted to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests.

In evaluating this Proposal 3, stockholders should consider the factors set forth under the “Summary of the Plan” below.

The proposed First Amendment is included as Appendix A hereto. If our stockholders approve this proposal, we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the additional shares available for delivery under the Amended LTIP pursuant to the First Amendment.

Summary of the Plan

The following summary provides a general description of the material features of the Amended LTIP but is not a complete description of all provisions of the Amended LTIP and is qualified in its entirety by reference to the full text of (a) the Existing LTIP, which was attached to our definitive proxy statement filed with the SEC on April 10, 2014 as Appendix A, and (b) the First Amendment, which is attached to this proxy statement as Appendix A, which collectively comprise the terms of the Amended LTIP.

PURPOSE

The Amended LTIP is designed to align our employees’ and directors’ long-term interests with those of our stockholders by allowing these individuals the potential to develop and maintain a significant equity ownership position in the Company.

AWARDS

The Amended LTIP provides for the grant of any or all of the following types of awards:

•	incentive stock options;
•	stock options that do not constitute incentive stock options (“non-statutory stock options”);
•	restricted stock;
•	performance awards;
•	phantom stock (which may include stock appreciation rights); and
•	bonus stock.

Any stock option granted in the form of an incentive stock option must satisfy the applicable requirements of Section 422 of the Code. Awards may be made to the same person on more than one occasion and may be granted singly, in combination or in tandem as determined by the Compensation Committee.

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PLAN HIGHLIGHTS

Key features of the Amended LTIP include:

•	No Liberal Share Counting. The Amended LTIP does not permit us to use “liberal share counting” methods, such as adding back to the shares of common stock available for issuance under the Amended LTIP shares that were used to pay the exercise price of stock options or to cover withholding obligations.
•	Independent Committee. The Amended LTIP is administered by our Compensation Committee, which is composed entirely of independent directors who qualify as “outside directors” within the meaning of Section 162(m) of the Code and “Non-Employee Directors” within the meaning of SEC Rule 16b-3 promulgated under the Exchange Act.
•	No Discounted Stock Options or Stock Appreciation Rights. The Amended LTIP requires that the purchase price for stock options or stock appreciation rights be at least 100% of the per share fair market value on the date of grant (outside of options assumed in certain corporate transactions described in the Amended LTIP).
•	No Repricing. We have never repriced any underwater stock options or stock appreciation rights, and the Amended LTIP prohibits any repricing of stock options or stock appreciation rights (outside of certain corporate transactions or adjustment events described in the Amended LTIP) or cancellation of underwater stock options or stock appreciation rights for consideration, in each case without approval by our stockholders.
•	Dividends and Dividend Equivalents. The Amended LTIP provides that restricted stock awards granted under the Amended LTIP may receive dividends, and other full-value awards may receive dividend equivalents; however, stock options and stock appreciation rights granted under the Amended LTIP may not provide for dividends or dividend equivalents. The Amended LTIP further provides that any dividends or dividend equivalents that become payable with respect to an award that remains subject to performance-vesting conditions will be subject to the same performance-vesting conditions that apply to the underlying award.

ADMINISTRATION

The Amended LTIP is administered by the Compensation Committee. Subject to the terms of the Amended LTIP, the Compensation Committee has sole authority and discretion to:

•	designate which employees, consultants or directors shall receive an award;
•	determine the types of awards to be granted under the Amended LTIP;
•	determine the time or times an award shall be made;
•	determine the number of shares of our common stock that may be issued under each award;
•	determine the terms and conditions of any award;
•	interpret, construe and administer the Amended LTIP and any agreement relating to an award made under the Amended LTIP; and
•	make any other determination that the Compensation Committee deems necessary or desirable for the administration of the Amended LTIP.

ELIGIBILITY

Under the Amended LTIP, the Compensation Committee may only grant awards to persons who, at the time of grant, are our employees, employees of our affiliates, consultants who provide services to us or our affiliates and non-employee members of our Board. In light of the Compensation Committee’s discretion, the actual number of individuals who will receive an award under the Amended LTIP cannot be determined in advance. During our 2019 fiscal year, approximately 158 employees and eight non-employee directors participated in the Existing LTIP.

SHARES SUBJECT TO THE AMENDED LTIP

The maximum number of shares of our common stock that may be issued pursuant to the Amended LTIP is equal to (i) 2,200,000 shares, plus (ii) the number of shares that remain available for issuance for future award grants under the Prior Plan as of the effective date of the Existing LTIP, plus (iii) the number of shares subject to awards granted under the Prior Plan that were outstanding as of May 20, 2014 to the extent any such award lapses or terminates without all shares subject to that award being issued to the holder of such award or without such holder receiving a cash settlement of such award. To the extent an award granted under the Amended LTIP lapses or otherwise terminates without the delivery of shares of our common stock (or if any shares of common stock issued or delivered pursuant to an award granted under the Amended LTIP are forfeited by the holder of such award), then the shares of our common stock covered by such award (or portion thereof that lapses, terminates or is forfeited) will again be available for awards granted under the Amended LTIP. Common stock tendered or otherwise used in payment of the exercise price of an option, withheld to satisfy a tax withholding obligation or repurchased by us with proceeds from the exercise of an option will not be added to the maximum share limit under the Amended LTIP.

Subject to stockholder approval, the maximum number of shares of our common stock that may be subject to incentive stock options granted under the Amended LTIP is 2,200,000 shares. The following limitations apply with respect to awards granted under the Amended LTIP:

•	the maximum number of shares of our common stock that may be subject to awards denominated in shares of common stock granted to any one individual during any calendar year may not exceed 300,000 shares; and

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•	the maximum cash value of performance awards denominated in cash that may be granted to any one individual during a calendar year may not exceed $7,500,000 (with the value of each such award to be determined on the date of grant).

The number and kind of shares available under the Amended LTIP and the individual share limits under the Amended LTIP are subject to adjustment for stock dividends and stock splits and in certain other situations as further described in the Amended LTIP. Any shares of our common stock delivered pursuant to an award may consist, in whole or in part, of authorized and unissued shares or previously issued shares of our common stock reacquired by us. Awards granted under the Amended LTIP (other than incentive stock options, which are subject to special rules described below) may not be transferred other than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order or (iii) with the consent of the Compensation Committee. However, the Compensation Committee may not approve the transfer of any award granted under the Amended LTIP if the holder of the award is to receive any consideration in connection with the transfer.

STOCK OPTIONS

The Amended LTIP provides for two types of options: incentive stock options and non-statutory stock options. The Compensation Committee is authorized to grant options to eligible participants (which in the case of incentive stock options are only individuals who are employed by us or one of our subsidiaries at the time of grant), subject to the terms and conditions set forth below:

The purchase price per share of our common stock will be determined by the Compensation Committee. However, the purchase price per share of our common stock will not be less than the fair market value of a share of our common stock on the date of the grant of such option regardless of whether such option is an incentive stock option or a non-statutory stock option. Further, the purchase price of any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of our stock or of any of our subsidiaries within the meaning of Section 422(b)(6) of the Code must be at least 110% of the fair market value of a share of our common stock at the time such option is granted. The purchase price or portion thereof shall be paid in full in the manner prescribed by the Compensation Committee.

The Compensation Committee determines the term of each option; provided, however, that no option may have a term that exceeds 10 years and any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of our stock or of any of our subsidiaries within the meaning of Section 422(b)(6) of the Code must not be exercisable after the expiration of five years from the date of grant. The Compensation Committee also determines the time at which an option may be exercised in whole or in part, and the method by which payment of the exercise price with respect thereto may be made or deemed to have been made. Permitted forms of payment include cash, shares of our common stock, the withholding of shares that would otherwise be issued upon the exercise of the option, a combination of the foregoing or, to the extent permitted by law, by other methods as may be approved by the Compensation Committee, including “cashless exercise” procedures that permit a concurrent sale of option shares by the participant with proceeds sufficient to pay the exercise price and related taxes remitted to the Company.

Option awards may include the right to surrender the optioned shares in exchange for a payment in the amount of the fair market value of the shares for which the option is surrendered over the exercise price for such shares (a “stock appreciation right”). Stock appreciation rights granted in connection with incentive stock options are exercisable only when the fair market value of the common stock exceeds the exercise price therefore specified under the option. The term of each stock appreciation right may not exceed 10 years from the date of grant.

RESTRICTED STOCK AWARDS

The Compensation Committee is authorized to grant restricted stock awards to eligible individuals. Pursuant to a restricted stock award, shares of our common stock will be issued or delivered to the holder without any cash payment to us, except to the extent otherwise provided by the Compensation Committee or required by law; provided, however, that the shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit the shares to us as may be determined in the discretion of the Compensation Committee. The forfeiture restrictions on a restricted stock award may lapse based upon achievement of performance criteria, continued service with the Company or its affiliates, the occurrence of an event or satisfaction of any other condition or any combination of the foregoing.

We retain custody of the shares of our common stock issued pursuant to a restricted stock award until the disposition and forfeiture restrictions lapse. The holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares until the expiration of the restriction period. However, upon the issuance to the holder of shares of our common stock pursuant to a restricted stock award, except for the foregoing restrictions, the holder will have all the rights of one of our stockholders with respect to the shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares, provided that any dividends that are payable with respect to a performance-vested restricted stock award will be deferred and paid contingent upon satisfaction of the vesting criteria applicable to the underlying award.

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PERFORMANCE AWARDS

The Compensation Committee may, in its sole discretion, grant performance awards under the Amended LTIP that may be paid in cash, shares of common stock, or a combination thereof as determined by the Compensation Committee. Performance awards may be based on one or more, or a combination, of the following metrics (which (i) may be absolute, relative to one or more other companies, relative to one or more indexes and may be contingent upon our future performance or the performance of any of our affiliates, divisions or departments, and (ii) may include relative or growth achievement regarding such metrics):

•	the price of a share of our common stock,
•	our earnings per share,
•	our market share,
•	the market share of one of our business units designated by the Compensation Committee,
•	our sales,
•	the sales of one of our business units designated by the Compensation Committee,
•	our or any of our business units’ profit margins, as designated by the Compensation Committee,
•	our or any of our business units’ net income (before or after taxes) or any component of the net income calculation (such as sales, general and administrative expenses), our or any of our business units’ cash flow or return on investment, as designated by the Compensation Committee,
•	our or any of our business units’ earnings before or after interest, taxes, depreciation, and/or amortization, as designated by the Compensation Committee,
•	economic value added,
•	our return on capital, assets or stockholders’ equity, or
•	our total stockholders’ return.

The Compensation Committee may also provide at grant for the payment of dividend equivalents with respect to performance awards, provided that payment of dividend equivalents shall in all cases be deferred and contingent upon vesting of the underlying performance award.

PHANTOM STOCK AWARDS

The Compensation Committee is authorized to grant phantom stock awards under the Amended LTIP, which may include grants of stock appreciation rights. These are awards of rights to receive shares of our common stock (or the fair market value thereof), or rights to receive amounts equal to share appreciation over a specific period of time. These awards vest over a period of time established by the Compensation Committee, without satisfaction of any performance criteria or objectives. The Compensation Committee may, in its discretion, require payment or other conditions of the recipient of a phantom stock award. A phantom stock award may include a stock appreciation right that is granted independently of a stock option. Payment of a phantom stock award may be made in cash, shares of our common stock, or a combination thereof. The Compensation Committee may also provide at grant for the payment of dividend equivalents with respect to phantom stock awards.

BONUS STOCK AWARDS

The Compensation Committee is authorized to grant bonus stock awards under the Amended LTIP. Bonus stock awards are unrestricted shares of our common stock that are subject to such terms and conditions as the Compensation Committee may determine and they need not be subject to performance criteria or objectives or forfeiture. The Compensation Committee determines the purchase price, if any, for awards of bonus stock.

ADJUSTMENTS

The number and kind of shares covered by outstanding awards under the Amended LTIP and, if applicable, the prices per share applicable thereto, are subject to adjustment in the event of merger, consolidation, liquidation, reorganization, recapitalization, reclassification, stock dividend, spin-off, split-up, stock split, reverse stock split or other distribution with respect to the shares of common stock, or any similar corporate transaction or event. The permitted adjustments are only those the Compensation Committee determines are appropriate to reflect the occurrence of the transaction or event, including but not limited to adjustments in the number and kind of securities reserved for issuance; in the award limits on individual awards; in the performance goals of any outstanding awards; to the number and kind of securities subject to outstanding awards; and, if applicable, to the grant amounts, or exercise prices of the awards. Any such adjustments will be made in a manner consistent with the requirements of Section 409A of the Code and, (i) in the case of incentive stock options, any such adjustments will be made in a manner consistent with the requirements of Section 424(a) of the Code, and (ii) in the case of performance-vested awards intended to qualify for exemption under 162(m), in a manner consistent with such provision.

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CORPORATE CHANGE

Individual award agreements will set forth the treatment of awards granted under the Amended LTIP in the event of a corporate change. The Amended LTIP provides that, unless defined otherwise in an applicable award agreement, a corporate change occurs if:

•	we are dissolved and liquidated;
•	we are not the surviving entity in any merger or consolidation (or we survive only as a subsidiary of an entity);
•	we sell, lease or exchange all or substantially all of our assets;
•	any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of our voting stock; or
•	after a contested election of directors, the persons who were directors before such election cease to constitute a majority of our Board.

ACCELERATED VESTING

Subject to Section 409A, the terms of awards granted under the Amended LTIP may include accelerated vesting or lapse of forfeiture restrictions, as applicable, including (1) by virtue of the retirement, death or disability of a participant or (2) in the event of a corporate change where either (A) within a specified period of time a participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason or (B) such awards are not assumed or converted into replacement awards in a corporate change in a manner described in the applicable award agreement. Subject to Section 409A of the Code, the Compensation Committee may also provide for accelerated vesting, lapse of forfeiture restrictions, and waiver of any performance, service, or other limitation with respect to any outstanding award granted under the Amended LTIP, including upon a termination of employment by reason of death, disability, retirement, or upon a corporate change.

TAX WITHHOLDING

A participant will be responsible for payment of any taxes required by law to be withheld from an award or an amount paid in satisfaction of an award, which will be paid by the participant on or prior to the payment or other event that results in taxable income in respect of an award. The award agreement will specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of award; provided, that, if shares of common stock are withheld from delivery upon exercise of an option or a stock appreciation right, the fair market value of the shares withheld will not exceed the minimum amount of tax for which withholding is required.

AMENDMENT

Our Board in its discretion may terminate the Amended LTIP at any time with respect to any shares for which an award has not theretofore been made. Our Board has the right to alter or amend the Amended LTIP or any part thereof from time to time, and the Compensation Committee has the right to prospectively or retroactively amend the terms of any award; provided that no change in any award theretofore made may be made which would impair the rights of the recipient of the award without the consent of such recipient and provided, further, that our Board may not, without approval of our stockholders, amend the Amended LTIP to increase the maximum aggregate number of shares of our common stock that may be issued under the Amended LTIP or the benefits otherwise accrued to participants under the Amended LTIP, increase the maximum number of shares of common stock that may be issued under the Amended LTIP through incentive stock options, or change the class of individuals eligible to receive awards under the Amended LTIP or amend outstanding stock options or stock appreciation rights to lower the applicable purchase price or substitute cash or other awards for any such underwater stock option or stock appreciation right. Further, to the extent stockholder approval of an amendment to the Amended LTIP is necessary to satisfy the requirements of Rule 16b-3 or any securities exchange listing requirements of the New York Stock Exchange or other securities exchange on which the common stock is then listed, no amendment will be effective unless and until so approved by our stockholders.

NON-U.S. PARTICIPANTS

To facilitate grants under the Amended LTIP to participants who are foreign nationals or who provide services outside of the United States, the Compensation Committee may provide for special terms for awards to such participants as the Compensation Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Compensation Committee may also approve supplements to the Amended LTIP (including sub-plans) to govern such awards.

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United States Federal Income Tax Aspects of the Amended LTIP

The following is a brief summary of some of the United States federal income tax consequences of certain transactions under the Amended LTIP based on current federal income tax laws, as in effect on January 1, 2020, which is subject to change (possibly retroactively). This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for participants of the Amended LTIP, is not intended to be complete and does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes), state, local or foreign tax consequences. The tax treatment for a participant in the Amended LTIP may vary depending on his or her particular situation and may, therefore, be subject to special rules not discussed below. In addition, certain awards that may be granted pursuant to the Amended LTIP could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A of the Code and guidance promulgated thereunder.

NON-STATUTORY STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

As a general rule, no federal income tax is imposed on the optionee upon the grant of a non-statutory stock option such as those under the Amended LTIP (whether or not including a stock appreciation right). Generally, upon the exercise of a non-statutory stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for the shares. In the case of the exercise of a stock appreciation right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon a subsequent disposition of the shares received upon exercise of a non-statutory stock option, any appreciation after the date of exercise should qualify as capital gain.

INCENTIVE STOCK OPTIONS

The incentive stock options under the Plan are intended to constitute “incentive stock options” within the meaning of Section 422 of the Code. Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an incentive stock option if the optionee does not dispose of shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the “holding period”). With respect to an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the exercise price must be included in the optionee’s alternative minimum taxable income.

Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an incentive stock option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price. Any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

RESTRICTED STOCK AWARDS

An employee who has been granted restricted stock under the Amended LTIP will not realize taxable income at the time of grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon expiration of the forfeiture restrictions (i.e., as shares become vested), the holder will realize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. Dividends paid to the holder during the period that the forfeiture restrictions apply will also be compensation to the employee. Notwithstanding the foregoing, the recipient of restricted stock may elect to be taxed at the time of grant of the restricted stock based upon the fair market value of the shares on the date of the award, in which case:

•	dividends paid to the recipient during the period that any forfeiture restrictions apply will be taxable as dividends and will not be deductible by us; and
•	there will be no further federal income tax consequences when the forfeiture restrictions lapse.

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PERFORMANCE AWARDS AND PHANTOM STOCK AWARDS

An individual who has been granted a performance award or a phantom stock award generally will not realize taxable income at the time of grant. Whether a performance award or phantom stock award is paid in cash or shares of our common stock, the individual will have taxable compensation. The measure of such income will be the amount of any cash paid and the fair market value of any shares of our common stock either at the time the performance award or the phantom stock award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions.

BONUS STOCK AWARDS

An individual who has been granted a bonus stock award will realize taxable income at the time of the grant.

TAX CONSEQUENCES TO THE COMPANY OR ITS SUBSIDIARIES

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code. In this regard, certain types of awards under the Amended LTIP cannot qualify as performance-based awards under Section 162(m), and in other cases awards may fail to qualify if all requirements for qualification are not met in connection with such awards.

SECTION 162(M) OF THE CODE

The Existing LTIP was designed to comply with the requirements of applicable federal and state securities laws and the Code. Historically, the Company has structured its incentive compensation plans (including the Existing LTIP) with the intent that certain awards made thereunder may qualify as “performance-based compensation” in an effort to exempt such compensation from the deduction limitation under Section 162(m) of the Code (“Section 162(m)”). As a result of tax legislation that went into effect on December 22, 2017, this exception for performance-based compensation is no longer available for taxable years beginning after December 31, 2017, unless such compensation qualifies for transition relief contemplated in the new tax legislation for certain written binding contracts in place as of November 2, 2017. Therefore, the compensation associated with awards granted under the Existing LTIP that are not subject to the transition relief and that exceed the deduction limitation are not expected to be deductible by the Company.

New Plan Benefits

The specific individuals who will be granted awards under the Amended LTIP and the type and amount of any such awards will be based on the discretion of the Compensation Committee, subject to annual limits on the maximum awards that may be awarded to any individual as described above. Accordingly, future awards to be received by or allocated to particular individuals under the Amended LTIP are not presently determinable, and the New Plan Benefits Table is not provided.

Vote Required

This proposed First Amendment is contingent upon receiving the affirmative vote of the holders of a majority of our common stock cast with respect to the proposal. Abstentions will be counted as votes cast against the proposal, and broker non-votes will not be counted as votes cast with respect to the proposal under applicable rules of the New York Stock Exchange. See “How do I vote my shares?” on page 79.

The Board unanimously recommends a vote “FOR” the approval of the First Amendment.

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Proposal 4	Ratification of the Appointment of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm

In early 2020, the Audit Committee performed its annual evaluation of the external auditor as part of its responsibilities. After careful consideration, the Audit Committee determined that a different perspective would be beneficial to the Company. The Audit Committee chose not to renew the engagement of Ernst & Young following the filing of the Company’s Annual Report on Form 10-K in February 2020.

Ernst & Young’s reports on the financial statements for fiscal years ended December 31, 2018 and December 31, 2019 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2018 and December 31, 2019 and the subsequent period through February 14, 2020 (the date of Ernst & Young’s dismissal), (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in its reports on the consolidated financial statements for such fiscal years; and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). Ernst & Young had been the Company’s auditor since 2002, and the Audit Committee would like to thank Ernst & Young for their many years of service to the Company.

Following extensive discussion, the Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) as of February 14, 2020 as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020. The Audit Committee believes that the engagement of Deloitte as the Company’s independent registered public accounting firm for 2020 is in the best interest of the Company and its stockholders. We have been advised by Deloitte that the firm is independent and has no relationship with Group 1 or its subsidiaries other than that arising from the firm’s engagement as auditors, tax advisors and consultants. The Audit Committee has also discussed Deloitte’s independence with Deloitte since its appointment. During fiscal years ended December 31, 2018 and December 31, 2019, neither the Company nor anyone on its behalf consulted with Deloitte regarding any of the matters or events set forth in Item 304(a) (2)(i) or (ii) of Regulation S-K. Representatives of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions from stockholders. Representatives of Ernst & Young will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

The ratification of our Audit Committee’s appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires our receiving the affirmative vote of the holders of a majority of our common stock present in person or represented by proxy and entitled to vote on the proposal. Although ratification is not required by our bylaws or otherwise, as a matter of good corporate governance, we are asking our stockholders to approve the selection of Deloitte as our independent registered public accounting firm. The Board of Directors recommends that stockholders ratify the selection of Deloitte as the independent registered public accounting firm for the Company for 2020. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our stockholders.

Our Board of Directors recommends a vote “FOR” Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020.

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Audit and Other Fees

Set forth below is a summary of fees paid for professional services provided by Ernst & Young, which has served as our independent registered public accounting firm since 2002, for services related to the fiscal years ended December 31, 2018 and 2019. In determining the independence of Ernst & Young, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining Ernst & Young’s independence.

Type of Fees	2019	2018
Audit Fees(1)	$2,519,800	$2,594,000
Audit Related Fees(2)	—	—
Tax Fees(3)	81,400	79,000
All Other Fees(4)	—	2,200
TOTAL	$2,601,200	$2,675,200

(1)	Audit fees consisted of amounts accrued for services performed in association with the integrated audit of the Company’s consolidated financial statements for 2018 and 2019 and attestation of the effectiveness of the Company’s internal controls over financial reporting (including required quarterly reviews). Other procedures included consultations relating to the audit or quarterly reviews. Also included in audit fees are amounts accrued for assurance and related services that are related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent registered public accounting firm, consisting primarily of statutory audits, services performed in connection with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities. Audit fees exclude reimbursed expenses of $40,000 and $35,500 for 2018 and 2019, respectively, to Ernst & Young in conjunction with their services.
(2)	There were no audit related fees in 2018 or 2019.
(3)	Tax fees consisted of amounts billed in 2018 and 2019 for tax preparation and compliance services.
(4)	Other fees consisted of amounts billed in 2018 for subscriptions to Ernst & Young’s online accounting and financial reporting research tool.

The Audit Committee considered whether the provision of these services was compatible with maintaining Ernst & Young’s independence, and has determined such services for fiscal 2018 and 2019 were compatible. All of the services described above were pre-approved by the Audit Committee pursuant to paragraph (c) (7) of Rule 2-01 of Regulation S-X under the Exchange Act.

The Audit Committee has established a policy requiring pre-approval by the Audit Committee of all services (audit and non-audit) to be provided to us by our independent registered public accounting firm. In accordance with this policy, the Audit Committee had given its annual approval for the provision of audit services by Ernst & Young, and had also given its approval for up to a year in advance for the provision by Ernst & Young of particular categories or types of audit-related, tax and permitted non-audit services, in each case subject to a specific budget.

Any proposed services to be provided by the independent registered public accounting firm not covered by one of these approvals, including proposed services exceeding pre-approved budget levels, requires special pre-approval by the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. All of the services listed above were pre-approved pursuant to this policy.

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Report of the Audit Committee

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities relating to our accounting policies, reporting policies, internal controls, compliance with legal and regulatory requirements, selection of the independent registered public accounting firm and the integrity of Group 1’s financial reports. The Board of Directors, upon the recommendation of its Governance & Corporate Responsibility Committee, has determined that each member of the Audit Committee has the requisite independence and other qualifications for audit committee membership under New York Stock Exchange corporate governance listing standards, the Sarbanes-Oxley Act of 2002, the Audit Committee Charter and the Group 1 Automotive, Inc. Corporate Governance Guidelines.

Each year, the Audit Committee reviews the work and status of its independent accounting firm with the Company. After careful consideration, the Audit Committee determined that a different perspective with in-depth auto retail experience would be beneficial to the Company. The Audit Committee reviewed the qualifications of the remaining public accounting firms with experience in our industry and decided to interview Deloitte & Touche LLP. After several discussions between the Audit Committee, members of our senior management team and members of Deloitte who would service our account, the Audit Committee decided to retain the accounting services of Deloitte for the fiscal year beginning in 2020. Deloitte will also provide non-audit services, including among others, tax planning and advice and tax compliance.

The Audit Committee acts under a written charter adopted and approved by the Board of Directors. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. Based on the recommendation of the Audit Committee, the Board approved the Audit Committee charter at a regularly scheduled meeting in February 2020. The Audit Committee charter is posted on our website, www.group1auto.com, and you may obtain a printed copy of the Audit Committee charter by sending a written request to Group 1 Automotive, Inc., 800 Gessner, Suite 500, Houston, TX 77024, Attn: Corporate Secretary.

The Audit Committee assists the Board’s oversight and monitoring of the Company’s system of internal controls, including the internal audit function. The Audit Committee discussed with our internal auditors the overall scope and plans for the 2019 audit. At each Audit Committee meeting, the Audit Committee is provided the opportunity to meet with the internal auditor with, and without, management present. During 2019, management made updates to its internal control documentation for changes in internal control and completed its testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee has kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received updates provided by management and the independent auditor at each regularly scheduled Audit Committee meeting and met in executive session separately with the internal and the independent auditor to discuss the results of their examinations, observations and recommendations regarding internal control over financial reporting.

The independent registered public accounting firm is accountable to the Audit Committee, and the Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm. The Audit Committee engages in an annual evaluation of the independent public accounting firm’s qualifications, assessing the firm’s quality of service, the firm’s sufficiency of resources, the quality of the communication and interaction with the firm, and the firm’s independence. The Audit Committee makes its selection based on the best interests of the Company and its stockholders. The Audit Committee participates in the selection of the lead Audit Partner (the “Lead Partner”) of the independent registered public accounting firm through its review of the Lead Partner’s professional qualifications, experience, and prior performance on the Company’s audit (if any); through in-person meetings with the Lead Partner, and through discussion between the Audit Committee and management regarding the selection of the Lead Partner.

The Audit Committee has reviewed and discussed with management and Ernst & Young, our audited financial statements as of and for the year ended December 31, 2019. The Audit Committee also discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Commission.

Ernst & Young submitted to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s communications with the Audit Committee concerning its independence. The Audit Committee discussed with Ernst & Young such firm’s independence. The Audit Committee also considered whether the provision of non-audit services to our Company by Ernst & Young was compatible with maintaining their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors of Group 1,

Carin Barth (Chairman)
Stephen D. Quinn
Steven P. Stanbrook
Charles L. Szews
Anne Taylor

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Executive Officers

Except as described under the heading “Executive Compensation — Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table”, our named executive officers serve at the discretion of our Board. The following table sets forth certain information as of the date of this proxy statement regarding our named executive officers:

Name	Age	Position
Earl J. Hesterberg	66	President and Chief Executive Officer
Daryl A. Kenningham	55	President, U.S. and Brazilian Operations
John C. Rickel	58	Senior Vice President and Chief Financial Officer
Frank Grese, Jr.	68	Senior Vice President, Human Resources, Training and Operations Support
Peter C. DeLongchamps	59	Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs

Mr. Hesterberg’s biographical information may be found on page 29 of this proxy statement.

DARYL A. KENNINGHAM

Daryl A. Kenningham has served as President, U.S. & Brazilian Operations since November 2019, and as President, U.S. Operations since May 2017. Previously, he served as Regional Vice President of the West Region from February 2016 through April 2017 and as Regional Vice President of the East Region from April 2011 through January 2016. Prior to joining Group 1, Mr. Kenningham served as the Chief Operating Officer of Ascent Automotive in Houston. In addition to a variety of sales, marketing, finance and automotive-logistics positions with Gulf States Toyota, from 2005 through 2008, Mr. Kenningham served as President of Gulf States Financial Services Group, a leading provider of F&I products and reinsurance structures to the automotive industry, and from 2002 to 2005, as President of USA Logistics (previously known as Gulf States Transportation), a leader in the movement and management of automotive shipments nationwide. He also held various sales, marketing and vehicle distribution positions in the United States and Japan with Nissan Motor Corporation, where he began his career in 1988. Mr. Kenningham earned his Bachelor of Arts degree from the University of Michigan and his Master of Business Administration from the University of Florida.

JOHN C. RICKEL

John C. Rickel was appointed Senior Vice President and Chief Financial Officer in December 2005. From 1984 until joining Group 1, Mr. Rickel held a number of executive and managerial positions of increasing responsibility with Ford Motor Company, a global manufacturer and distributor of cars, trucks and automotive parts. He most recently served as Controller, Ford Americas, where he was responsible for the financial management of Ford’s western hemisphere automotive operations. Immediately prior to that, he was Chief Financial Officer of Ford Europe, where he oversaw all accounting, financial planning, information services, tax and investor relations activities. Mr. Rickel serves on the Board of Directors, on the Audit Committee, Compensation Committee, and as Chair of the Governance Committee, and is the lead independent Director of U.S. Xpress, a large truckload carrier providing services primarily throughout the United States. From 2002 to 2004, Mr. Rickel was Chairman of the Board of Directors of Ford Russia, and a member of the Board of Directors and the Audit Committee of Ford Otosan, a publicly traded automotive company located in Turkey and owned 41% by Ford. Mr. Rickel received his B.S.B.A. and M.B.A. from The Ohio State University.

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FRANK GRESE, JR.

Frank Grese, Jr. was appointed Senior Vice President of Human Resources, Training and Operations Support effective February 1, 2016. Prior to that appointment, Mr. Grese served as Regional Vice President of the West Region from January 2006 to January 2016, and served as the Platform President of Group 1 Atlanta from December 2004 to December 2005. Mr. Grese began his automotive career in the Ford Management Training Program in 1974 where he progressed through various assignments in district offices as well as Ford headquarters in Detroit. He joined Nissan in 1982 where he ultimately held the position of National Dealer Advertising Manager. In 1986, Mr. Grese left the manufacturer side of the business and began working in various executive positions, including chief operating officer and district president, with large public and private dealer groups. He last served as Director of Dealership Operations, working extensively with underperforming stores, for a large private dealer group. Mr. Grese graduated from the University of Georgia with a degree in journalism.

PETER C. DELONGCHAMPS

Peter C. DeLongchamps has served as Group 1’s Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs since January 2018. He previously served as Group 1’s Vice President, Manufacturer Relations, Financial Services and Public Affairs from January 2012 through December 2017, and as Vice President, Manufacturer Relations and Public Affairs from January 2006 through December 2011. Mr. DeLongchamps served as Vice President, Manufacturer Relations from July 2004 through December 2005. Mr. DeLongchamps began his automotive retailing career in 1980, having served as District Manager for General Motors Corporation and Regional Operations Manager for BMW of North America, as well as various other management positions in the automotive industry. Immediately prior to joining Group 1 in 2004, he was President of Advantage BMW, a Houston-based automotive retailer. Mr. DeLongchamps also serves on the Board of Directors of Junior Achievement of Southeast Texas, Houston Christian High School and the Texas Bowl. Mr. DeLongchamps received his B.B.A. from Baylor University.

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2019 Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides a detailed description of our executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions. As discussed in greater detail below, our compensation plans are designed to reward our named executive officers for the achievement of these results for our Company and our stockholders. The Compensation Discussion and Analysis focuses on the compensation of our named executive officers as of December 31, 2019, who were:

•	Earl J. Hesterberg — President and Chief Executive Officer;
•	Daryl A. Kenningham — President, U.S. and Brazilian Operations;
•	John C. Rickel — Senior Vice President and Chief Financial Officer;
•	Frank Grese, Jr. — Senior Vice President, Human Resources, Training and Operations Support; and
•	Peter C. DeLongchamps — Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs.

Compensation and Corporate Governance

The Committee continuously reviews best practices in executive compensation and has made several adjustments to elements of our compensation programs over the past several years to further align our executive compensation structure with our stockholders’ interests and current governance practices, including:

COMPENSATION HIGHLIGHTS

Role of the Compensation Committee, its Consultant and Management

Our Board has entrusted the Compensation Committee (the “Committee”) with overall responsibility for establishing, implementing and monitoring our executive compensation program. Our Chief Executive Officer and Senior Vice President of Human Resources, Training and Operations Support, also play a role in the implementation of the executive compensation process, by overseeing the performance and dynamics of the executive team and generally keeping the Committee informed. All final decisions regarding our named executive officers’ compensation remain with the Committee, except in the case of our Chief Executive Officer. The Compensation Committee determines and approves compensation for our Chief Executive Officer based on his performance evaluation, and after consultation with the full Board, absent the Chief Executive Officer.

The Committee has historically engaged Pearl Meyer & Partners, LLC (“PM&P”), an executive compensation firm, to serve as its compensation consultant and to advise on executive compensation matters. In 2018, PM&P was engaged to conduct a competitive compensation analysis for the named executive officers, which was used in making 2019 compensation decisions. During that time, PM&P reviewed compensation data for our peer companies in comparison to our current compensation practices and made recommendations to the Committee. The Committee retains PM&P directly, although in carrying out assignments PM&P may interact with our management when necessary and appropriate. PM&P does not provide any services to our Company other than executive compensation consulting services. The Committee has determined that no conflict of interest exists between PM&P and our Company. Please see “Information About our Board of Directors and its Committees — Compensation Committee” for additional information on the role of the Committee, its consultant and management in setting executive compensation.

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Objectives of Our Executive Compensation Program

COMPENSATION PHILOSOPHY

The Committee believes that the most effective executive compensation program is one designed to recruit, retain and motivate capable leadership and reward those individuals upon the achievement of their personal and functional objectives, as well as upon our Company’s achievement of specific annual, long-term and strategic goals. The Committee evaluates both market competitiveness, as well as individual and Company performance, to ensure that we maintain our ability to attract, retain and motivate talented employees in key positions. By maintaining competitive compensation and rewarding for performance, the Committee strives to support our overall business objectives and provide our stockholders with a superior rate of return over time. As we continue to focus on delivering strong financial results, we remain committed to doing so in a way that respects the communities and environments in which we operate.

Our strategic business focus during the fiscal year ended December 31, 2019 consisted of the following objectives:

increasing total same store gross profit through focused efforts in the used vehicle, finance and insurance, parts, service and collision departments;
continuing to consolidate key operating processes and systems to improve our customer responsiveness, provide omni-channel sales abilities, create greater efficiencies and reduce expenses;
maintaining a cost level that aligns with the anticipated level of business activity; and
seeking strategic portfolio management opportunities within the automotive retail market so that we can continue to optimize our business operations in the U.S., the U.K. and Brazil.

Our named executive officers’ individual or functional goals for the fiscal year ended December 31, 2019 generally consisted of one or more of the following criteria, which provide support for our business objectives:

sustain sales momentum;
maximize strategies of recently acquired dealership operations;
continue to strengthen our processes and management for improved operating effectiveness and efficiency;
control costs and expenses as sales levels fluctuate;
dispose of underperforming dealerships and deploy the proceeds into other capital appreciation opportunities with better return potential; and
drive the capital allocation process, which seeks investments that maximize return to our stockholders.

STOCKHOLDER INPUT ON EXECUTIVE COMPENSATION MATTERS

In accordance with applicable law and as described in more detail in Proposal 2 above, our stockholders have the right to vote, on an advisory non-binding basis, on the approval of the compensation of our named executive officers at specified intervals (the “say-on-pay vote”). Stockholders last voted on this matter at the 2019 Annual Meeting of Stockholders. In accordance with the frequency vote at the 2017 Annual Meeting of Stockholders we hold our say-on-pay vote every year. In 2019, 95% of the votes cast were in favor of our executive compensation program; therefore the Committee did not make any significant changes to our compensation program as a result of such a vote, other than the introduction of performance shares into the mix of long-term incentives in 2019, a best practice in executive compensation. The Committee will continue to consider on an annual basis the vote results for say-on-pay proposals when making compensation decisions for our named executive officers.

In addition to such consideration given to the results of the say-on-pay vote, at various times throughout the year the Committee considers any input it may receive from stockholders and other stakeholders, and more general developments in executive compensation principles, in the development and implementation of the Company’s executive compensation philosophy, policies and programs. For additional information on the say-on-pay vote with respect to the compensation paid to our named executive officers in 2019, see Proposal 2 above.

MARKET ANALYSIS

We engaged PM&P to conduct an independent market-based analysis of our executive compensation program in 2019. The market analysis process involved the comparison of long-term, short-term and total compensation with a selected group of peer companies (“Peer Companies”). Compensation data was compared at the 25th, 50th and 75th percentiles of the market.

While we do not think it is appropriate to establish compensation based solely on market analysis, we believe that the practice of comparing our compensation program to the programs of our peers can be useful for two reasons. First, our compensation practices must be competitive in order to attract and retain executives with the ability and experience necessary to provide leadership and to deliver strong performance to our stockholders. Second, comparison analysis allows us to assess the reasonableness of our compensation practices. This process allows us to achieve one of our primary objectives of maintaining competitive compensation to ensure retention and assists in aligning compensation with stockholder interests.

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Our Peer Companies include all of the publicly traded automotive consolidators and specialty retailers associated with automotive sales, and automotive parts and service against whom we most directly compete for executive talent. The list of our Peer Companies is periodically reviewed and updated by the Committee. Our 2019 Peer Companies were:

•	Advance Auto Parts, Inc.	•	Lithia Motors, Inc.
•	Asbury Automotive Group, Inc.	•	LKQ Corporation
•	AutoNation, Inc.	•	O’Reilly Automotive, Inc.
•	AutoZone, Inc.	•	Penske Automotive Group, Inc.
•	CarMax, Inc.	•	Rush Enterprises, Inc.
•	Genuine Parts Company	•	Sonic Automotive, Inc.

When evaluating the compensation data and making compensation decisions, the Committee has taken into consideration the variance in revenue size among the entities comprising our Peer Companies. Additionally, when calculating a market value, the Committee has considered other differences between our Peer Companies and us, such as corporate structure, tenure of officers, variance in scope of duties for each officer and other factors. This value is used as the basis of comparison of compensation provided by our Peer Companies and us. However, any application of market analysis data is tempered by our basic staffing philosophy, which is to remain as lean as practical. This guiding principle results in certain of our named executive officers having a broad range of job responsibilities, which, at certain of our Peer Companies, may be divided among multiple executive officers. The Committee’s use of market analysis data for specific compensation components is described in more detail below.

TALLY SHEETS

In 2019, compensation tally sheets for the named executive officers were prepared by our human resources department and reviewed by the Committee. This review consists of a twelve month summary of cash compensation earned, employee benefits provided, stock granted (with value at grant), and value of stock released (with value at release). Total shares and present value of unvested equity awards are also presented for review. Information from these tally sheets was considered by the Committee in making compensation decisions for the named executive officers, as well as guiding the design of cash and non-cash compensation and benefit programs. The Committee specifically used tally sheets in the following contexts for each named executive officer:

•	To determine the historical value of compensation paid;
•	To determine the value of equity-based compensation stock awards forfeited in the event of a voluntary termination when making decisions regarding grants to encourage retention;
•	To understand total compensation potentially payable to the named executive officers under all possible scenarios, including death/disability, retirement, voluntary termination, termination with and without cause and changes of control; and
•	To ensure that the structure of pay at different levels is fair and appropriate.

Compensation Components

Our compensation program for our named executive officers includes annual cash compensation and long-term equity-based compensation. Annual cash compensation consists of annual base salary and payments under our annual cash incentive plan. Our long-term equity-based compensation consists of equity awards made under our long-term incentive plan.

In addition, our named executive officers are eligible to (i) participate in our health and welfare plans, our Employee Stock Purchase Plan and our retirement plans (401(k) Savings Plan and Deferred Compensation Plan), (ii) receive a vehicle allowance and/ or demonstrator vehicle(s), depending on the position held, and (iii) receive perquisites and other personal benefits as described under “Other Benefits” below.

BASE SALARY

Design

We provide our named executive officers with an annual base salary to compensate them for services rendered during the year. Our goal is to set base salaries for our named executive officers at levels that are competitive with comparable companies for the skills, experience and requirements of similar positions, using market analysis as previously discussed, in order to attract and retain top talent. In order to achieve this goal, we have generally sought to provide base salaries that fall near the 50th percentile of our Peer Companies. We believe this supports competitive compensation and ensures retention. In order to ensure that each officer is appropriately compensated, the Committee, when setting base salaries, considers individual performance, tenure and experience and our financial performance in addition to the compensation review of the Peer Companies. Individual base salary levels are generally reviewed each November and are adjusted as appropriate based on an analysis of current market salary levels at the Peer Companies, individual performance and experience, and our financial performance.

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2019 Results and Fiscal 2020 Changes

In November 2018, after reviewing the tally sheets and certain economic conditions affecting the Company, the Committee elected to increase the base salaries for our named executive officers effective January 1, 2019 to levels that remained near the 50th percentile compensation of our Peer Companies. Accordingly, the base salaries for our named executive officers were increased as noted in the table below.

In November 2019, the Committee elected to increase the base salaries for our named executive officers effective January 1, 2020, to levels that remained near the 50th percentile compensation of our Peer Companies. However, due to the recent economic and operational concerns over the anticipated negative implications of the COVID-19 (coronavirus) outbreak, our senior executive officers elected to take a voluntary decrease in their base salaries for the foreseeable future. Accordingly, as of the date of this filing, the base salaries for our named executive officers have been decreased as follows: Mr. Hesterberg – 50%, Mr. Kenningham – 35%, and Messrs. Rickel, Grese and DeLongchamps – 20%, all as reflected in the table below.

Named Executive Officer	2019 Base Salary ($)	2020 Base Salary effective 01/01/2020 ($)	Adjusted 2020 Base Salary effective 04/01/2020 ($)
Earl J. Hesterberg	1,150,000	1,200,000	600,000
Daryl A. Kenningham	655,200	720,000	468,000
John C. Rickel	629,700	650,000	492,000
Frank Grese, Jr.	595,400	615,000	520,000
Peter C. DeLongchamps	492,650	515,000	412,000

ANNUAL INCENTIVE COMPENSATION PLAN

Annual cash incentive awards are intended to align our annual performance and results with the compensation paid to persons who are most responsible for such performance, and to motivate and reward achievement of Company and individual or functional performance objectives. Meaningful, performance-related goals are established so that attaining or exceeding the performance targets is not assured, requires significant effort by each of our named executive officers, and if accomplished, contributes to the ongoing overall improvement and success of the Company.

For 2019, the annual incentive compensation plan was based upon achievement of financial and individual, or functional, goals approved at the beginning of the year by the Committee. The financial and mission-based portions of the annual incentive awards could be awarded independently so that achievement of one was not predicated on the achievement of the other. There is, however, a minimum earnings per share goal established by the Committee at the beginning of each year which has to be achieved before any incentive award is paid.

The following is a description of the 2019 performance metrics under the annual incentive compensation plan:

Financial Goal

For 2019, the financial goal portion of our annual incentive compensation plan was based on achievement of diluted earnings per share (“EPS”). Diluted earnings per share is generally defined as our net income available to diluted common shares divided by the sum of the weighted average number of common shares outstanding during the period plus those that would have been outstanding, assuming issuance for all dilutive potential common shares. Under the 2019 annual incentive compensation plan, the Committee may, in its sole discretion, adjust the Company’s EPS when determining achievement of the financial goal metric for extraordinary or unusual items that would be included in our annual operating results, but not typically considered at the time the targets were set, such as certain asset impairments or extraordinary dilutive events which materially affect EPS.

The Committee believes that EPS is the best metric for our financial goal portion of the annual incentive compensation plan, because it incentivizes our named executive officers to maximize stockholder return and only rewards our named executive officers if our stockholders are rewarded. Further, no payments are made under the financial goal portion of the award unless a threshold level of EPS is achieved. The threshold, target and maximum levels of performance for the EPS metric set by the Committee for 2019 were as follows:

	Threshold ($)	Target ($)	Maximum ($)
EPS	9.49	9.70	10.20

Mission-based Goals

Mission-based goals typically include specific goals that are related to the individual’s functional area and are established at the beginning of each fiscal year jointly by the named executive officer and our Chief Executive Officer and reviewed by the Committee, or in the case of the Chief Executive Officer, by the Committee and the Board. These goals are integral toward achieving key business objectives, such as those listed on page 49 which help improve our financial performance, promote corporate efficiencies and contribute to the growth of our Company. In 2019, the following mission-based goals were assigned to each of our named executive officers:

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Name	Individual/Functional Performance Targets
Earl J. Hesterberg	•	Achieve meaningful profit improvement in U.S. operations
	•	Identification of disruptive forces and revise strategy as necessary
	•	Achieve meaningful profit improvement in U.K. operations
	•	Rollout online vehicle sales purchasing program
	•	Achieve selling, general and administrative cost reduction target
Daryl A. Kenningham	•	Increase employee retention rates for key dealership personnel
	•	Increase U.S. aftersales gross profit
	•	Increase U.S. used vehicle gross profit
	•	Rollout online vehicle sales purchasing program
	•	Achieve selling, general and administrative cost reduction target
John C. Rickel	•	Successfully amend and renew revolving credit facility
	•	Improve warranty processing performance
	•	Replace customer relationship management (“CRM”) software
	•	Strengthen U.K. finance team and organizational structure
	•	Security and network equipment upgrade
	•	Achieve selling, general and administrative cost reduction target
Frank Grese, Jr.	•	Coordinate with procurement department to identify and achieve cost savings goal
	•	Improve employee retention for key dealership personnel
	•	Support greater employee engagement and development through employee recognition programs
	•	Achieve recruiting objectives for dealership service employees
	•	Support service development center to achieve improved efficiency; improve CDC closing rates
	•	Expand employee training program to include leadership training for key dealership personnel
	•	Achieve selling, general and administrative cost reduction target
Peter C. DeLongchamps	•	Achieve F&I per retail unit target
	•	Maintain capital expenditure projects within budget while maintaining positive relationships with manufacturers
	•	Finalize online F&I product cancellations initiative
	•	Introduce additional products to the F&I menu
	•	Continued focus on communication and relationships with manufacturers and investment community
	•	Achieve selling, general and administrative cost reduction target

The Committee determined that for 2019 as long as earnings per share was at least $8.25, the mission-based portion of the award would be payable from 0% to 100% according to individual goal achievement levels. As a result, assuming all mission-based goals were attained, the following table sets forth the threshold, target and maximum annual incentive compensation plan potential payouts for 2019, as a percentage of base salary. The target performance level was set such that, if attained, the total cash compensation paid to our named executive officers would approximate the median paid to named executive officers at our Peer Companies.

	How the Annual Incentive is Paid (as a % of Salary)
		Financial Based			Total Opportunity (Assumes 100% Payout on Mission Based)
Named Executive Officer	Mission Based	Threshold	Target	Max	Threshold	Target	Max
Earl J. Hesterberg	50.0%	25.0%	50.0%	150.0%	75.0%	100.0%	200.00%
Daryl A. Kenningham	50.0%	25.0%	50.0%	100.0%	75.0%	100.0%	150.00%
John C. Rickel	50.0%	16.7%	33.3%	65.0%	66.67%	83.33%	115.00%
Frank Grese, Jr.	50.0%	16.7%	33.3%	65.0%	66.67%	83.33%	115.00%
Peter C. DeLongchamps	50.0%	16.7%	33.3%	65.0%	66.67%	83.33%	115.00%

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Results

For 2019, we achieved the maximum level of our financial goal (EPS). Adjusted actual EPS was $10.93 exceeding the maximum target performance level of $10.20.

In connection with its review of the performance of our Chief Executive Officer, the Committee determined that Mr. Hesterberg had achieved 70% of his 2019 mission-based goals, resulting in a 70% payment of the mission-based payout. Following extensive discussion with our Chief Executive Officer regarding his evaluation of the performance of our named executive officers, the Committee determined that Messrs. Kenningham, Rickel, Grese and DeLongchamps met or surpassed their individual and functional goals, resulting in 100% payout of the mission-based payout. In making these determinations, the Committee specifically considered each named executive officer’s leadership in achieving each of the goals.

Based on the Committee’s evaluation of the performance of each of our named executive officers, it determined the degree to which each named executive officer had achieved his goals and the following amounts of incentive compensation were paid with respect to the 2019 year:

Annual Incentive Compensation Plan Changes for Fiscal 2020

In February 2020, the Compensation Committee reviewed the performance metrics (mission-based and financial-based) under the Company’s Annual Incentive Compensation Plan. The Committee continues to believe that the mission-based goals set for each of the Company’s named executive officers are integral toward achieving key business objectives and contribute to the growth of the Company. The Committee discussed whether earnings per share (“EPS”) continues to be an appropriate target for measuring achievement of financial-based goals. The Committee discussed a variety of financial metrics and determined that adjusted net income (as disclosed in the fourth quarter earnings release filed with the Securities & Exchange Commission following year-end), would be an appropriate metric for aligning the management team’s financial-based goals with the Company’s success for 2020. Unfortunately, the impact of COVID-19 (coronavirus) on our business is increasingly negative and could require a future review of 2020 targets for reasonableness.

LONG TERM EQUITY INCENTIVE COMPENSATION

Design

To align the compensation of our named executive officers with the attainment of our business goals and an increase in stockholder value, we award long-term equity incentive grants to our named executive officers as part of our total compensation package. These awards have been made pursuant to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan (the “LTIP”).

We believe that restricted stock, subject to time-based vesting requirements, appropriately aligns management’s interests with those of our Company and our stockholders, while helping to motivate and retain key members of our management team. Additionally, in 2019, after extensive discussions between the Compensation Committee and the compensation consultant, the Compensation Committee determined that the annual equity awards made to certain executive officers should include a performance-based award component. Accordingly, 25% of each NEO’s equity compensation under the LTIP will be subject to performance-based criteria by granting performance shares. These performance shares were granted at the recommendation of our compensation consultant in order to better align our incentive compensation with the incentive compensation of our peers.

When determining the size of the awards, we typically consider amounts that would provide our named executive officers with long-term incentive opportunities that, when performance is above target, results in pay above the median of our peer companies. We then take into account individual performance, the position and value of the named executive officer to our Company, experience and length of service to us, our desire to incentivize the officer to remain with our Company, and the amount of equity previously awarded to the officer.

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Restricted Stock Awards

Vesting of equity-based awards are intended to facilitate retention, and the restricted stock shares vest over a five-year period with the restrictions relating to the awards lapsing 40% after two years and 20% in each year thereafter. Since 2008, our vesting provisions have been based on the passage of time. Under the terms of the current restricted stock award agreements, in the event of death or disability of any employee with unvested awards, all granted but unvested restricted stock awards will automatically vest.

In addition, in the event of a “qualified retirement,” which is a retirement after a minimum of ten years of service with our Company and the executive attaining the age of 63, upon satisfaction of a two year non-compete and certain non-disclosure covenants, all unvested shares of restricted stock or restricted stock units (granted in prior years) held by the named executive officer as of his retirement date will vest. Provided, however, that beginning with the awards granted in 2018, any restricted stock granted to the executive must have been received at least six months prior to his notification of his intent to terminate his employment due to Qualified Retirement, and at least six months prior to the effective retirement date to be eligible for vesting as provided above.

Performance Share Awards

We designed 50% of the performance shares or 12.5% (50% x 25%) of the total annual equity-based grant, to be based on Group 1’s return on invested capital (“ROIC”), and 50% of the performance shares of the equity award or 12.5% of the total annual equity-based grant to be based on the Company’s total shareholder return (“TSR”) relative to a group of five domestic automotive retailers. The performance period is two fiscal years (2019 and 2020) but the vesting period for the performance shares is three years. The Committee will certify performance at the February 2021 meeting following the end of the two-year performance period, and any awards that became eligible to vest as a result of performance will remain subject to a time-based vesting requirement until year-end. Full vesting of any performance shares earned will vest December 31, 2021.

The 2019 awards were generally designed to vest from 0% to 200% of the target award granted, based on performance. However, the awards were also granted with a supplemental cap on the maximum value, rather than number of shares, that could become settled with respect to the award. Notwithstanding the performance levels actually achieved during the performance period, the maximum fair market value of the shares (or restricted stock, as further described below) that may be issued with respect to the performance share award may not exceed four times the fair market value of the target number of shares originally granted to the named executive officer (the “Maximum Value”). The Maximum Value is calculated separately with respect to each half of the award that is subject to a separate performance measure. If the fair market value of the number of shares (or restricted stock, as applicable) exceed that Maximum Value with respect to one or both halves of the award, the shares will be reduced to a number of whole shares that is equal to or less than the Maximum Value relating to that half of the award.

The performance share agreements under the LTIP for our named executive officers provides that upon a named executive officer’s termination due to death or disability, the performance shares will pay out following the performance period based on actual performance. If a named executive officer’s employment is terminated due to a planned retirement (generally defined as a mutually agreed upon retirement by the officer and the Company), the performance shares will convert to time-based restricted stock awards that will continue to vest, subject to the officer’s compliance with applicable restrictive covenants, until the second anniversary of the named executive officer’s termination of employment. Such a conversion will occur based on the actual performance achieved during the performance period. All other terminations of employment will result in a forfeiture of the performance shares without payment.

2019 Awards

In February 2019, the Committee reviewed the tally sheets and the competitive analysis prepared by PM&P to determine how each named executive officer’s base and total compensation compared to their peers and in order to assess all elements of each executive’s pay relative to total compensation. The Committee also considered each executive’s current equity position for purposes of reward and retention and considered other factors, such as size of previous awards, contribution to corporate results, leadership and Company performance during the year when making the decision as to the size of the equity award for each named executive officer. Based on the analysis and review described above, on February 19, 2019, the Committee granted the following restricted stock and performance share awards to the named executive officers:

	2019 Long Term Equity Incentive Compensation
Named Executive Officer	Restricted Stock Awards (#)	Value ($)	Performance Share Awards (#)	Value ($)
Earl J. Hesterberg	43,860	2,700,022	14,620	900,007
Daryl A. Kenningham	13,670	841,525	4,556	280,467
John C. Rickel	11,696	720,006	3,899	240,022
Frank Grese, Jr.	8,333	512,979	2,778	171,014
Peter C. DeLongchamps	7,895	486,016	2,631	161,964

For more information on the 2019 equity awards, please see the section entitled “Executive Compensation — Grants of Plan Based Awards in 2019.”

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Compensation Changes for Fiscal 2020

The Committee made no material changes to our long-term incentive compensation strategy for fiscal 2020.

401(K) PLAN

We maintain the Group 1 Automotive, Inc. 401(k) Savings Plan (the “401(k) Savings Plan”) to assist eligible employees in providing for their retirement. Matching contributions may be in the form of cash or shares of our common stock or a combination of both, as determined by the Committee. All of our matches have been in cash for all employees. Amounts that we contributed to each named executive officer’s 401(k) Savings Plan account are disclosed within the Summary Compensation Table. Effective April 1, 2020, the Committee suspended matching contributions for the foreseeable future for all plan participants due to the recent economic and operational concerns over the anticipated negative implications of the COVID-19 (coronavirus) outbreak.

EMPLOYEE STOCK PURCHASE PLAN

Generally, under the Group 1 Automotive, Inc. Employee Stock Purchase Plan, all employees, including our named executive officers, are offered the opportunity to purchase up to $25,000 annually of our common stock at a 15% discount to market, provided that the maximum number of shares that may be purchased by an employee shall not exceed 3,000 shares of common stock per quarter. This is an additional equity incentive we offer to all of our employees to further promote their interest in enhancing stockholder value. These shares may not be sold by the employee for a minimum of six months following purchase.

DEFERRED COMPENSATION PLAN

The Group 1 Automotive, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) is designed as a retention tool for our corporate and regional officers, dealership general managers, other key employees and non-employee directors. It allows participants the opportunity to accumulate additional savings for retirement on a tax-deferred basis. Participants can choose from various defined investment options in which the deferred compensation is notionally invested. One investment option is a declared interest rate which was set by the Committee at 8.0% for 2019. Pursuant to the Deferred Compensation Plan, certain corporate officers, including our named executive officers, may defer up to 50% of their base salary and up to 100% of their incentive compensation, and we may make contributions to the participants’ accounts. For a more detailed discussion of the Deferred Compensation Plan, please see the section entitled “Executive Compensation — Nonqualified Deferred Compensation.”

OTHER BENEFITS

Health and Welfare Benefits

Our named executive officers are eligible to participate in our standard medical, dental, vision, disability insurance and life insurance plans to meet their health and welfare needs. These benefits are provided so as to assure that we are able to maintain a competitive position in terms of attracting and retaining executive officers and other employees. This is a fixed component of compensation and the benefits are provided on a non-discriminatory basis to all of our full-time employees.

Vehicle Allowance

Under his employment agreement, our Chief Executive Officer is provided with two vehicles for his use. Our President, U.S. and Brazilian Operations receives the use of two vehicles. Our Senior Vice President and Chief Financial Officer, our Senior Vice President, Human Resources, Training and Operations Support and our Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs, as well as our other Senior Vice Presidents, receive a vehicle allowance of $15,000 per year and the use of one vehicle. Vice Presidents are provided with a vehicle allowance of $11,300 per year, or a vehicle, and in certain limited cases, both.

Other Perquisites and Personal Benefits

We provide certain named executive officers with perquisites and other personal benefits that the Committee believes are reasonable and consistent with our overall compensation programs and philosophy. These benefits are provided in order to enable us to attract and retain these executives. For example, we pay for club membership privileges that are used primarily for business but also for occasional personal purposes by our Chief Executive Officer, Mr. Hesterberg. In addition, we own a fractional interest in an aircraft which is primarily used for business purposes. However, we make a portion of our time available to Mr. Hesterberg for personal use during the year. In 2019, Mr. Hesterberg was allowed a maximum of 40 flight hours for personal use; however, his actual personal usage was 29.1 hours. Mr. Hesterberg reimburses us for his personal use based on the published standard industry fare level valuation method. We provide this benefit to Mr. Hesterberg because it optimizes the use of his time and is consistent with similar benefits provided by our Peer Companies. In 2020, the Committee approved 20 hours for personal use during the year for Mr. Kenningham. Mr. Kenningham will also reimburse us for his personal use based on the published standard industry fare level valuation method.

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Employment Agreements, Severance Benefits and Change in Control Provisions

We maintain employment and other compensatory agreements with certain named executive officers to ensure they will perform their roles for an extended period of time. Certain provisions contained in these agreements, such as non-competition and non-solicitation provisions, as well as change in control payments, are essential to retaining our talent and protecting our stockholders. We believe that it is appropriate to compensate individuals to refrain from working with competitors following termination, and that compensation enhances the enforceability of such agreements. These agreements and our severance terminology are described in more detail elsewhere in this proxy statement.

Please read “Executive Compensation — Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Employment, Incentive Compensation and Non-Compete Agreements.” These agreements provide for severance compensation to be paid if the officer’s employment is terminated under certain conditions, such as following a corporate change, involuntary termination, termination by us for “cause,” death or disability, each as defined in the applicable executive’s agreement. The employment and other compensatory agreements between our Company and our named executive officers and the related severance provisions are designed to meet the following objectives:

CORPORATE CHANGE

In certain limited scenarios, the potential for merger or being acquired may be in the best interests of our stockholders. As a result, we provide severance compensation to certain named executive officers if the officer’s employment is terminated following a corporate change transaction. Our intent is to promote the ability of the officer to act in the best interests of our stockholders even though his or her employment could be terminated as a result of the transaction. However, as previously discussed, we do not provide any excise tax gross-ups to any of our named executive officers.

TERMINATION WITHOUT CAUSE

If we terminate the employment of certain named executive officers “without cause” as defined in the applicable agreement, we are obligated to pay the officer certain compensation and other benefits as described in greater detail in “Executive Compensation - Potential Payments Upon Termination or Change in Control.” We believe these payments are appropriate because the terminated officer is bound by confidentiality, non-solicitation and non-compete provisions ranging from one to two years after termination. Both parties have mutually agreed to a severance package that would be in place prior to any termination event. This provides us with more flexibility to make a change in senior management if such a change is in the best interests of our Company and its stockholders.

Hedging and Pledging Prohibitions

Our Directors and named executive officers, in addition to any of our employees or their designees, are prohibited from engaging in “short sales” of our stock or otherwise hedging the risk of ownership of our stock. Hedging is generally defined as purchasing a financial instrument that does, or is intended to, hedge or offset any decrease in the market value of our stock, regardless of the manner in which those individuals hold that stock (i.e., as an award from our LTIP, a gift, or from a direct purchase of the stock in the open market). We have also adopted a policy that prohibits our directors and officers from pledging their Company stock, or engaging in any other transaction that has the effect of using Group 1 securities as collateral.

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Policy on Payment or Recoupment of Performance-Based Cash Bonuses and Performance-Based Stock Bonuses in the Event of Certain Restatements

The Committee has adopted a policy on payment or recoupment (or “clawback”) of performance-based cash bonuses and performance-based stock bonuses in the event of certain restatements, excluding those required by a change in generally accepted accounting principles, which provides that we will require the payment or reimbursement (to the extent permitted by governing law) of all or a portion of any performance-based cash or performance-based stock bonus where: (a) the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a material restatement and (b) a higher or lower payment would have been made to the employee based upon the restated financial results. In each of these instances, we will, to the extent practicable: (a) either make a payment of, or seek to recover, the cash amount by which the individual employee’s annual performance-based bonus was recalculated based on the restated financial results; provided that we will not pay or seek to recover bonuses paid more than three years prior to the date the applicable restatement is disclosed; (b) cause the award or cancellation of any performance-based stock awards; and (c) seek reimbursement of any unearned gains realized on the vesting of performance-based stock attributable to such awards.

Stock Ownership Guidelines

Our Board has adopted Stock Ownership Guidelines that apply to our named executive officers, as well as other officers within our Company. The guidelines require our named executive officers to maintain a minimum number of shares of our common stock while they are employed by us. The guidelines reinforce the importance of aligning the longer-term interests of our named executive officers with the interests of our stockholders and are expressed in terms of the dollar value of their equity holdings as a multiple of each named executive officer’s base salary.

The dollar value of stock ownership is based on base salary times a multiple divided by the previous 36-month average stock price as calculated on December 31st of each year. Unvested restricted stock awards or restricted stock units are counted towards each named executive officer’s ownership requirement. Unvested performance shares are not considered in this calculation. Stock ownership levels should be achieved by each officer within five years of the adoption of these guidelines, or within five years of the individual’s appointment as an officer. Each of our named executive officers was in compliance with current guidelines on December 31, 2019, as indicated below:

*	Includes 27,282 shares held by the Hesterberg Management Trust, for which Mr. Hesterberg and his spouse are co-trustees, 65,517 shares of common stock held in gift trusts for the benefit of Mr. Hesterberg’s children, for which he serves as Trustee, 9,953 shares held by Mr. Hesterberg’s spouse, and 65,517 shares held by the 2019 Family Trust for which Mr. Hesterberg’s spouse serves as Trustee.

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Tax Deductions for Compensation

In conducting our executive compensation programs, prior to 2018 the Committee considered the effects of Section 162(m) of the Internal Revenue Code (the “Code”), which denied publicly held companies a tax deduction for annual compensation in excess of $1 million paid to certain covered employees unless their compensation was based on performance criteria. Section 162(m) of the Code was modified in connection with the Tax Cuts and Jobs Act, and beginning with the 2018 calendar year there is no longer an exception for performance-based compensation arrangements that are not deemed to be grandfathered pursuant to the Tax Cuts and Jobs Act, therefore Section 162(m) of the Code did not have an impact on the compensation decisions that the Committee made in 2019. The Committee retains the ability to evaluate the performance of our named executive officers and to pay appropriate compensation, even if some of it may be non-deductible, to ensure competitive levels of total compensation is paid to certain individuals.

Risk Assessment

We have reviewed our compensation policies and practices for all employees, including our named executive officers, and determined that our compensation programs are not reasonably likely to cause behaviors that would have a material adverse effect on our Company. Moreover, we believe that several design features of our compensation programs and policies reduce the likelihood of excessive risk-taking:

The program design provides a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics.
Annual and long-term incentive payouts are capped at industry standard levels.
We currently do not grant stock options.
The Compensation Committee has discretion over incentive program payouts.
The compensation recovery policy (which extends to all employees participating in the incentive plan) allows our Company to “claw back” payments made using materially inaccurate financial results.
Our named executive officers are subject to robust stock ownership guidelines.
Compliance and ethical behaviors are integral factors considered in all performance assessments.
We set the proper ethical and moral expectations through our policies, values and procedures and provide various mechanisms for reporting issues.
We maintain an evaluation program, including periodic reviews and audits of our dealership sales and finance departments, which enables us to verify that our compensation policies and practices are aligned with expectations.
A cap is placed on the number of shares of common stock that may be awarded to an individual in any calendar year.

We believe that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Report of the Compensation Committee

During the last fiscal year, and this year in preparation for the filing of this proxy statement with the SEC, the Committee:

•	reviewed and discussed the disclosure set forth under the heading “2019 Compensation Discussion and Analysis” with management; and
•	based on the reviews and discussions referred to above, recommended to the Board of Directors that the disclosure set forth under the heading “2019 Compensation Discussion and Analysis” be included in this proxy statement and incorporated by reference into Group 1 Automotive, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Respectfully submitted by the Compensation Committee of the Board of Directors,

Max P. Watson, Jr. (Chairman)

John L. Adams

Stephen D. Quinn

Anne Taylor

MaryAnn Wright

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Executive Compensation

2019 Summary Compensation Table

The following table summarizes, with respect to our named executive officers, information relating to the compensation granted or earned for services rendered in all capacities during 2019, 2018 and 2017. Our named executive officers consist of five senior corporate officers, including our Chief Executive Officer and our Chief Financial Officer.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
Earl J. Hesterberg President and Chief Executive Officer	2019	1,150,000	3,600,029	2,127,500	361,583	685,290	7,924,402
	2018	1,150,000	3,599,959	1,437,500	337,607	378,588	6,903,654
	2017	1,100,000	1,999,966	485,833	322,320	203,550	4,111,669
Daryl A. Kenningham President, U.S. and Brazilian Operations	2019	655,200	1,121,992	982,800	164,068	177,153	3,101,213
	2018	624,000	987,935	780,000	181,560	26,745	2,600,240
	2017	533,333	962,312	645,296	169,653	31,310	2,341,904
John C. Rickel Senior Vice President and Chief Financial Officer	2019	629,700	960,028	724,155	360,087	26,294	2,700,264
	2018	599,700	873,943	689,655	395,460	26,210	2,584,968
	2017	583,500	845,799	389,000	379,516	25,338	2,223,153
Frank Grese, Jr. Senior Vice President, Human Resources, Training and Operations Support	2019	595,400	683,993	684,710	197,769	33,618	2,195,490
	2018	572,500	683,955	658,375	193,206	31,914	2,139,950
	2017	540,000	589,235	346,500	170,839	33,171	1,679,745
Peter C. DeLongchamps Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs	2019	492,650	647,980	566,548	77,961	24,489	1,809,628
	2018	478,300	645,958	550,045	82,345	24,952	1,781,600
	2017	456,300	651,610	182,520	82,239	22,418	1,395,087
(1)	The amounts in the “Stock Awards” column reflects the required accounting expense for the restricted stock and performance share awards and do not correspond to the actual value that may be recognized by our named executive officers. These amounts represent the grant date fair value of awards computed in accordance with FASB ASC Topic 718 in connection with awards granted under the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan. Assumptions made in the calculation of these amounts in fiscal years 2017, 2018 and 2019 are included in Note 4 to the audited financial statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, respectively. Certain of these awards have no intrinsic value to the recipient until the performance or vesting schedule is met. For example: as of December 31, 2019, our named executive officers had not realized any value from their 2019 restricted stock awards because vesting will not begin until 2021, when forfeiture restrictions will lapse as to 40% of the awards. Forfeiture restrictions will lapse as to the remaining 60% of the 2019 awards in 20% increments in 2022, 2023 and 2024. Regarding performance share awards granted in 2019, assuming performance is satisfied, they are scheduled to vest on December 31, 2020 and vested shares will be released on December 31, 2021. With respect to the one-half portion of the performance share awards that are based on “performance conditions” for accounting purposes (as opposed to “market conditions”), if we assumed that the probable accounting value was based on the maximum payout for the awards, the grant date values would have been as follows: Mr. Hesterberg, $450,004; Mr. Kenningham, $140,234; Mr. Rickel, $120,011; Mr. Grese, $85,507; and Mr. DeLongchamps, $80,982. Vesting schedules for equity awards can be found in the footnotes to the “Outstanding Equity Awards as of December 31, 2019” table.
(2)	Annual cash incentive awards based upon the achievement of financial and mission-based goals. This is discussed further under “2019 Compensation Discussion and Analysis — Annual Incentive Compensation Plan”.
(3)	Amounts reflect above-market earnings on the Deferred Compensation Plan. Amounts are reflective of earnings in excess of 120% of the applicable federal long-term rate, with compounding, of 3.91%. We do not offer a pension plan.
(4)	The following table contains a breakdown of the compensation and benefits included under “All Other Compensation” for 2019:

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Name	Year	401(k) Savings Plan Matching Contribution ($)	Automobile Allowance ($)	Use of Demonstrator Vehicle(a) ($)	Airplane Use(b) ($)	Club Membership and Dues ($)	Total ($)
Earl J. Hesterberg	2019	8,400	—	26,290	638,259	12,341	685,290
Daryl A. Kenningham	2019	8,127	—	21,450	147,576	—	177,153
John C. Rickel	2019	8,400	15,000	2,894	—	—	26,294
Frank Grese, Jr.	2019	7,019	15,000	11,599	—	—	33,618
Peter C. DeLongchamps	2019	8,002	15,000	1,487	—	—	24,489
(a)	Represents the incremental cost for personal use of one or more Company demonstrator vehicles. The incremental cost is determined by multiplying the annual lease value of the vehicle by the percentage of personal use, which we track through travel logs.
(b)	While we do not have formal arrangements regarding airplane use with our named executive officers other than Messrs. Hesterberg and Kenningham, in the event that the executives or their family members make use of the airplane they will reimburse us for their personal costs. Amounts within this column represents the incremental cost to us of providing this benefit, which is generally the difference between the amount paid by the executive for the use of our leased airplane under the standard industry fare level (“SIFL”) method and the lease cost to us for such use.

Grants of Plan-Based Awards in 2019

The following table provides information concerning each grant of an award made to our named executive officers under our annual incentive compensation plan and 2014 Long Term Incentive Plan during 2019:

		Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Awards ($)
Earl J. Hesterberg	—	—	1,150,000	2,300,000	—	—	—	—	—
	02/19/2019	—	—	—	—	—	—	43,860	2,700,022
	02/19/2019	—	—	—	7,310	14,620	29,240	—	900,007
Daryl A. Kenningham	—	—	655,200	982,800	—	—	—	—	—
	02/19/2019	—	—	—	—	—	—	13,670	841,525
	02/19/2019	—	—	—	2,278	4,556	9,112	—	280,467
John C. Rickel	—	—	524,750	724,155	—	—	—	—	—
	02/19/2019	—	—	—	—	—	—	11,696	720,006
	02/19/2019	—	—	—	1,950	3,899	7,798	—	240,022
Frank Grese, Jr.	—	—	496,166	684,710	—	—	—	—	—
	02/19/2019	—	—	—	—	—	—	8,333	512,979
	02/19/2019	—	—	—	1,389	2,778	5,556	—	171,014
Peter C. DeLongchamps	—	—	410,542	566,548	—	—	—	—	—
	02/19/2019	—	—	—	—	—	—	7,895	486,016
	02/19/2019	—	—	—	1,316	2,631	5,262	—	161,964
(1)	Estimated possible payouts under the 2019 annual incentive compensation plan. The “Threshold” column shows dashes because the ultimate value of the annual incentive compensation payouts could be reduced to effectively zero. The amounts shown in the “Target” and “Maximum” columns assume achievement of 100% of the mission-based goals for each named executive officer. See the “Non-Equity Incentive Plan Compensation” column of the 2019 Summary Compensation Table for actual amounts paid to named executive officers under the annual incentive compensation plan for 2019 and “2019 Compensation Discussion and Analysis — Annual Incentive Compensation Plan” beginning on page 51 of this proxy statement for a description of the annual incentive compensation plan and how the payouts were determined.
(2)	These columns reflect the threshold, target and maximum numbers of performance share units granted in 2019. The “Threshold” column reflects 50% of the target award; the “Target” column reflects 100% of the target award; and the “Maximum” column reflects 200% of the target number of the award, as this is the number of shares that could be earned based solely on the performance levels achieved. However, the awards were designed with a Maximum Value, a supplemental maximum payout formula that is described further within the Compensation Discussion and Analysis above. This Maximum Value could potentially alter the number of shares of underlying common stock that could become payable pursuant to the award under any of the performance levels.

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The following is a discussion of material factors we believe are necessary to an understanding of the information disclosed in the Summary Compensation Table and the Grants of Plan-Based Awards Table for 2019.

EMPLOYMENT, INCENTIVE COMPENSATION AND NON-COMPETE AGREEMENTS

Earl J. Hesterberg

Effective May 19, 2015, we entered into an employment agreement with Mr. Hesterberg. On May 17, 2018, we entered into an amendment to employment agreement with Mr. Hesterberg. Under the terms of the employment agreement, as amended, the employment agreement was extended for a one-year term, and continuing through May 19, 2019, unless earlier terminated as provided therein. Following May 19, 2019, the agreement will continue until terminated by either Group 1 or Mr. Hesterberg upon delivery of written notice of termination no later than six months prior to the date of termination set forth in such notice. Provisions of Mr. Hesterberg’s employment agreement, as amended, related to termination and change in control are discussed in “Potential Payments upon Termination or Change in Control” beginning on page 65 of this proxy statement.

John C. Rickel

Effective January 1, 2009, we entered into an employment agreement with Mr. Rickel. Subject to the terms and conditions of the agreement, we agreed to employ Mr. Rickel through December 31, 2010. Mr. Rickel’s employment agreement automatically renews for successive one-year periods unless either party prior to the expiration of the term provides 60 days prior written notice of termination to the other party. Provisions of Mr. Rickel’s employment agreement related to termination and change in control are discussed in “Potential Payments upon Termination or Change in Control” beginning on page 65 of this proxy statement.

Additional Information

Messrs. Hesterberg, Kenningham, Rickel, Grese and DeLongchamps are also entitled to participate, on the same basis generally as our other employees, in all general employee benefit plans and programs that are made available to all or substantially all of our employees. In addition, Messrs. Hesterberg and Kenningham are entitled to the use of two demonstrator vehicles of their choice, and Messrs. Rickel, Grese and DeLongchamps are each entitled to one demonstrator vehicle of their choice and a vehicle allowance totaling $1,250 per month.

All incentive compensation awards payable to Messrs. Hesterberg and Rickel will be determined by the Committee in its sole discretion in accordance with the terms of our annual incentive compensation program, and all payments pursuant to this program shall be made on or before March 15th of the year following the year of service to which the incentive compensation relates.

We have not entered into an employment or non-compete agreement with Mr. Kenningham, Mr. Grese or Mr. DeLongchamps. However, the equity-based compensation awards granted to our named executive officers could receive accelerated vesting in connection with certain qualifying terminations or change in control events. Please see the section below titled “Potential Payments upon Termination or Change in Control” beginning on page 65 of this proxy statement for more detailed information on our outstanding equity awards.

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Outstanding Equity Awards at December 31, 2019

The following table provides information concerning restricted stock awards and performance share awards for our named executive officers. As of December 31, 2019, none of our named executive officers held any stock options.

	Restricted Stock Awards(1)			Performance Share Awards(3)
					Equity Incentive
				Equity Incentive	Plan Awards:
				Plan Awards:	Market Value
			Market Value	Number of	of Unearned
			of Shares or	Unearned Shares	Shares or
		Number of Shares or	Units of Stock	or Units of Stock	Units of Stock
		Units of Stock That	That Have Not	That Have Not	That Have Not
		Have Not Vested	Vested(2)	Vested	Vested(2)
Name	Grant Date	(#)	($)	(#)	($)
Earl J. Hesterberg	02/24/2015	7,000	700,000	—	—
	02/17/2016	14,000	1,400,000	—	—
	03/01/2017	15,264	1,526,400	—	—
	02/20/2018	47,371	4,737,100	—	—
	02/19/2019	43,860	4,386,000	14,620	1,462,000
Daryl A. Kenningham	02/24/2015	1,600	160,000	—	—
	02/17/2016	3,200	320,000	—	—
	02/28/2017	7,359	735,900	—	—
	02/20/2018	13,000	1,300,000	—	—
	02/19/2019	13,670	1,367,000	4,556	455,600
John C. Rickel	02/24/2015	2,886	288,600	—	—
	02/17/2016	5,772	577,200	—	—
	02/28/2017	6,468	646,800	—	—
	02/20/2018	11,500	1,150,000	—	—
	02/19/2019	11,696	1,169,600	3,899	389,900
Frank Grese, Jr.	02/24/2015	1,600	160,000	—	—
	02/17/2016	3,200	320,000	—	—
	02/28/2017	4,506	450,600	—	—
	02/20/2018	9,000	900,000	—	—
	02/19/2019	8,333	833,300	2,778	277,800
Peter C. DeLongchamps	02/24/2015	1,924	192,400	—	—
	02/17/2016	4,000	400,000	—	—
	02/28/2017	4,983	498,300	—	—
	02/20/2018	8,500	850,000	—	—
	02/19/2019	7,895	789,500	2,631	263,100
(1)	Forfeiture restrictions on our restricted stock awards lapse over a five-year period: 40% of the award on the second anniversary of the grant date, and 20% on the third, fourth and fifth anniversaries of the grant date, respectively.
(2)	Calculated using value of our common stock at close of market on December 31, 2019 (the last trading day of the 2019 year) of $100.00.
(3)	Performance shares are earned with respect to measures over a designated performance period, as described in more detail within the Compensation Discussion and Analysis section above. Regarding the February 19, 2019 award, the performance period begins on January 1, 2019 and ends on December 31, 2020. The vesting date is December 31, 2021.

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2019 Stock Vested

The following table provides information relating to the vesting of restricted stock during 2019 on an aggregated basis for each of our named executive officers. Our named executive officers currently do not hold stock options and our performance shares were not eligible to vest in 2019.

	Stock Awards
	Number of Shares
	Acquired on	Value Realized
	Vesting(1)	on Vesting(2)
Name	(#)	($)
Earl J. Hesterberg	33,176	2,072,809
Daryl A. Kenningham	9,106	566,161
John C. Rickel	13,184	821,337
Frank Grese, Jr.	7,804	485,969
Peter C. DeLongchamps	9,446	588,466
(1)	Represents the gross number of shares acquired upon vesting of restricted stock, without taking into account any shares withheld to satisfy applicable tax obligations.
(2)	Represents the value of the vested restricted stock, calculated by multiplying (a) the number of vested shares of restricted stock by (b) the average of the high and low sales prices of our common stock on the vesting date, which is how we calculate market value for purposes of this table.

Nonqualified Deferred Compensation

The following table sets forth our named executive officers’ information regarding the Deferred Compensation Plan, including, with respect to each officer: (1) the aggregate contributions made by the officer, (2) the employer contribution, (3) the aggregate interest or other earnings accrued, and (4) the total balance of the officer’s account.

	Executive	Employer Match	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Balance
	in Last FY(1)	in Last FY(2)	in Last FY(3)	at Last FYE(4)
Name	($)	($)	($)	($)
Earl J. Hesterberg	1,489,250	—	679,813	9,053,776
Daryl A. Kenningham	—	—	322,140	4,203,828
John C. Rickel	125,940	—	707,114	9,286,635
Frank Grese, Jr.	—	—	378,777	4,995,277
Peter C. DeLongchamps	14,779	—	151,597	1,993,956
(1)	Reported as compensation to the named executive officer in the Summary Compensation Table for 2019, (including any non-equity incentive plan compensation earned during 2019, but paid in 2020).
(2)	Represents portion of Company 401(k) savings plan matching contributions that could not be contributed into the 401(k) savings plan for the individuals due to Code restrictions. The 401(k) Savings Plan matching contributions are reported as “All Other Compensation” in the Summary Compensation Table for 2019.
(3)	The following portions of the aggregate earnings in the last fiscal year were reported in the 2019 “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the 2019 Summary Compensation Table because they were above-market earnings: Mr. Hesterberg ($361,583), Mr. Kenningham ($164,068), Mr. Rickel ($360,087), Mr. Grese ($197,767), and Mr. DeLongchamps ($77,961).

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(4)	The following portions of the aggregate balance amounts for each of the following named executive officers were reported as compensation to the officer in the Summary Compensation Table in previous years:

	Earl J.	Daryl A.	John C.	Frank	Peter C.
	Hesterberg	Kenningham	Rickel	Grese, Jr.	DeLongchamps
	($)	($)	($)	($)	($)
2018	1,150,000	—	—	615,438	69,354
2017	340,083	451,707	466,814	443,250	13,689
2016	847,000	—	904,425	321,300	82,134
2015	924,000	—	636,015	—	82,134
2014	375,000	—	560,835	—	86,450
2013	66,667	—	385,000	—	44,400
2012	125,000	—	215,938	—	62,550
2011	100,000	—	462,000	—	25,120
2010	—	—	465,750	—	—
2009	500,000	—	561,630	—	—
2008	37,159	—	11,300	—	—
2007	39,509	—	7,852	—	—
2006	25,465	—	1,235	—	—
2005	12,019	—	—	—	—

Pursuant to the Deferred Compensation Plan, certain corporate officers, including named executive officers, may defer up to 50% of their base salary and up to 100% of their incentive compensation. Deferral elections are to be made no later than the last day of the calendar year immediately preceding the calendar year in which such compensation is earned. At the plan administrative committee’s discretion, deferral elections with respect to certain performance-based compensation may be made not later than six months prior to the end of the performance period in which such compensation is earned. In addition, for each calendar year, we contribute an amount on behalf of each executive equal to the amount of the employer match the executive forfeited under the 401(k) Savings Plan in order for the 401(k) Savings Plan to comply with the nondiscrimination requirements of the Internal Revenue Code. Currently, 100% of each named executive officer’s account is vested. We may also make discretionary credits to an officer’s account from time to time, which credits will be subject to a vesting schedule established by us at the time of such credit. We did not make any discretionary contribution credits during the 2018 or 2019 year. If no vesting schedule is established, the officer will be vested in a percentage of the discretionary employer deferral equal to the officer’s vested interest in his “employer contribution account” under the 401(k) Savings Plan. If we undergo a corporate change, the officer will become fully vested in his account under the Deferred Compensation Plan.

Benefits under the Deferred Compensation Plan will be paid no earlier than upon the executive’s termination of service, or, upon a certain date elected by the officer. Benefits will be paid, at the participant’s election, in a lump sum or in annual installments, although all distributions will be paid in cash. Payments upon an executive’s termination of service may be delayed for six months to the extent necessary to comply with the requirements of Section 409A of the Internal Revenue Code. Except in the event of unforeseeable financial emergencies, in-service withdrawals are generally not permitted in the Deferred Compensation Plan, although the necessary portion of a participant’s vested account balance may be distributed in order to satisfy certain employment, federal or state taxes. An unforeseeable financial emergency shall allow a participant to access vested funds in his accounts upon the occurrence of: (1) a severe financial hardship of the participant that results from an illness or accident of the participant, or the participant’s beneficiary, spouse or dependent; (2) loss of the participant’s or the beneficiary’s property due to casualty; or (3) a similar extraordinary and unforeseeable circumstance as described in Section 409A of the Internal Revenue Code arising as a result of events beyond the participant’s control.

Deferred amounts will be deemed to be notionally invested in such fund as the participants shall designate. Most of the funds are also available in the Group 1 401(k) Savings Plan except for the Group 1 Guaranteed Crediting Rate investment option which is the default investment option and only available in the Deferred Compensation Plan. The Group 1 Guaranteed Crediting Rate investment option is a declared interest rate, which is set by the Committee annually. The deferred interest rate for 2019 was set at 8.0%. Effective April 1, 2020, the committee reduced the declared interest rate for the foreseeable future from 8.0% to 3.0% due to the recent economic and operational concerns over the anticipated negative implications of the COVID-19 (coronavirus) outbreak.

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Potential Payments upon Termination or Change in Control

We believe providing certain senior corporate officers with severance payments and accelerated vesting of equity awards in certain circumstances are important retention tools. In addition, we believe that providing for double-trigger payments and equity award vesting to certain key executives in connection with a change in corporate control helps maximize stockholder value by encouraging our executives to objectively review any proposed transaction, whether or not that executive will continue to be employed. Executive officers at other companies in the general market against which we compete for executive talent commonly have equity compensation plans that provide for accelerated vesting upon a corporate change and post-termination payments, and we have consistently provided this benefit to certain senior corporate officers in order to remain competitive in attracting and retaining skilled professionals.

The discussion below discloses the amount of compensation and/ or other benefits that would be payable to each of our named executive officers in the event of termination of their employment under the following scenarios: death, disability, with and without cause, for certain constructive termination events, and following a corporate change. All potential payments to the named executive officers upon termination of their employment or upon a corporate change that could have occurred on December 31, 2019 are governed by the 2014 Long Term Incentive Plan and the 2007 Long Term Incentive Plan pursuant to which various equity incentive awards were issued and, with respect to Messrs. Hesterberg and Rickel, the terms of employment agreements as described below. None of our named executive officers is entitled to an excise tax gross-up payment. For additional information regarding the employment agreements, see “2019 Compensation Discussion and Analysis — Employment Agreements, Severance Benefits and Change in Control Provisions.”

EMPLOYMENT AGREEMENTS

We maintained employment agreements with Messrs. Hesterberg and Rickel during 2019. Each agreement provides that in the event the executive is terminated due to an Involuntary Termination or the executive terminates his employment following a Constructive Termination Event, the executive will be entitled to the following:

•	a lump sum payment equal to the executive’s base salary divided by 12 and multiplied by a severance multiplier. The “severance multiplier” in the case of Mr. Hesterberg or Mr. Rickel, is the greater of 12 months or the remaining months in the term of the employment agreement. The payment will be made on the first day of the seventh month following the termination of employment;
•	a pro rata bonus calculated in accordance with our Annual Incentive Compensation Plan, paid in a single lump sum payment at the later of (1) the first day of the seventh month following the executive’s separation from service, or (2) March 15th of the year following the release of earnings for the year in which the separation of service occurred;
•	immediate vesting of all unvested restricted stock awards or stock options, which will be exercisable as if the executive had continued to be employed by us for the full term of his employment agreement; and
•	the use of a demonstrator vehicle for a period of six months.

In the event that the executive terminates employment following an involuntary reduction of his salary or incentive compensation targets within six months after a Corporate Change, the executive will be entitled to the same payments and benefits as described in the first three bullets above, except the severance multiplier will be 30 months. Each agreement further provides that if the executive’s employment is terminated due to Death or Disability, then the executive is entitled to:

•	his pro rata salary through the date of such termination and a pro rata bonus (based on his termination date), calculated in accordance with our Annual Incentive Compensation Plan, paid in a single lump sum payment at the later of (1) the first day of the seventh month following the executive’s separation from service, or (2) March 15th of the year following the release of earnings for the year in which the separation of service occurred;
•	immediate vesting of all unvested restricted stock awards or stock options, which will be exercisable as if the executive had continued to be employed by us for the full term of his employment agreement; and
•	in the case of Disability, the use of a demonstrator vehicle for a period of six months, or in the event of the executive’s Death, for Messrs. Hesterberg and Rickel, the use of the vehicle would go to the surviving spouse, if any, for a period of twelve months.

Mr. Hesterberg’s agreement also provides that if he resigns at any time after May 18, 2018, all unvested equity awards held by Mr. Hesterberg will vest upon satisfaction of certain post-termination employment obligations set forth in his non-compete agreement (discussed below); provided, however, that beginning with the awards granted in 2018, any restricted stock awarded to the executive must have been granted at least six months prior to the date the executive provides notification of his intent to terminate his employment due to qualified retirement, and at least six months prior to his effective retirement date to be eligible for vesting as provided above. In addition, if Mr. Hesterberg’s employment is terminated for any reason, other than cause, after May 18, 2018, he will receive his pro rata bonus through the date of his termination, calculated in accordance with the annual incentive compensation plan and paid in a single lump sum payment.

In the event of a termination by the Company for Cause or a Voluntary Termination by the executive, all compensation and benefits will cease as of the respective date of termination. In these circumstances, the named executive officers would only receive base salary earned but not yet paid.

The employment agreements contain a covenant that the executives will not sue or lodge any claim against us based upon an Involuntary Termination for any payments in addition to those described above. In the event that the executive breaches this

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covenant, we will be entitled to recover from that executive all sums we or any of our subsidiaries or affiliates have expended in relation to such action. We will also be entitled to offset any amounts expended in relation to defending such claim against any amounts owed to the executive prior to a final determination of the arbitration provisions provided for in the employment agreement.

The executives have agreed not to disclose, during or at any time after their employment with us, any of our confidential information or trade secrets. The executives will return all proprietary materials, and all copies thereof, to us upon a termination of employment for any reason, and all copyrighted works that the executive may have created during his employment relating to us or our business in any manner shall remain our property.

These agreements generally contain the following terms, except where noted otherwise below, and the following provisions that could impact the amount of compensation that the executives receive at or following their separation from service from us:

•	“Cause” shall mean any of the following: (1) conviction or plea of nolo contendere to a felony or a crime involving moral turpitude; (2) breach of any material provision of either an agreement with us or our Code of Conduct; (3) the use, for his own benefit, of any confidential or proprietary information of ours, or willfully divulging for his benefit such information; (4) fraud or misappropriation or theft of any of our funds or property; (5) willful refusal to perform his duties; or (6) gross negligence; provided, however, that we, before terminating the executive under (2) or (5), must first give written notice to him of the nature of the alleged breach or refusal and must provide him with a minimum of fifteen days to correct the problem. Before terminating him for purported gross negligence we must give written notice that explains the alleged gross negligence in detail and must provide him with a minimum of 20 days to correct the problem, unless correction is inherently impossible.
•	“Corporate Change” shall mean the first to occur of any of the following events: (1) any person acquires 50% or more of our common stock or voting securities, other than (a) any acquisition directly from or resulting from an acquisition of our shares by us, (b) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by us or any entity controlled by us, or (c) any acquisition by any entity pursuant to a transaction which complies with clauses (a) or (b); (2) the occurrence of a merger, reorganization, consolidation or disposition of all or substantially all of our assets, unless our stockholders prior to such transaction hold more than 50% of the equity and voting power of the resulting entity or entity holding such assets, no person (other than benefit plans of such entity) holds 50% or more of the equity or voting power of such entity and at least a majority of the board of directors of such entity were members of the Incumbent Board; or (3) our stockholders approve our complete liquidation or dissolution.
•	“Constructive Termination Event” shall occur upon: (1) the failure by us to pay the executive’s compensation as provided in the applicable agreement; (2) relocation without his consent of his primary employment location of more than 50 miles; (3) our request that the executive perform any illegal activity or sign-off on any inappropriate financial statement or acknowledgement; (4) a material diminution in the executive’s position, duties, responsibilities, reporting status, or authority; or (5) a material negative reduction in base salary or incentive compensation targets within six months after a Corporate Change, except that before exercising his right to terminate the employment relationship pursuant to any of the previous provisions, he must first give written notice to our Board of the circumstances purportedly giving rise to his right to terminate and must provide us with a minimum of thirty days to correct the problem, unless correction is inherently impossible.
•	“Disability” shall mean the executive’s becoming incapacitated by accident, sickness or other circumstance that in the reasonable opinion of a qualified doctor approved by our Board, renders him mentally or physically incapable of performing the essential functions of the executive’s position, with or without reasonable accommodation, and that will continue, in the reasonable opinion of the doctor, for a period of no less than 180 days.
•	“Involuntary Termination” shall mean a termination by the executive due to a Constructive Termination Event by itself or in relation to a Corporate Change, or by us for any reason without Cause, at the discretion of our Board; an “Involuntary Termination” also includes the nonrenewal of the executive’s employment agreement by the Board.
•	“Voluntary Termination” shall mean a termination by the executive other than for a Constructive Termination Event.

GROUP 1 AUTOMOTIVE 2014 LONG TERM INCENTIVE PLAN

The 2014 Long Term Incentive Plan provides that, upon the occurrence of a Corporate Change, the Compensation Committee may fully vest any restricted stock awards then outstanding and, upon such vesting, all restrictions applicable to the restricted stock will terminate. Further, the Committee may determine that the performance conditions are satisfied for the performance share awards upon a Corporate Change if the participant is also terminated without cause or for good reason in connection with the Corporate Change, or the participant’s award is not assumed or converted by the controlling entity following the Corporate Change.

The 2014 Long Term Incentive Plan provides that a Corporate Change occurs if (1) we are dissolved and liquidated; (2) we are not the surviving entity in any merger or consolidation (or we survive only as a subsidiary of an entity); (3) we sell, lease or exchange all or substantially all of our assets to any other person or entity; (4) any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of our voting stock; or (5) after a contested election of directors, the persons who were directors before such election cease to constitute a majority of our Board of Directors.

Our named executive officers do not currently, and at December 31, 2019 did not, hold any unvested stock options, and therefore there are no amounts to report with respect to acceleration of stock option awards by the Compensation Committee in connection with a Corporate Change.

The award agreements for restricted stock under the Company’s 2014 Long Term Incentive Plan also establish vesting provisions applicable to termination of employment. The award agreement for all grants of restricted stock to our named executive officers,

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provides for accelerated vesting if the named executive officer’s employment is terminated due to death or disability. The award agreements also provide for accelerated vesting in the case of death or disability and in the case of a qualified retirement. A “qualified retirement” is the termination of employment on a date that is on or after the employee’s attainment of age 63 and following the employee’s completion of at least ten years of service with the Company and upon satisfaction of a two year non-compete and certain non-disclosure covenants. Additionally, awards granted during the year employment is terminated will vest, provided the executive received such award at least six months prior to termination.

The performance share agreements under the 2014 Long Term Incentive Plan for our named executive officers provides that upon a named executive’s officer’s termination due to death or disability, the performance shares will pay out following the performance period based on actual performance. If a named executive officer’s employment is terminated due to a “planned retirement” (generally defined as a mutually agreed upon retirement by the officer and the Company), the performance shares will convert to time-based restricted stock awards that will continue to vest, subject to the officer’s compliance with applicable restrictive covenants, until the second anniversary of the named executive officer’s termination of employment. Such a conversion will occur based on the actual performance achieved during the performance period. All other terminations of employment (other than as described above in connection with a Corporate Change) will result in a forfeiture of the performance shares without payment. The performance shares were also granted with the Maximum Value, a supplemental maximum payout formula that is described further within the Compensation Discussion and Analysis above. The Maximum Value could potentially alter the number of underlying common stock that could become payable pursuant to the award under any of the performance levels in connection with an acceleration or payment event.

NON-COMPETITION AGREEMENTS

Along with their respective employment agreements, Mr. Hesterberg has entered into a Non-Compete Agreement and Mr. Rickel has entered into an Incentive Compensation and Non-Compete Agreement with us, each of which provide that for a period of two years following the executive’s termination of employment, the executive will not compete with us or induce any of our employees to leave his or her employment with us or hire any of our employees.

If Mr. Hesterberg violates this agreement, he will also forfeit his rights to any restricted stock and stock options granted pursuant to his employment agreement, and we will have the right to refrain from making any further payments under that agreement, as well as to receive back from Mr. Hesterberg the full value of any payments which were made to him in the previous twelve months as well as the value of any restricted stock or stock options that may have vested during the past twelve months from the date of Mr. Hesterberg’s termination. If Mr. Rickel violates his agreement, we will have the right to demand forfeiture of any cash or equity award realized during the twelve months prior to the violation.

Messrs. Hesterberg and Grese are eligible for a “qualified retirement”, as previously described under “2019 Compensation Discussion and Analysis — Long Term Equity Incentive Compensation,” and therefore would be subject to the two year non-compete agreement described therein. Messrs. Kenningham, Rickel and DeLongchamps currently are not eligible for a qualified retirement.

Termination and Change in Control Tables for 2019

The following tables summarize the compensation and other benefits that would have become payable to each named executive officer assuming a Corporate Change occurred on December 31, 2019, or his employment had terminated for the reasons specified below on December 31, 2019, given, if applicable, the named executive officer’s base salary as of that date and the closing price of the Company’s common stock on December 31, 2019 (the last trading day of the year), which was $100.00.

In addition, the following tables summarize the compensation that would become payable to Messrs. Hesterberg and Rickel assuming that a Corporate Change of the Company coupled with an involuntary reduction of his salary or incentive compensation target had occurred on December 31, 2019. These calculations do not include performance shares because the performance period has not been fulfilled.

	Involuntary	Constructive	Corporate	Death and
	Termination	Termination	Change	Disability
Earl J. Hesterberg	($)	($)	($)	($)
Salary and Bonus	3,277,500	3,277,500	5,002,500	2,127,500
Equity Compensation(1)	12,749,500	12,749,500	12,749,500	12,749,500
Use of Vehicle	10,227	10,227	10,227	20,454
TOTAL	16,037,227	16,037,227	17,762,227	14,897,454
(1)	The amount in the table was calculated by multiplying $100.00 by the 127,495 unvested shares of restricted stock Mr. Hesterberg held on December 31, 2019 that we assume for purposes of this calculation would be subject to accelerated vesting, to equal $12,749,500. Although Mr. Hesterberg has attained the age for a qualified retirement, he would be eligible to receive unvested restricted stock only if he remained compliant with his restrictive covenants.

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	Involuntary	Constructive	Corporate	Death and
	Termination	Termination	Change(2)	Disability
Daryl A. Kenningham	($)	($)	($)	($)
Equity Compensation(1)	—	—	3,882,900	3,882,900
TOTAL	—	—	3,882,900	3,882,900
(1)	The amount in the table was calculated by multiplying $100.00 by the 38,829 unvested shares of restricted stock Mr. Kenningham held on December 31, 2019 that we assume for purposes of this calculation would be subject to accelerated vesting, to equal $3,882,900.
(2)	Assumes Compensation Committee determines to accelerate vesting in connection with a Corporate Change.

	Involuntary	Constructive	Corporate	Death and
	Termination	Termination	Change	Disability
John C. Rickel	($)	($)	($)	($)
Salary and Bonus	1,353,855	1,353,855	2,298,405	724,155
Equity Compensation(1)	3,832,200	3,832,200	3,832,200	3,832,200
Use of Vehicle	1,447	1,447	1,447	2,894
TOTAL	5,187,502	5,187,502	6,132,052	4,559,249
(1)	The amount in the table was calculated by multiplying $100.00 by the 38,322 unvested shares of restricted stock Mr. Rickel held on December 31, 2019 that we assume for purposes of this calculation would be subject to accelerated vesting, to equal $3,832,200.

	Involuntary	Constructive	Corporate	Death and
	Termination	Termination	Change(2)	Disability
Frank Grese, Jr.	($)	($)	($)	($)
Equity Compensation(1)	—	—	2,663,900	2,663,900
TOTAL	—	—	2,663,900	2,663,900
(1)	The amount in the table was calculated by multiplying $100.00 by the 26,639 unvested shares of restricted stock Mr. Grese held on December 31, 2019 that we assume for purposes of this calculation would be subject to accelerated vesting, to equal $2,663,900. Although Mr. Grese has attained the age for a qualified retirement, he would be eligible to receive unvested restricted stock only if he remained compliant with his restrictive covenants.
(2)	Assumes Compensation Committee determines to accelerate vesting in connection with a Corporate Change.

	Involuntary	Constructive	Corporate	Death and
	Termination	Termination	Change(2)	Disability
Peter C. DeLongchamps	($)	($)	($)	($)
Equity Compensation(1)	—	—	2,730,200	2,730,200
TOTAL	—	—	2,730,200	2,730,200
(1)	The amount in the table was calculated by multiplying $100.00 by the 27,302 unvested shares of restricted stock Mr. DeLongchamps held on December 31, 2019 that we assume for purposes of this calculation would be subject to accelerated vesting, to equal $2,730,200.
(2)	Assumes Compensation Committee determines to accelerate vesting in connection with a Corporate Change.

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Director Compensation

2019 Director Compensation Table

The following table sets forth a summary of the compensation we paid to our non-employee directors in 2019. Directors who are our full-time employees receive no compensation for serving as directors. The only current employees serving as directors are Earl J. Hesterberg, our President and Chief Executive Officer, and Lincoln Pereira, Regional Vice President, Brazil, and Chairman of UAB. All compensation paid to Mr. Hesterberg as an employee may be found above in the Summary Compensation Table and information regarding Mr. Pereira’s compensation may be found in the section titled “Certain Relationships and Related Transactions.”

				Change in
				Pension Value
	Fees			and
	Earned			Nonqualified
	or			Deferred
	Paid in	Stock	All Other	Compensation
	Cash	Awards(1)(2)	Compensation(3)	Earnings(4)	Total
Name	($)	($)	($)	($)	($)
John L. Adams	52,500	189,997	19,248	130,888	392,636
Carin M. Barth	71,503	189,997	17,600	2	279,102
Stephen D. Quinn	156,503	189,997	17,600	—	364,100
Steven P. Stanbrook(5)	17,135	72,862	6,696	—	96,693
J. Terry Strange(6)	32,503	189,997	8,800	21,614	252,914
Charles L. Szews	54,003	189,997	17,600	—	261,600
Anne Taylor	45,003	189,997	17,600	—	252,600
Max P. Watson, Jr.	60,003	189,997	17,600	—	267,600
MaryAnn Wright	45,003	189,997	17,600	8	252,608
(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of awards computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are included in Note 4 to our audited financial statements for the fiscal year ended December 31, 2019 included in our Annual Report on Form 10-K.
(2)	Our directors are offered the option of taking their annual retainer in restricted stock or restricted stock units. In 2019 each non-employee director received 2,640 shares of restricted stock or restricted stock units in payment of the equity portion of the 2019 annual retainer, with the exception of Mr. Stanbrook who joined the Board on August 14, 2019 and received a pro rata annual retainer of 918 shares of restricted stock.
(3)	Reflects the maximum cost associated with the personal use of one Company vehicle or the economic equivalent.
(4)	Amounts reflect above-market earnings on the Deferred Compensation Plan. Amounts are reflective of earnings in excess of 120% of the applicable federal long-term rate, with compounding, of 3.91%. We do not sponsor a pension plan.
(5)	Mr. Stanbrook joined the Board on August 14, 2019.
(6)	Mr. Strange retired from the Board effective May 16, 2019.

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Retainers and Fees

The table below sets forth the compensation components we paid to our non-employee directors which governed the 2019 compensation program:

2019
Retainer and Meeting Fees(1)	($)
Annual Retainer
Annual Cash Retainer	45,000
Equity Retainer(2)	190,000
Additional Annual Retainers
Non-Executive Chairman of the Board	100,000
Audit Committee Chair	25,000
Compensation Committee Chair	15,000
Finance/Risk Management Committee Chair	15,000
Governance & Corporate Responsibility Committee Chair	10,000
Board and Committee Meeting Fees(3)

Vehicle Stipend	17,600
(1)	All cash retainer amounts are paid quarterly.
(2)	The equity portion of the retainer is paid annually in restricted stock or restricted stock units valued at approximately $190,000 at the time of the grant pursuant to the 2014 Long Term Incentive Plan.
(3)	No meeting fees will be paid unless the Board or Committee meets more than eight times per year. In the event a Committee or the Board meets more than eight times in one year, meeting fees will be paid to the Board or respective Committee members, on a quarterly basis in the amount of $1,500 for each committee meeting.

Equity-Based Compensation

The equity portion of our non-employee directors’ retainers is paid annually in restricted stock or restricted stock units valued at approximately $190,000 at the time of the grant pursuant to the 2014 Long Term Incentive Plan. Directors can elect whether to receive the equity retainer in restricted stock or restricted stock units. In 2019, all of our then current Directors elected to receive their annual retainer in restricted stock, except for Ms. Barth, Ms. Taylor and Ms. Wright, who each elected to receive restricted stock units. The grant was effective January 2, 2019 and was determined based on the average of the high and low market price of our common stock on that date. Accordingly, each non-employee director received 3,563 shares of restricted stock or restricted stock units in payment of the equity portion of the 2019 annual retainer. Mr. Stanbrook was elected to the Board on August 14, 2019. Upon his election, he received a pro rata annual retainer of 918 shares of restricted stock.

Prior to 2019, the forfeiture restrictions on restricted stock lapsed fully after six months. Beginning January 1, 2019, the restricted stock or restricted stock units vest immediately upon issuance. All vested restricted stock units held by a director will settle upon the retirement, death or disability of the director. The vested restricted stock units held by a director are settled in cash or shares of our common stock upon the termination of the director’s membership on our Board of Directors. Effective January 1, 2019, all restricted stock units are settled in cash.

Stock Ownership Guidelines

Our Board has adopted Stock Ownership Guidelines that apply to our non-employee directors. The guidelines currently require our non-employee directors to own and hold 10,000 shares of our common stock. The holding requirement was determined based on competitive market practice. Stock ownership levels should be achieved by each director within five years of first appointment to the Board. Stock that applies toward satisfaction of these guidelines includes: (1) shares of common stock owned outright by the director and his or her immediate family members who share the same household, whether held individually or jointly and (2) awarded restricted stock and restricted stock unit shares. Each of our directors has met, or will meet within the applicable timeframe, our current stock ownership requirements for non-employee directors.

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Nonqualified Deferred Compensation

Messrs. Adams, Quinn and Strange have elected to participate in the Company’s Deferred Compensation Plan, described in greater detail above. The plan provides those directors who elect to participate an opportunity to accumulate additional savings for retirement on a tax-deferred basis. The non-employee directors may defer any portion of the cash compensation (annual retainer or meeting fees) that he or she receives with respect to the services provided to our Board, including any committee services, and the director will be 100% vested in his account at all times. We have complete discretion over how the deferred funds are utilized and they represent our unsecured obligation to the participants.

Deferred amounts will be deemed to be notionally invested in such fund as the participants shall designate. Most of the funds are also available in the Group 1 401(k) Savings Plan except for the Group 1 Guaranteed Crediting Rate investment option which is the default investment option and only available in the Deferred Compensation Plan. The Group 1 Guaranteed Crediting Rate investment option is a declared interest rate, which is set by the Compensation Committee annually. The deferred interest rate for 2019 was set at 8.0%. Effective April 1, 2020, the committee reduced the declared interest rate for the foreseeable future from 8.0% to 3.0% due to the recent economic and operational concerns over the anticipated negative implications of the COVID-19 (coronavirus) outbreak.

Ms. Barth, Ms. Taylor and Ms. Wright, while not elected plan participants, have the cash portion of a marginal share from the annual equity retainer deferred into the Deferred Compensation Plan.

Compensation Changes for Fiscal 2020

In November 2019, the Governance & Corporate Responsibility Committee reviewed Board compensation trends for S&P 500 directors. The GCR Committee noted that the Board’s current total compensation for non-employee directors was lower than the average total compensation paid to S&P 500 directors. The GCR Committee also noted that the Board’s compensation had not changed since 2017. After extensive discussion, the GCR Committee recommended, and the Board approved, slight modifications to the Board’s annual compensation to bring it in line with current compensation levels for S&P 500 directors. The Board approved an increase in the equity retainer from $190,000 to $200,000, an increase in the vehicle stipend from $17,600 to $20,000, and eliminated payment of meeting fees. However, due to the recent economic and operational concerns over the anticipated negative implications of the COVID-19 (coronavirus) outbreak, on March 24, 2020, the Board determined that it was appropriate to eliminate the chairman, committee chair and cash retainer fees for the foreseeable future. Accordingly, effective April 1, 2020, the cash component of the director compensation has been eliminated. The Board’s compensation for 2020 is set forth below:

	2020 Board	2020 Board
	Fees	Fees
	Effective	Effective
	01/01/2020	04/01/2020
Retainer and Meeting Fees(1)	($)	($)
Annual Retainer
Annual Cash Retainer	45,000	—
Equity Retainer(2)	200,000	200,000
Additional Annual Retainers
Non-Executive Chairman of the Board	100,000	—
Audit Committee Chair	25,000	—
Compensation Committee Chair	15,000	—
Finance/Risk Management Committee Chair	15,000	—
Governance & Corporate Responsibility Committee Chair	10,000	—

Vehicle Stipend	20,000	20,000
(1)	All cash retainer amounts are paid quarterly.
(2)	The equity portion of the retainer is paid annually in restricted stock or restricted stock units valued at approximately $200,000 at the time of the grant pursuant to the 2014 Long Term Incentive Plan.

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CEO Pay Ratio Disclosure

SEC regulations require that we provide a comparison of the annual total compensation of Earl Hesterberg, our Chief Executive Officer in 2019, to the annual total compensation of our median employee. For purposes of providing the comparison in accordance with SEC regulations, we identified a “median employee” and compared Mr. Hesterberg’s annual total compensation to that of the median employee. For 2019, our last completed fiscal year:

•	Mr. Hesterberg’s annual total compensation was $7,924,402
•	Our median employee’s total compensation was $49,324
•	The ratio of Mr. Hesterberg’s annual total compensation to our median employee’s annual total compensation was 161 to 1.

The methodology that we used to identify the median employee is described below. Annual total compensation is calculated in the same manner as the amount set forth in the “Total” column in the 2019 Summary Compensation Table. We believe the pay ratio information set forth above constitutes a reasonable estimate, calculated in a manner consistent with applicable SEC regulations.

Because other companies may use different methodologies to identify their median employees, the pay ratio set forth above may not be comparable to the pay ratios used by other companies.

Methodology

SEC rules permit companies to identify the median paid employee once every three years as long as there has been no change in the company’s employee population or compensation arrangements that significantly impacts the pay ratio disclosure. Since 2017 we have completed several acquisitions in the U.K. The additional employees from the acquisitions are homogenously distributed in terms of level and compensation to the existing population resulting in immaterial changes in our organization. Therefore, we are employing the same methodology used last year, as described below, to identify the median employee.

Date Used to Determine Employee Population – For purposes of identifying the median employee, we selected December 31, 2017 to be the date as of which we would determine our employee population.

Composition of Employee Population – We determined that, as of December 31, 2017, we had three separate employee populations - Brazil, the U.K. and the U.S., with a total of 13,077 employees globally.

Given availability of payroll data, the size, composition and global diversity of these 13,077 employees, we employed statistical sampling to assist in identification of the median employee. We stratified the employee population based on similarity of characteristics such as geography into groups. We then took the natural log of compensation data for each employee within the group. This natural log of compensation provided us with the data used in the “consistently applied compensation measure (“CACM”) discussed below. From the log normal data, we calculated median, standard deviation and variance of each group for the purposes of deriving sample sizes that fairly represented the grouping. Using this methodology, we generated a random sample of 1,838 employees. The group medians were then weighted by total group headcount relative to Group 1’s 13,077 employees to derive the median employee.

Pay Data Used – To identify the median employee, we derived compensation information from our payroll records for fiscal 2017. We used a CACM which included total taxable income, or equivalent. We converted the amount of compensation paid to non-U.S. employees to U.S. dollars using average foreign currency exchange rates for 2017. We annualized compensation for full-time employees hired during 2017.

Using this methodology, there were several employees whose CACM aggregated around median. For consistency purposes, we chose to use the employee who was located in the U.S. with more consistent year over year compensation for purposes of the comparison to Mr. Hesterberg’s annual total compensation.

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Certain Relationships and Related Transactions

Transactions

During fiscal year 2019 we were not, and we are not currently, a party to a transaction or series of transactions in which the amount involved did or may exceed $120,000, in which any of our directors, executive officers, any holder of more than 5% of our common stock or any member of the immediate family of any of these persons had or will have a direct or indirect material interest, except as described below and the compensation arrangements (including with respect to equity compensation) described in “2019 Compensation Discussion and Analysis,” “Executive Compensation” and “Director Compensation.”

Information below pertains to certain related party transactions related to the operations of our subsidiary UAB, which we acquired in February 2013. All of the operations of UAB are in Brazil. The conversion of amounts expressed in Brazilian Reais to U.S. Dollars was calculated by using the average currency exchange rate for 2019, as provided by Oanda. The applicable exchange rates are: R$3.94229 = USD$1.00.

LINCOLN PEREIRA AND UAB

During 2019 we paid Lincoln Pereira, a Director of our Company, R$950,589.00 (USD$241,126.10) cash compensation for his services as our Regional Vice President, Brazil and as Chairman of our Brazilian subsidiary, UAB, and R$143,373.60 (USD$36,368.10) for health insurance.

Mr. Pereira’s brother, Ricardo Ribeiro da Cunha Pereira, serves as Commercial Vice President, Paraná. During 2019 the Company paid Mr. Ricardo Pereira R$582,477.48 (USD$147,751.05) in total compensation, consisting of R$509,074.60 (USD$129,131.70) of cash compensation and R$73,402.88 (USD$8,619.35) for health insurance.

Mr. Pereira’s brother, Andre Ribeiro, serves as Commercial Operations Director. During 2019, the Company paid Mr. Andre Ribeiro R$1,040,606.00 (USD$263,959.78) in total cash compensation, and R$146,173.20 (USD$37,078.25) for health insurance.

UAB leases office and retail space at market rates from Santorini Negócios Imobiliários Ltda. (“Santorini”), a real estate company which was co-founded by Mr. Pereira. The lease provides for monthly payments of R$156,172.00 (USD$39,614.54) and is adjusted annually pursuant to the IGP-M/FGV index. The lease expires in February 2029, but can be terminated with one month prior notice, subject to a three month early-termination penalty payment. Current owners of Santorini include Mr. Pereira’s wife, Anna Luiza Flecha de Lima da Cunha Pereira, who also manages the property, Irene Maria Flecha de Lima, Mr. Pereira’s mother-in-law, and Andrea Maria Flecha da Lima, Mr. Pereira’s sister-in-law. Total payments to Santorini in 2019 are R$1,874,064.00 (USD$475,374.47) Mr. Pereira holds no ownership interest in Santorini.

UAB also leases office space at market rates from Irene Maria Flecha de Lima, Mr. Pereira’s mother-in-law. The lease provides for monthly payments of R$16,124.00 (USD$4,090.01) and is adjusted annually pursuant to the IGP-M/FGV index. The lease expired in October 2015, but can be terminated at any time with one month prior notice. Total payments to Irene Maria Flecha de Lima in 2019 are R$193,488.00 (USD$49,080.10).

Mr. Pereira’s cousin, Joao Candido Cunha Pereira, represents UAB in legal court cases solely relating to the State of Paraná. These legal services are governed by a contractual relationship signed in January 2012 for an undetermined term, and can be terminated at any time with 90 days’ notice. All legal rates are at or below the current market rate for such legal services. Total payments to Joao Candido Cunha Pereira in 2019 are R$180,768.27 (USD$45,853.62). UAB previously was also represented in legal matters by Cunha Pereira Law Firm, which was controlled by Mr. Pereira and his father. Mr. Pereira closed the Cunha Pereira Law Firm in 2016.

UAB purchases newspaper and radio advertising space from RPC Comunicações (“RPC”), a communications group in the state of Parana owned by Therezinha Cunha Pereira, Guilherme Cunha Pereira and Ana Amelia Cunha Pereira, Mr. Pereira’s aunt and two cousins, respectively. The prices are negotiated based on a price list published by RPC. UAB’s marketing department purchases the advertising space directly from RPC without any involvement from Mr. Pereira, at or below current market rates for such services, on an “as-needed” basis. There were no payments to RPC in 2019.

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Policies and Procedures

We review all relationships and transactions in which we and our directors and named executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our General Counsel’s office is primarily responsible for the development and implementation of written procedures and controls to obtain information from the directors and named executive officers with respect to related person transactions and for subsequently determining, based on the facts and circumstances disclosed to them, whether we or a related person has a direct or indirect material interest in the transaction. As required under the SEC’s rules, transactions that are determined to be directly or indirectly material to us or a related person are filed with the SEC when required, and disclosed in our proxy statement.

Our Code of Conduct discourages all conflicts of interest and provides guidance on handling conflicts of interest. Under the Code of Conduct, conflicts of interest occur when private or family interests interfere in any way, or even appear to interfere, with the interests of our Company. Our restrictions on conflicts of interest under the Code of Conduct include related person transactions.

We have multiple processes for reporting conflicts of interests, and related person transactions. Under the Code of Conduct, all employees are required to report any actual or apparent conflict of interest, or potential conflict of interest, to their supervisors and all related person transactions involving our regional or market executives must be communicated in writing as part of their quarterly representation letter. This information is then reviewed by our Internal Audit Department, General Counsel, Audit Committee, our Board or our independent registered public accounting firm, as deemed necessary, and discussed with management. As part of this review, the following factors are generally considered:

•	the nature of the related person’s interest in the transaction;
•	the material terms of the transaction, including, without limitation, the amount and type of transaction;
•	the importance of the transaction to the related person;
•	the importance of the transaction to a third party;
•	the importance of the transaction to us;
•	whether the transaction would impair the judgment of a director, named executive officer or employee to act in the best interest of our Company;
•	whether the transaction might affect the status of a director as independent under the independence standards of the New York Stock Exchange; and
•	any other matters deemed appropriate with respect to the particular transaction.

Ultimately, all such transactions must be approved or ratified by our Board. Any member of our Board who is a related person with respect to a transaction is recused from the review of the transaction.

In addition, our legal staff annually distributes a questionnaire to our named executive officers and members of our Board requesting certain information regarding, among other things, their immediate family members, employment and beneficial ownership interests. This information is then reviewed for any conflicts of interest under the Code of Conduct. At the completion of the annual audit, our Audit Committee and the independent registered public accounting firm review with management, insider and related person transactions and potential conflicts of interest. In addition, our internal audit function has processes in place, under its written procedure policies, to identify related person transactions and potential conflicts of interest and report them to senior management and the Audit Committee.

We also have other policies and procedures to prevent conflicts of interest. For example, our Corporate Governance Guidelines require that our Board assess the independence of the non-management directors at least annually, including a requirement that it determine whether or not any such directors have a material relationship with us, either directly or indirectly, as defined therein and as further described under “Information about our Board and its Committees — Independence of the Members of our Board.”

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Security Ownership Information

Security Ownership of Certain Beneficial Owners and Management

The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by our directors and nominees, our named executive officers, our current directors and named executive officers as a group, and any stockholders with over 5% of our common stock. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of, or to direct the disposition of, such security. A person is also deemed to be the beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Except as otherwise indicated, directors and named executive officers possessed sole voting and investment power with respect to all shares of common stock in the table. In addition, except as otherwise indicated, all information is as of March 17, 2020.

Name and Address of Beneficial Owner(1)	Aggregate Number of Shares Owned(2)		Percent of Class Outstanding(3)
Earl J. Hesterberg	294,088	(4)	1.6%
Daryl A. Kenningham	61,886		*
John C. Rickel	93,594		*
Frank Grese, Jr.	35,007		*
Peter C. DeLongchamps	44,923		*
John L. Adams	58,370	(5)	*
Carin M. Barth	10,320		*
Lincoln Pereira	213,122	(6)	1.2%
Stephen D. Quinn	48,070		*
Steven P. Stanbrook	2,912		*
Charles L. Szews	10,872		*
Anne Taylor	6,364		*
Max P. Watson, Jr.	51,740		*
MaryAnn Wright	13,860		*
All Directors and Named Executive Officers as a group (14 persons)	945,128	(7)	5.2%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	2,751,592	(8)	15.2%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	1,860,286	(9)	10.3%
Dimensional Fund Advisors LP. 6300 Bee Cave Road Austin, TX 78746	1,592,275	(10)	8.8%

*	Represents less than 1% of the outstanding common stock.
(1)	Except as otherwise indicated, the mailing address of each person or entity named in the table is Group 1 Automotive, Inc., 800 Gessner, Suite 500, Houston, Texas 77024.
(2)	Includes restricted shares as to which the individual has voting, but not dispositive, power, as follows: Mr. Hesterberg (116,938 shares), Mr. Kenningham (41,334 shares), Mr. Rickel (33,427 shares), Mr. Grese (23,680 shares), Mr. DeLongchamps (23,680 shares), and Mr. Pereira (148,682 shares held in escrow, of which 113,869 shares are designated for the UAB shareholders and 34,813 shares are designated for Mr. Pereira).
(3)	Based on total shares outstanding of 18,108,921 at March 17, 2020.

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(4)	Includes 17,282 shares held by the Hesterberg Management Trust, for which Mr. Hesterberg and his spouse are co-trustees, 65,517 shares of common stock held in gift trusts for the benefit of Mr. Hesterberg’s children, for which he serves as Trustee, 9,953 shares held by Mr. Hesterberg’s spouse, and 65,517 shares held by the 2019 Family Trust for which Mr. Hesterberg’s spouse serves as Trustee.
(5)	Includes 2,000 shares held indirectly through the Susie and John L. Adams Family Foundation.
(6)	Mr. Pereira has shared voting and dispositive power with respect to 178,309 shares; all such shares are owned by Abbe Investments, Ltd., a British Virgin Islands company, owned 98% by Mr. Pereira and 2% by his spouse. In addition, Mr. Pereira has sole voting, but no dispositive, power with respect to 148,682,shares held in escrow for the benefit of Mr. Pereira and João Alberto Gross Figueiró, André Ribeiro da Cunha Pereira, Maurício Vaz Rodrigues and Roger Penske, Jr., pursuant to a Stockholders’ Agreement dated February 28, 2013. Mr. Pereira has been designated the Stockholder Representative for those shares and directs voting of the shares. Of the 148,682, shares held in escrow, 34,813, shares have been designated for Mr. Pereira.
(7)	Includes 239,039 restricted shares as to which the named executive officers and directors currently have voting, but not dispositive, power, and 73,675 restricted stock units as to which the named executive officers and directors do not have voting or dispositive power, although the restricted stock units do count towards the Company’s stock ownership requirements. Does not include 48,204 performance shares as to which the named executive officers do not have voting rights or dispositive power.
(8)	As reported on Amendment No. 11 to Schedule 13G as of December 31, 2019 and filed with the SEC on February 4, 2020. BlackRock, Inc., as a parent holding company or control person, has sole voting power over 2,703,683 shares, sole dispositive power over 2,751,592 shares, and aggregate beneficial ownership of, 2,751,592 shares. The subsidiaries of BlackRock, Inc. that acquired the shares reported by BlackRock, Inc. are as follows: BlackRock Fund Advisors (which owns 5% or greater of the outstanding shares being reported in the Amendment No. 11 to Schedule 13G), BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock (Netherlands) B.V., BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG and BlackRock Investment Management, LLC.
(9)	As reported on Amendment No. 11 to Schedule 13G dated as of February 28, 2020 and filed with the SEC on March 6, 2020. The Vanguard Group, Inc. has sole voting power as to 16,977 shares, shared voting power over 3,000 shares, sole dispositive power over 1,843,007 shares, shared dispositive power over 17,279 shares and aggregate beneficial ownership of 1,860,286 shares. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 14,279 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 5,698 shares as a result of its serving as investment manager of Australian investment offerings.
(10)	As reported on Amendment No. 14 to Schedule 13G dated as of December 31, 2019 and filed with the SEC on February 12, 2020. Dimensional Fund Advisors LP, or certain of its subsidiaries (collectively, “Dimensional”) serve as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In its role as investment advisor, sub-adviser and/or manager, Dimensional possesses voting and/or investment power over shares of our common stock that are owned by the Funds, and may be deemed to be the beneficial owner of such shares held by the Funds. Dimensional has sole voting power as to 1,570,060 shares and sole dispositive power as to 1,592,275 shares. Dimensional disclaims beneficial ownership of all such shares. The Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the securities held in their respective accounts.

Delinquent Section 16(a) Reports

Our named executive officers, directors and any person who owns more than 10% of our common stock are required by Section 16(a) of the Exchange Act to file reports regarding their ownership of our stock. To our knowledge, based solely on a review of the copies of these reports furnished to us and written representations from these individuals that no other reports were required, we believe that all reporting requirements of Section 16(a) were met, except a Form 4 for Mr. Grese which was due on November 1, 2019, was filed late on November 4, 2019.

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Equity Compensation Plan Information

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (A)) (C)
Equity compensation plans approved by security holders	—	—	1,431,640*
Equity compensation plans not approved by security holders	—	—	—
TOTAL	—	—	1,431,640*

*	Includes 848,511 shares available under the Group 1 Automotive, Inc. Employee Stock Purchase Plan, and 583,129 shares available under the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan.

Supplemental Information on Equity Compensation Plans as of March 17, 2020

As of March 17, 2020, Group 1 had:

•	80,232 outstanding restricted stock units and director phantom shares (of which 16,671 will be settled in cash), including both unvested awards and vested awards with a deferred payment date;
•	103,094 outstanding performance shares under the 2019-2021 and 2020-2022 performance cycles at the maximum levels payable; and
•	427,126 shares remaining available for grant under the Existing LTIP. If the First Amendment is approved, the shares immediately available for grant will be the 1,000,000 shares authorized under the First Amendment, and the 427,126 shares remaining under the Existing LTIP, for a total of 1,427,126 shares available under the Amended LTIP.

The following is provided in order to assist those who may wish to run a burn rate calculation. The numbers in this table relate to the total number of performance shares vested and time-vesting restricted stock units and director phantom shares granted in a year across our company and are not limited to grants made to named executive officers or directors.

Year	Options Granted	Performance Shares Vested	Time-Vested Restricted Stock Units Granted	Total	Weighted-Average Number of Common Shares Outstanding
2019	—	0	267,887	267,887	17,917,195
2018	—	0	246,721	246,721	19,453,000
2017	—	0	223,139	223,139	20,420,000

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Questions and Answers about the Annual Meeting

What is the purpose of the meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting, including the election of nine director nominees, the advisory vote to approve executive compensation, the approval of an amendment to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan, the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and the consideration of any other matters properly presented at the meeting. In addition, senior management will be available to respond to questions regarding our business and financial performance during fiscal year 2019.

Who is entitled to vote at the meeting?

Only our stockholders as of 5:00 p.m., Central Daylight Saving Time, on March 17, 2020 (the record date) are entitled to receive notice of the Annual Meeting and to vote at the meeting. On March 17, 2020, there were 18,108,921 shares of Group 1 common stock issued and outstanding and entitled to vote at the meeting.

How many votes may I cast?

You are entitled to one vote for each share of Group 1 common stock you owned at 5:00 p.m., Central Daylight Saving Time, on March 17, 2020, on all matters presented at the meeting.

What is the difference between a stockholder of record and a beneficial owner or street name holder?

If your shares are registered directly in your name with our registrar and transfer agent, American Stock Transfer & Trust Company, LLC, you are considered a stockholder of record with respect to those shares.

If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of those shares, and your shares are held in street name.

If you hold common stock in BOTH street name and as a stockholder of record, YOU MUST VOTE SEPARATELY for each position of common stock.

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How do I vote my shares?

If you are a stockholder of record on the record date, you may vote in person at the Annual Meeting or by proxy using any of the following methods:

Online — visit the website shown on the proxy card (www.proxyvote.com) and follow the instructions at that website at any time prior to 11:59 p.m., Eastern Daylight Saving Time, on May 12, 2020;

Telephone — within the United States (“U.S.”) or Canada, call the toll-free telephone number shown on the proxy card and follow the instructions at any time prior to 11:59 p.m., Eastern Daylight Saving Time, on May 12, 2020; or

Mail — if you receive a paper copy of the proxy materials, complete, sign and date the proxy card and return the proxy card in the prepaid envelope. Your proxy card must be received by the Company before the voting polls close at the Annual Meeting.

If you vote by internet or telephone, do not return your proxy card. The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Submitting your proxy by internet or telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

If you want to vote in person at the meeting, you must request a ballot. For directions to the Annual Meeting visit www.sterlingmccalllexus.com, scroll to the bottom of the page and enter your address for directions to the dealership.

If you hold your shares in street name, you will receive instructions from your broker, bank or other nominee describing how to vote your shares. Beneficial owners voting by telephone or internet are subject to the same deadlines as described above for holders of record. If you want to vote in person, you must obtain a legal proxy from your broker, bank or other nominee and bring it to the meeting.

Can I change my vote or revoke my proxy?

If you are a stockholder of record on the record date, you can revoke your proxy prior to the completion of voting at the Annual Meeting by:

•	delivering an executed, later-dated proxy that is received by the Corporate Secretary of the Company before the voting polls close at the Annual Meeting;
•	resubmitting your proxy by internet or telephone at any time prior to 11:59 p.m., Eastern Daylight Saving Time, on May 12, 2020;
•	delivering a written notice of revocation of the proxy to Beth Sibley, Corporate Secretary, Group 1 Automotive, Inc., 800 Gessner, Suite 500, Houston, Texas 77024 no later than May 12, 2020; or
•	voting in person at the Annual Meeting.

Only your latest dated proxy that we receive prior to the Annual Meeting will be counted. Further, your attendance at the Annual Meeting will not automatically revoke your proxy.

If you are a street name stockholder you must follow the instructions of your broker, bank or other nominee to revoke your voting instructions. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee.

What is the effect of broker non-votes and abstentions and what vote is required to approve each proposal?

If you hold your shares in street name, you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker, bank or other nominee how to vote your shares, they may vote your shares as they decide as to each routine matter under the rules of the NYSE. Only Proposal No. 4 is considered a “routine” matter.

If you do not provide specific voting instructions to your broker on non-routine matters, your broker may not cast a vote on the proposal, resulting in a broker non-vote. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to “non-routine” matters. If you are a beneficial owner holding shares through a broker, bank or other nominee and you do not provide voting instructions on certain matters, your broker may cast a vote on your behalf for Proposal No. 4, but may not cast a vote on Proposals No. 1, 2 or 3. Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting.

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The table below describes the vote required for approval of each matter to be brought before the meeting, as well as the treatment of abstentions and broker non-votes as to each matter.

Proposal	Vote Required	Treatment of Abstentions	Treatment of Broker Non-Votes
1	Each nominee must receive the affirmative vote of a majority of votes cast by stockholders entitled to vote in the election of directors. Nominees who receive more “for” votes than “against” votes are elected, subject to our director resignation policy described below	No Effect	Not taken into account
2	The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter	Count as a vote “against”	Not taken into account
3	The affirmative vote of the holders of a majority of the shares entitled to vote on the matter	Count as a vote “against”	Not taken into account
4	The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter	Count as a vote “against”	Brokers have discretion

The Company’s director resignation policy requires any director nominee in an uncontested election who receives a greater number of votes “against” than votes “for” his or her election to tender his or her resignation promptly following the certification of the election results. The Governance & Corporate Responsibility Committee of the Board will consider all of the relevant facts and circumstances and make a recommendation to the Board with respect to whether to accept the resignation. Within 90 days, the Board is required to take action with respect to the recommendation and to promptly disclose its decision. The director resignation policy is more fully described in “Information about Our Board of Directors and Its Committees — Director Resignation Policy.”

Our Board has appointed Earl J. Hesterberg, our President and Chief Executive Officer, and John C. Rickel, our Senior Vice President and Chief Financial Officer, as the management proxy holders for the Annual Meeting. If you are a stockholder of record, your shares will be voted by the management proxy holders in accordance with the instructions on the proxy card you submit by mail, or the instructions provided for any proxy submitted by telephone or internet, as applicable. For stockholders who have their shares voted by duly submitting a proxy by mail, telephone or internet, unless the stockholder appropriately specifies otherwise, the management proxy holders will vote all shares represented by such valid proxies as our Board recommends.

How does the Board recommend I vote?

Our Board of Directors recommends that you vote your shares “FOR” each of the director nominees; “FOR” the approval, on a non-binding advisory basis, of our executive compensation; “FOR” the amendment to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan; and “FOR” the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for 2020.

What is a quorum?

There must be a quorum for the Annual Meeting to be held. A quorum will be present, if the holders of a majority of the shares of common stock entitled to vote are present in person or represented by proxy at the Annual Meeting. Our independent inspector of election, Broadridge Financial Solutions, will determine whether or not a quorum is present. There must be a quorum for the Annual Meeting to be held. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at the Annual Meeting.

If less than a quorum is represented at the meeting, the Chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time without further notice, and the persons named as proxies will vote the proxies they have been authorized at the Annual Meeting in favor of such an adjournment.

In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the items proposed by our Board have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient proxies have been received and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote the proxies they have been authorized to vote on any other business properly brought before the meeting in favor of such an adjournment. If a quorum is initially established, but sufficient stockholders withdraw such that the meeting is left with less than a quorum, the remaining stockholders present at the meeting may continue to transact business until the meeting is adjourned or recessed.

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Who will bear the cost of soliciting votes for the Annual Meeting?

We have engaged Alliance Advisors to assist with the solicitation of proxies for a fee not to exceed $6,000, plus reimbursement for reasonable out-of-pocket expenses. We will bear all expenses of soliciting proxies. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Group 1 may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Who will count the votes?

We have engaged Broadridge Financial Solutions to tabulate the votes and to serve as inspector of election at the Annual Meeting for a fee of approximately $3,500. Broadridge will separately tabulate “For,” “Against” and “Withhold” votes, abstentions and broker non-votes. Broadridge will also certify the election results and perform any other acts required by the Delaware General Corporation Law.

May I propose actions for consideration at next year’s Annual Meeting of Stockholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. Please read “Stockholder Proposals for 2021 Annual Meeting” for information regarding the submission of stockholder proposals and director nominations for consideration at next year’s Annual Meeting.

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Stockholder Proposals for 2021 Annual Meeting

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2021 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, stockholder proposals must be received by our Corporate Secretary no later than December 9, 2020 and meet the requirements of Rule 14a-8. No stockholder proposal was received for inclusion in this proxy statement.

As more specifically provided for in our Bylaws, in order for a nomination of persons for election to our Board or a proposal of business (other than through Rule 14a-8) to be properly brought before our Annual Meeting of Stockholders, it must be either specified in the notice of the meeting given by our Corporate Secretary or otherwise brought before the meeting by or at the direction of our Board or by a stockholder entitled to vote and who complies with the notice procedures set forth in our Bylaws. Subject to the exception described below, a stockholder making a nomination for election to our Board or a proposal of business for the 2021 Annual Meeting of Stockholders must deliver proper notice to our Corporate Secretary no earlier than the close of business 120 days and no later than the close of business 90 days prior to the anniversary date of the 2020 Annual Meeting of Stockholders. In other words, for a stockholder nomination for election to our Board or a proposal of business to be considered at the 2021 Annual Meeting of Stockholders, it should be properly submitted to our Corporate Secretary no earlier than the close of business January 13, 2021 and no later than the close of business February 12, 2021. However, in the event that the date of an Annual Meeting is more than 30 days before or more than 60 days after the anniversary date of the preceding year’s Annual Meeting, the stockholder notice must be delivered not earlier than 120 days prior to such Annual Meeting and not later than 90 days prior to such Annual Meeting or, if the first public announcement of the date of such Annual Meeting is less than 100 days prior to the date of such Annual Meeting, the 10th day following the day on which public announcement of the date of such Annual Meeting is first made by the Company.

If we increase the number of directors to be elected at an Annual Meeting and do not make a public announcement naming all of the nominees for director and specifying the size of the increased Board at least 80 days prior to the first anniversary of the preceding year’s Annual Meeting, a stockholder’s notice regarding the nominees for the new positions created by the increase will be considered timely if it is delivered to our Corporate Secretary not later than the close of business on the 10th day following the day on which the public announcement is first made.

For each individual that a stockholder proposes to nominate as a director or propose other business (other than through Rule 14a-8) at the 2021 Annual Meeting, the stockholder’s written notice to our Corporate Secretary must include the information required by and meet the detailed requirements set forth in our Bylaws. From time to time, the Governance & Corporate Responsibility Committee may request additional information from the nominee or the stockholder.

2019 Annual Report

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including the financial statements and the financial statement schedules, if any, but not including exhibits, will be furnished at no charge to each person to whom a proxy statement is delivered or made available upon the written request of such person addressed to 800 Gessner, Suite 500, Houston, TX 77024, Attn: Corporate Secretary.

2020 PROXY STATEMENT •	82

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Householding

We may send a single set of proxy materials, as applicable, and other stockholder communications to any household at which two or more stockholders with the same last name reside, unless we have received contrary instructions from those stockholders. This process is called “householding.” This reduces duplicate mailings and saves printing and postage costs as well as natural resources. The proxy materials and other stockholder communications may be householded based on your prior express or implied consent. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you wish to opt out of householding, and would like to have separate copies of the proxy materials mailed to each stockholder sharing your address, or if you are receiving multiple copies and would like to receive a single copy, please contact Broadridge Financial Solutions, Inc., by calling 1-800-542-1061 or by writing Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Broadridge will promptly deliver the requested materials. Beneficial owners (street name stockholders) sharing an address who are receiving multiple copies of the proxy materials, and other stockholder communications and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of such materials be mailed to all stockholders at the shared address in the future.

However, please note that if you want to receive a paper proxy card or other proxy materials for purposes of this year’s meeting, you should follow the instructions included in the information that was sent to you.

Other Matters

As of the date of filing this proxy statement, our Board is not aware of any other business or nominee to be presented or voted upon at the Annual Meeting. If any other business or nominee is properly presented, the proxies solicited by our Board will provide the proxy holders with the authority to vote on those matters and nominees in accordance with such persons’ discretion. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted by the proxy holders in accordance with the specification.

By Order of the Board of Directors,

Beth Sibley

Corporate Secretary

2020 PROXY STATEMENT •	83

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Appendix A –	First Amendment to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan

WHEREAS, GROUP 1 AUTOMOTIVE, INC. (the “Company”) has heretofore adopted the GROUP 1 AUTOMOTIVE, INC. 2014 LONG TERM INCENTIVE PLAN (the “Plan”); and

WHEREAS, the Company desires to amend the Plan in certain respects;

NOW, THEREFORE, the Plan shall be amended as follows, effective as of the date the stockholders of the Company approve this amendment (the “Amendment Effective Date”):

1.	Section V(i) of the Plan shall be deleted and replaced with the following:
“(i)	Subject to adjustment in the manner as provided in Subparagraph XII(b), the aggregate maximum number of shares of Common Stock that may be issued or transferred under the Plan shall equal the sum of:
(A)	2,200,000 shares, plus
(B)	the number of shares that remained available for issuance for future award grants under the Prior Plan as of the Effective Date, plus
(C)	the number of shares subject to outstanding awards as of the Effective Date that were granted under the Prior Plan to the extent that any such award lapses or the rights of its holder terminate without all shares of Common Stock underlying such award being issued or transferred to the holder thereof or without any such holder receiving a cash settlement under any such award.”
2.	Clause (A) of Section V(a)(iii) of the Plan shall be deleted and replaced with the following:
“(A) the aggregate maximum number of shares of Common Stock that may be issued under the Plan through Incentive Stock Options may not exceed 2,200,000 shares of Common Stock (subject to adjustment in the manner as provided in Subparagraph XII(b),”
3.	This First Amendment to the Plan shall be effective as of the Amendment Effective Date.
4.	As amended hereby, the Plan is specifically ratified and reaffirmed.
5.	Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the meaning given such terms under the Plan.

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed, effective for all purposes as provided above.

GROUP 1 AUTOMOTIVE, INC.
By:
Name:
Title:

2020 PROXY STATEMENT •	84

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CORE VALUES

INTEGRITY – We conduct ourselves with the highest level of ethics both personally and professionally when we sell to and perform service for our customers without compromising our honesty.

TRANSPARENCY – We promote open and honest communication between each other and our customers.

PROFESSIONALISM – We set our standards high so that we can exceed expectations and strive for perfection in everything we do.

TEAMWORK – We put the interest of the group first, before our individual interests, as we know that success only comes when we work together.

GROUP 1 AUTOMOTIVE®
800 Gessner, Suite 500 | Houston, TX 77024

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GROUP 1 AUTOMOTIVE®

GROUP 1 AUTOMOTIVE, INC.
800 GESSNER ROAD
SUITE 500
HOUSTON, TX 77024

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Savings Time on May 12, 2020. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Savings Time on May 12, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D05704-P32846

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GROUP 1 AUTOMOTIVE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Carin M. Barth
02) Earl J. Hesterberg
03) Lincoln Pereira
04) Stephen D. Quinn
05) Steven P. Stanbrook
06) Charles L. Szews
07) Anne Taylor
08) Max P. Watson, Jr.
09) MaryAnn Wright

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, such attorney-in-fact and proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2019 are available at www.proxyvote.com.

D05705-P32846

GROUP 1 AUTOMOTIVE, INC.
ANNUAL MEETING OF STOCKHOLDERS - MAY 13, 2020
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby revokes all prior proxies and appoints Earl J. Hesterberg and John C. Rickel, and each of them, as proxies with full power of substitution, to represent and to vote all shares of common stock of Group 1 Automotive, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on May 13, 2020 at 10:00 a.m., Central Daylight Saving Time at Sterling McCall Lexus, 10025 Southwest Freeway, Houston, Texas, and at any adjournment or postponement thereof, on any matter properly coming before the meeting, and specifically the matters described on the reverse side hereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted FOR the nominees set forth in proposal 1, FOR proposal 2, FOR proposal 3 and FOR proposal 4. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the 2020 Annual Meeting of Stockholders or at any adjournment or postponement thereof. Please see the accompanying proxy statement for additional details.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side